UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21085

THE METZLER/PAYDEN INVESTMENT GROUP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
EDWARD S. GARLOCK, ESQ.
PAYDEN & RYGEL
333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(NAME AND ADDRESS OF AGENT FOR SERVICE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 213-625-2870
DATE OF FISCAL YEAR END: OCTOBER 31, 2009
DATE OF REPORTING PERIOD: OCTOBER 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT

October 31, 2009

Payden MUTUAL FUNDS October 31,2009

Contents

•	President’s Letter

1	Management Discussion & Analysis

7	Portfolio Highlights & Investments

51	Statements of Assets & Liabilities

55	Statements of Operations

59	Statements of Changes in Net Assets

64	Notes to Financial Statements

79	Financial Highlights

88	Report of Independent Registered Public Accounting Firm

89	Fund Expenses

91	Approval of Investment Advisory Agreement

94	Trustees & Officers

Annual Report

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Dear Fellow Shareholders,

As we complete another fiscal year, we want to thank you for your continued confidence and support. Throughout the year, there has certainly been improvement in the capital markets and we see the light at the end of the tunnel. Yet, there are ongoing challenges such as the high unemployment rate, the continued unwinding of problems in the mortgage and commercial real estate markets and the likelihood of slower future economic growth globally.

Against this background, we are very pleased to reiterate that the Payden Mutual Funds have avoided any serious problems during the past year and throughout the credit crisis, despite a climate of unprecedented volatility and chaos in the financial markets. Payden & Rygel, the advisor to the Funds, also has weathered the storm extremely well. The firm continues to be independent in its ownership and has avoided taking the type of undue risk and leverage which has negatively impacted so many in the financial industry. As the firm enters its second quarter of a century, its policies and investment philosophy remain steadfast. Most importantly, our commitment to our shareholders is our first and foremost priority, as always.

The investment returns for the year ended October 31, 2009 have been positive, but just as important, the Funds continue to be consistent in their objectives and risk profiles. This dedication to style purity in our Fund management will not change in the future. We also want to assure you that we are continually identifying opportunities on a global basis that will help our shareholders achieve positive and investment returns.

We again thank you for your continued confidence and want to wish all of you, and your families, health and happiness in 2010!

Joan A. Payden

Management Discussion & Analysis

Short Duration Strategies

The fiscal year ended October 31, 2009 began with the deepest credit crisis since the Great Depression. Financial institutions around the globe were on the brink of failure, and policymakers engaged in dramatic efforts to provide liquidity and calm the nerves of the investment community.

As the New Year unfolded, economic indicators suggested the United States had entered a recession. Fourth quarter GDP fell to an annualized rate of −6.2%, unemployment was rising as corporations began to cut costs, and the consumer sector remained weak as the real-estate market showed no signs of improvement. Mixed messages and miscommunication from the government also contributed to market angst.

However, the Federal Reserve Board and policymakers abroad implemented several programs designed to stimulate economic activity and provide investors a sense of security. The Federal Reserve Board initiated a $300 billion U.S. Treasury and $1.25 trillion Agency Mortgage-Backed Security Purchase Program in an effort to keep interest rates low and provide support to the real-estate market. These programs proved to be effective, as credit conditions began to thaw during mid-2009 and it appeared the threat of a financial system meltdown had abated.

The second half of the fiscal year ended October 31, 2009 was marked by significant market recovery and improving economic conditions. Although unemployment remained high at near 10%, the rate of job losses began to decline, corporate earnings reported better than expected, and Gross Domestic Product turned positive for the first time in over a year. Credit spreads narrowed to pre-crisis levels and new issuance in the corporate arena remained robust.

The Payden Cash Reserve Money Market Fund (PBHXX) continued to provide a stable source of positive returns. For the fiscal year ended October 31, 2009, the Fund returned 0.63% compared to a return of 0.34% for the Lipper Money Market Average and 0.20% for the Lipper Government Money Market Average. The Fund’s focus on finding value in FDIC-sponsored securities and Agency notes contributed to performance.

The Payden Limited Maturity Fund (PYLMX) returned 3.13% for the fiscal year ended October 31, 2009, compared to a return of 0.30% for its benchmark, the Merrill Lynch Three Month Treasury Bill Index. The thawing of credit markets contributed positively to performance throughout the period. Structured products and corporate debt increased in price and provided attractive yield pick-up when compared to U.S. Treasury Bills.

The Payden Short Bond Fund (PYSBX) returned 7.74% for the fiscal year ended October 31, 2009, compared to a return of 2.74% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. As risk appetite in the market increased throughout 2009, all non-U.S. Treasury sectors provided positive performance.

The Payden U.S. Government Fund (PYUSX) returned 6.20% for the fiscal year ended October 31, 2009, compared to a return of 3.53% for its benchmark, the Merrill Lynch 1-5 Year Treasury Index. Yield premiums on Agency debt, Agency mortgage-backed securities, and FDIC-sponsored securities declined aggressively throughout the period contributing positively to performance.

Intermediate Duration Bond Strategies

The Payden GNMA Fund (PYGNX) returned 12.19% for the fiscal year ended October 31, 2009. The Fund’s benchmark, the Merrill Lynch GNMA Master Index, returned 11.31% over the same period. The past year was undoubtedly the most volatile investment period since the Fund commenced operations a little over ten years ago. The debt crisis, kick-started by the downturn in U.S. housing, spawned the longest recession since the 1930’s Great Depression. In response, the U.S. Government dropped interest rates to zero and initiated numerous liquidity and stimulus programs designed to support the financial markets and spur economic activity. The most relevant program for the GNMA securities market was the commitment by the Federal Reserve Board to purchase over $1.25 trillion of mortgage-backed securities. The program, which is scheduled to wind down in early 2010, drove prices for GNMA securities from historically cheap levels one year ago to today’s higher prices. The Fund kept fully invested over the period and was able to reap the benefits of the increased demand for mortgage securities. Another key factor influencing returns was the ability to target mortgage pools that would have less sensitivity to prepayments. In a low interest rate period, lower prepayments lead to higher yields and improved performance. The upcoming year will bring new issues and challenges not traditionally faced by GNMA investors as the marketplace adjusts to less explicit U.S. Government support.

Payden Mutual Funds

The Payden Core Bond Fund (PYCBX) outperformed its benchmark, returning 18.67% compared to 13.79% for the Barclays Aggregate Index, for the fiscal year ended October 31, 2009. This is reflective of a very strong rebound in the credit markets in recent months, which has helped recoup much of the price declines of late 2008 and early 2009.

At this time last year, fear and panic had enveloped much of the market with real concern about the future of the economy, the housing market and credit markets in general. While this concern was not baseless, the reaction within the securities markets was severe and pricing fell to the point where it did not fairly reflect the true fundamental values of many of these securities.

The Fund stayed the course with sector decisions and remained fully committed to corporate bond positions. This proved extremely beneficial to performance as the corporate bond sector recovered very strongly. Looking ahead, we are comfortable with the corporate overweight and feel that there is still room for pricing to firm up, or at least remain steady.

The Payden Corporate Bond Fund (PYACX) commenced operations on March 12, 2009. The Fund is designed to access the corporate investment grade bond universe in a more targeted fashion, and can be used in conjunction with the more broadly based Payden Core Bond Fund as a way to achieve an even higher allocation to the corporate sector. The Fund returned 15.43% versus 21.67% for the Barclays Capital U.S. Corporate Investment Grade Index from inception to October 31, 2009. Corporate bonds in general have performed strongly and the Fund was able to capture a solid absolute return. The lag in performance compared to the benchmark is attributable to two factors. First, the Fund had a larger-than-normal allocation to cash and U.S. Treasuries as the Fund grew and corporate bonds were being added to the portfolio in the first two months of the Fund’s operations. Second, the Fund had an underweight position to financial names and was instead focusing on the industrial sector and more defensive industries in the face of continuing economic pressures during the first full quarter of operation.

High Yield Bond Strategy

The global high yield bond market experienced dramatic lows and subsequent highs over the fiscal year ended October 31, 2009. At the beginning of November 2008, the global capital markets were in disarray, after the well-publicized problems of AIG, Fannie Mae, Freddie Mac and Lehman Brothers beginning in September 2008. The spreads on the Merrill Lynch BB/B Constrained Index widened from 700 basis points over comparable duration U.S. Treasuries at the end of August 2008 to 1,600 basis points at the end of November 2008, as risk aversion peaked and panic selling drove equity prices and bond prices lower. The market sentiment began to shift in early March 2009 as a number of major U.S. banks announced that the first quarter 2009 earnings would be solid, and the U.S. Government announced new programs to re-liquefy the credit markets. These events and economic data that implied stabilization in the underlying U.S. economy led to a reversal in the equity markets and the credit markets. Risk acceptance began to grow as investors became more comfortable with the macro-economic environment and the role the U.S. Government would play in supporting the U.S. financial system. Significant capital flows were directed into risk assets, including U.S. and emerging market equities and high yield debt. High yield mutual funds have received record inflows, totaling over $25 billion from January to October 2009.

The Payden High Income Fund (PYHRX) generated a return of 27.65% versus a return of 48.70% for its benchmark, the Merrill Lynch High Yield Cash Pay Constrained Index over the fiscal year ended October 31, 2009. The Fund also lagged the Merrill Lynch BB/B Constrained Index, which returned 40.63% for the same period. The Fund’s underperformance during the period was largely attributable to the significant portfolio underweight to the cyclical sectors, in particular the financial sector, gaming, homebuilders and retail. These cyclical sectors rallied strongly during the period, as investors pursued the sectors with the most yield. The Fund maintained a higher-quality bias, with a focus on BB and single B rated bonds in more defensive sectors. The Fund has a lower beta than the broad high yield market, given the industry sector overweights to these more defensive sectors. The Fund’s focus remains on companies with good assets and steady and growing free cash flow, with attractive de-leveraging prospects. Selecting and investing in superior management teams remains a critical part of our decision matrix.

Tax Exempt Strategies

During the fiscal year ended October 31, 2009, yields on municipal bonds fell to generational lows. By the end of the fiscal year, yields on bonds maturing in two years were 0.7%, while 30-year maturities yielded 4.2%. This is down from 2.5% and 5.3%, respectively, one year ago. The Federal Reserve Board has been providing banks and the credit markets with unprecedented policy accommodation, pegging short term rates near zero. In this environment, longer instruments, i.e.,maturities longer than 10-years, generated the best total returns as investors shifted out the yield curve in search of yield. Shorter-term maturities, i.e., less than

Annual Report

Management Discussion and Analysis continued

10-years, generated lower total returns, as interest rates near historic lows provided less opportunity for price appreciation. In a reversal of events of the previous 12-month period, the lower-rated, i.e., A-rated and Baa-rated bonds, tranches of the market generated the best total return, as financial market credit fears abated. Both the lower level of yields and the outperformance of lower-rated sectors were driven by the surge of new money flowing into the market. In 2009, $60 billion in net new money came into municipal bond funds, more than twice the previous annual record.

For the fiscal year ended October 31, 2009, the Payden Tax-Exempt Bond Fund (PYTEX) returned 8.53%, while the Fund’s benchmark, the Barclays Capital Quality Intermediate Index, returned 9.88%. The Fund benefited as yields fell during the period, particularly across longer maturities. The Fund’s duration positioning, which was slightly longer than benchmark, also boosted returns. The up-in-quality bias of the Fund, however, which was reflected in an underweight to A-rated paper, detracted from performance.

The Payden California Municipal Income Fund (PYCRX) returned 9.06% for the fiscal year ended October 31, 2009, while its benchmarks, the Barclays Capital 7 Year Municipal Index and the Barclays Capital California Intermediate Index, returned 10.73% and 9.00%, respectively, for the same period. While the Fund benefited as yields fell across all maturities, yield premiums for California State general obligation bonds widened relative to national high quality bonds, which detracted from performance. The Fund’s high quality bias also detracted from performance, as the lower-rated sectors of the market outperformed in 2009.

Global Bond Strategies

Major international government bond markets all made significant gains in the twelve months ended October 31, 2009, although conditions were volatile. All markets made very strong gains in the last two months of fiscal 2009 and yields in shorter-dated maturities in most markets continued to trend lower through October 31, 2009. This was inspired by an unprecedented, aggressive and coordinated cycle of monetary easing by the world’s major central banks to quell panic in international financial markets following the collapse of collapse of Lehman Brothers and developments thereafter. News on the economic front provided ample justification for lower official rates as inflation fell precipitously and all the major economies slid into recession, encouraging curve steepening as short-term bond yields outstripped falls in yields further along the curve. By early 2009, rates were at or near zero in all major markets and central banks also adopted quantitative easing measures, which were subsequently expanded. However, from early in the New Year through June 2009, short-dated U.S. Treasury yields and longer-dated yields in all markets came under sustained upward pressure due to a number of factors. Risk appetite surged, anxieties over the stability of the global banking system eased and stock markets rallied. At the same time, concerns about medium-term inflation risks and the weight of bond supply escalated and hopes began to rise that the global economy may have seen the worst of the recession. But, this bearish bond market sentiment subsided around mid-year, allowing government bond yields to end the fiscal year stable to lower, as hopes of a swift recovery faded and central banks made it clear rates would remain at exceptionally low levels well into 2010.

Meanwhile, in non-government markets, the dramatic spread widening triggered by the global financial market crisis began to reverse in equally dramatic fashion from April 2009 onwards as risk aversion abated and investors sought to put ultra-cheap money to work.

The Payden Global Short Bond Fund (PYGSX) returned 9.26% for the fiscal year ended October 31, 2009, compared to a return of 2.74% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The Fund benefited from exposure to corporate debt and non-U.S. securities, as investors looked to gain higher yields when compared to U.S. Treasury Bonds.

For the fiscal year ended October 31, 2009, the Payden Global Fixed Income Fund (PYGFX) returned 12.13%, outperforming its benchmark, the Barclays Capital Global Aggregate Index Hedged, which returned 10.59% for the same period. In the first half of the year, the Fund’s long duration positions, especially in Europe and Canada, benefited performance significantly as government bond yields declined in late 2008, ensuring that duration positioning made a positive contribution for the year as a whole. However, these gains were partially lost in April and May 2009 as government bond yields backed up. We moved to a neutral duration stance in June and then gradually shifted to an underweight duration position in the following months. But, this stance further eroded returns from duration positioning, particularly in July, as government bond markets rallied.

Several other factors also contributed to the Fund’s outperformance over the past year, most notably, its allocation to investment grade corporate bonds. The Fund’s allocations to emerging markets and high yield securities also made significant gains in the last

Payden Mutual Funds

six months of the fiscal year as risk aversion abated. Currency positions further enhanced performance over the year as a whole as losses associated with our underweight position in the Euro versus the U.S. dollar in December were more than offset by gains from our short position in the U.S. dollar against a variety of currencies, including the Australian dollar, the Brazilian real, the Japanese yen and British pound sterling, during the latter half of the year.

Emerging Market Bond Strategy

The emerging-market sector outperformed U.S. Treasuries over the fiscal year ended October 31, 2009. Emerging-market U.S. dollar-pay bond spreads tightened by approximately 400 basis points to yield 336 basis points over comparable U.S. Treasuries. Risk appetite returned to the sector in April on the back of positive headlines about increased International Monetary Fund and G20 financial support to emerging markets. Market sentiment was supported in the second half of the fiscal year by signs of economic recovery globally and in the larger and more domestic-driven economies such as China, India, Indonesia and Brazil. New issuance picked up significantly during the summer bringing the total year-to-date amount to over $150 billion. The higher-yielding countries outperformed the market as the search for yield supported countries with stable or improving fundamentals that were able to secure International Monetary Fund agreements. Countries where fundamentals remain challenging, e.g., Pakistan and Ecuador, also rallied.

Local currency bond yields declined this year. Most central banks in Latin America and Asia ended their monetary easing cycles, while in Eastern Europe, Hungary and Turkey are expected to continue to cut interest rates through the end of 2009. However, we do not expect most central banks to start tightening until the first half of 2010, in order to make sure the economic recovery is sustainable. Currencies of countries with exposure to commodities, including Brazil, Colombia and Indonesia, appreciated the most against the U.S. dollar, as commodity prices remained at this year’s highs. With U.S. interest rates close to zero for a prolonged period of time, demand remained strong for non-U.S. dollar denominated assets where interest rate differentials provide an attractive carry.

We expect emerging market countries to achieve much higher growth rates than developed countries, given lower debt/GDP and banking sector leverage and more sustainable fiscal deficits. As most countries in Latin America and Asia have low levels of debt in the household and banking sectors, we expect domestic demand to lead the larger emerging markets, i.e., Brazil, India, China, out of the recession ahead of the U.S., Europe or Japan. In Emerging Europe, there will be more divergence in the recovery, as countries where leverage and domestic imbalances were significant, e.g., the Baltics or Hungary, will lag the larger economies of Poland or Turkey.

The Payden Emerging Market Bond Fund (PYEMX) returned 41.17% for the fiscal year ended October 31, 2009, as compared to 41.56% for the J.P. Morgan EMBI Global Diversified Index and 39.64% for the J.P. Morgan EMBI Global Index for the same period. Our strategy has been overweight in Latin America, favoring improving credits such as Brazil, Peru and Uruguay. We have maintained an underweight position in Eastern Europe, avoiding Bulgaria and Hungary, an overweight exposure in Asia and neutral in Africa/Middle East. We see value in select local currency bond markets, including Brazil, Indonesia and Ghana and we have long currency positions in countries where we think the recovery will be strong, such as Israel and Asian exporting countries. We gradually increased our allocation to quasi-sovereigns and corporate bonds with sound credit metrics that we think are best positioned to benefit from the economic recovery in countries like Brazil, Colombia, Indonesia and India.

U.S. Equity Strategies

The U.S. equity markets began its recovery from last year’s loss by posting a healthy positive return for the fiscal year ended October 31, 2009. The markets began the period on a negative note as the deleveraging of financial companies and ongoing concerns with the auto and banking industries led the markets lower. The New Year and the inauguration of President Obama brought little relief to the stock market as weakening corporate earnings and the sudden drop in consumer spending took the markets to new lows. The equity markets reached the lows for the year in early March due to widespread fears of bank nationalizations. However, the stock market was able to reverse course as better than expected earnings from the financial sector and reassuring results from the bank stress tests helped allay fears of an economic collapse. The equity market continued to rally throughout the summer as the positive effects of the fiscal stimulus helped stabilize the housing market and boost corporate profits. The market rally was led by low quality companies, as lower priced stocks outperformed higher priced stocks and the most heavily shorted stocks outperformed the least shorted stocks.

Annual Report

Management Discussion and Analysis continued

For the fiscal year ended October 31, 2009 the Payden Value Leaders Fund, which is comprised of large-cap value stocks, returned 7.00%, outperforming its benchmark, the Russell 1000® Value Index, which returned 4.78% for the same period. The Fund outperformed its benchmark this year due to sector allocation. The Fund benefited from its underweight to the financials sector and overweight to the information technology sector. Strong performers in the Fund were holdings such as packaging company Bemis and wireless handset maker Motorola.

The Payden U.S. Growth Leaders Fund, which is comprised of large-cap growth stocks, returned 10.92% for the fiscal year ended October 31, 2009. The Fund trailed its benchmark, the Russell 1000® Growth Index, which returned 17.52% for the same period. The high quality nature of the Fund caused it to underperform the benchmark, which was led by the speculative, low quality companies. The Fund underperformed the benchmark return this year entirely due to stock selection. The weakest areas of stock selection were in the health care and information technology sectors. However, the Fund did benefit from strong stock selections in the energy sector. In regard to sector allocation, the underweight to the industrials and health care sectors were the largest positive contributors of relative performance. Negative performers in the Fund were financials companies Hudson City Bancorp and JPMorgan Chase. Success stories in the Fund included computer services outsourcing company Cognizant Technology Solutions and integrated oil company Petrobras.

Global Equity Strategy

From the unprecedented high volatility and near panic selling that encompassed the end of 2008 and first part of 2009, global equity markets have now rebounded to levels not seen since pre-Lehman bankruptcy. During this fiscal year ended October 31, 2009, the global equity market declined 26.3% at its worst point, but recovered 63.2% from the lows. Accommodative global fiscal and monetary policies and improving bank earnings were the main catalysts for much of this recovery. Increasing demand led by China and other emerging Asian countries also helped truncate much of this recession cycle. Global economic growth appears to be back on track, although sustainability still remains an issue.

The Payden Global Equity Fund (PYGEX) returned 17.59% for the fiscal year ended October 31, 2009. For the same period, the Fund’s benchmark, the MSCI All-World Country Index, returned 22.65%. The largest contributors to performance were the underweight to Japan and overweight to Australia. Japanese stocks have been under pressure as export driven companies face tough competition from other Asian countries and a strong Japanese yen. Political uncertainty due to the newly elected party has also shaken investor confidence. Commodity-led economies, such as Australia benefitted from increasing demand led by China. The country’s healthier financial system and the aggressive monetary easing also help Australia avoid a recession. An overweight to the information technology sector and an underweight to the U.S. dollar also helped the portfolio. However, the Fund’s small overweight to the financials sector in the first part of this fiscal year was the largest detractor from performance. Expectations that the selloff in financials was overdone and the very cheap valuations relative to other sectors and historical levels supported the overweight decision. Underweights to Europe earlier in the year also detracted from performance, as expectation for major European markets to underperform the U.S. did not materialize.

Going forward, the risk profile for global equity remains very attractive relative to other asset classes. The growth expectations for global GDP and corporate profits are expected to increase. Corporate profits are stronger than a year ago as companies continue to cut costs and increase revenue growth. Consumer confidence appears to be rising as real estate values stabilize and interest rates remain accommodating.

European Emerging Market Equity Strategy

The Metzler/Payden European Emerging Markets Fund (MPYMX) returned 61.44% for the fiscal year ended October 31, 2009. During the same period, the Fund’s benchmark, the Nomura Central and Eastern European Index, returned 34.97%.

The first half of the period was characterized by difficult global financial environment and deteriorating economic statistics, while concerns over the health of the region’s banking system added pressure on the markets in January and February 2009. The global risk rally, which started in March, provided major support for the region’s depressed equity markets and stocks posted a significant rally. Among the biggest beneficiaries of the improved environment were markets like Russia, where the commodity-dominated RTS Index posted a 58.3% return for the period. A weaker U.S. dollar also helped buoy returns, as it sold off against the major regional currencies over the period.

Payden Mutual Funds

The Fund added to its equity exposure in Russia to reflect the view that a Chinese-led recovery would help stocks in the oil, gas, and metals sectors as perceived demand for commodities would recover sharply. The Fund’s Central Europe exposure, i.e., Czech Republic, Poland, and Hungary, was reduced earlier in the year to reflect a bearish view on the region’s prospects for quick recovery, but exposure has been built back up in Poland, which has escaped entering a recession, and the Czech Republic, as signs of a nascent Western European recovery would buoy this export-oriented economy.

Annual Report

Portfolio Highlights & Investments

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

Portfolio Composition - percent of value

U.S. Government Agency	64%
Repurchase Agreements	23%
U.S. Government Guaranteed	7%
U.S. Treasury	4%
Other	2%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

U.S. Government Agency (Cost - $702,199) (65%)
11,131,000	FFCB Disc Note, 0.52%, 8/3/10 (a)	$11,088
12,000,000	FFCB Disc Note, 0.79%, 11/13/09 (a)	11,997
18,000,000	FFCB Disc Note, 0.81%, 12/21/09 (a)	17,980
25,000,000	FFCB, 0.24%, 3/28/11	24,986
3,500,000	FFCB, 0.33%, 5/18/11	3,503
1,000,000	FFCB, 0.63%, 1/24/11	1,007
2,250,000	FFCB, 0.90%, 12/16/09	2,250
3,450,000	FFCB, 1.75%, 12/1/09	3,453
3,400,000	FFCB, 2.00%, 6/11/10	3,429
5,389,665	FGSB, 4.00%, 1/1/10	5,405
20,000,000	FHLB Disc Note, 0.32%, 12/31/09 (a)	19,989
12,500,000	FHLB Disc Note, 0.86%, 1/11/10 (a)	12,479
25,000,000	FHLB Disc Note, 0.86%, 1/5/10 (a)	24,962
15,000,000	FHLB Disc Note, 0.95%, 1/19/10 (a)	14,969
15,000,000	FHLB Disc Note, 0.99%, 2/1/10 (a)	14,962
22,500,000	FHLB, 0.13%, 7/9/10	22,499
52,500,000	FHLB, 0.39%, 2/19/10	52,535
10,000,000	FHLB, 0.50%, 5/26/10	9,992
750,000	FHLB, 0.625%, 6/4/10	750
8,000,000	FHLB, 0.625%, 6/10/10	8,000
10,615,000	FHLB, 3.375%, 12/18/09	10,651
10,000,000	FHLB, 4.25%, 6/11/10	10,222
4,490,000	FHLB, 4.375%, 3/17/10	4,556
10,000,000	FHLB, 5.00%, 12/11/09	10,045
4,599,000	FHLMC Disc Note, 0.48%, 8/23/10 (a)	4,581
3,200,000	FHLMC Disc Note, 0.55%, 5/12/10 (a)	3,191
9,850,000	FHLMC Disc Note, 0.96%, 12/7/09 (a)	9,841
15,000,000	FHLMC Disc Note, 1.01%, 2/4/10 (a)	14,960
3,850,000	FHLMC Disc Note, 1.72%, 11/20/09 (a)	3,847
50,000,000	FHLMC, 0.18%, 7/12/10	49,996
25,000,000	FHLMC, 0.26%, 1/14/11	25,061
47,940,000	FHLMC, 0.33%, 4/7/11	48,003
33,098,000	FHLMC, 0.37%, 3/9/11	33,167
22,463,000	FHLMC, 4.00%, 12/15/09	22,560
3,670,000	FHLMC, 4.875%, 2/9/10	3,711
3,198,000	FHLMC, 6.875%, 9/15/10	3,373
30,000,000	FNMA Disc Note, 0.30%, 12/28/09 (a)	29,986
25,000,000	FNMA Disc Note, 0.36%, 9/1/10 (a)	24,924
49,800,000	FNMA, 0.17%, 7/13/10	49,847
600,000	FNMA, 0.23%, 1/21/10	600
50,200,000	FNMA, 0.40%, 2/12/10	50,181
8,600,000	FNMA, 0.42%, 8/5/10	8,604
8,000,000	FNMA, 3.10%, 2/4/10	8,043
5,973,000	FNMA, 3.25%, 2/10/10	6,014

		702,199

Supranational (Cost - $14,000) (1%)
14,000,000	International Bank for Reconstruction & Development, 0.23%, 2/1/10	14,000

U.S. Government Guaranteed (Cost - $75,541) (7%)
12,000,000	Bank of America, 0.32%, 9/13/10	12,000
15,000,000	Goldman Sachs Group, 0.83%, 12/3/10	15,074
25,000,000	JPMorgan Chase & Co., 0.48%, 2/23/11	25,071
23,289,000	State Street Bank & Trust Co., 0.49%, 9/15/11	23,396

		75,541

U.S. Treasury (Cost - $45,032) (4%)
35,000,000	U.S. Treasury Bill, 0.35%, 9/23/10 (a)	34,889
10,000,000	U.S. Treasury Note, 2.00%, 9/30/10	10,143

		45,032

Investment Company (Cost - $5,897) (1%)
5,896,848	Dreyfus Treasury Cash Management Fund	5,897

Repurchase Agreements (Cost - $245,000) (22%)
100,000,000	Bank of America Tri Party, 0.05%, 11/2/09 (b)	100,000
145,000,000	Deutsche Bank Tri Party, 0.05%, 11/2/09 (c)	145,000

		245,000

Total (Cost - $1,087,669) (100%)		1,087,669
Other Assets, net of Liabilities (0%)		287

Net Assets (100%)		$1,087,956

Payden Mutual Funds

(a)	Yield to maturity at time of purchase.

(b)	The repurchase agreement dated 10/30/2009 is collateralized by the following security:

Bank of America-Bank of New York Tri Party
87,616,200	U.S. Treasury Note, 5.50%, Aug 28	$100,000

(c)	The repurchase agreement dated 10/30/2009 is collateralized by the following security:

Deutsche Bank-Deutsche Bank Tri Party
114,042,500	U.S. Treasury Note, 3.00%, Jul 12	$145,000

See notes to financial statements.

Annual Report

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Credit Quality - percent of value

AAA	54%
AA	17%
A	19%
BBB	9%
BB or below	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
Asset Backed (10%)
1,125,000	AmeriCredit Prime Automobile Receivables Trust, 1.00%, 11/15/10	$1,125
342,699	Asset Backed Funding Certificates, 0.55%, 4/25/34	284
953,735	Bank of America Auto Trust 144A, 0.39%, 9/15/10 (b)	954
509,049	Bank of America Auto Trust 144A, 0.67%, 7/15/10 (b)	509
120,058	BMW Vehicle Lease Trust, 0.79%, 6/15/10	120
670,000	BMW Vehicle Lease Trust, 2.04%, 4/15/11	675
491,069	Capital Auto Receivables Asset Trust, 0.34%, 2/15/11	491
35,843	CarMax Auto Owner Trust, 1.66%, 5/7/10	36
512,261	CNH Equipment Trust, 5.27%, 9/15/11	516
804,442	Ford Credit Auto Lease Trust 144A, 1.23%, 6/15/10 (b)	806
680,502	Ford Credit Auto Owner Trust 144A, 0.35%, 9/15/10 (b)	681
110,784	Honda Auto Receivables Owner Trust, 1.31%, 5/17/10	111
967,384	Hyundai Auto Receivables Trust, 0.35%, 9/15/10	968
75,803,000	JLOC Ltd., 0.56%, 1/15/15 (d)(g)	636
430,885	Long Beach Mortgage Loan Trust, 6.245%, 8/25/33	76
446,366	Nissan Auto Lease Trust, 0.41%, 9/15/10	447
163,849	Nissan Auto Lease Trust, 1.04%, 6/15/10	163
90,000	Nissan Auto Lease Trust, 2.01%, 4/15/11	91
950,000	PECO Energy Transition Trust, 6.52%, 12/31/10	983
87,460	Volkswagen Auto Lease Trust, 1.45%, 5/17/10	88
600,000	Volkswagen Auto Lease Trust, 2.87%, 7/15/11	607
600,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	558
80,062	World Omni Auto Receivables Trust, 1.62%, 4/15/10	80

		11,005

Corporate (38%)
1,000,000	American Honda Finance Corp. 144A, 0.51%, 2/9/10 (b)	998
500,000	Atlantia SPA, 1.25%, 6/9/11 (d)(g)	732
500,000	Australia & New Zealand Banking Group 144A, 0.58%, 10/21/11 (b)	500
300,000	Australia & New Zealand Banking Group Ltd. 144A, 1.07%, 8/4/11 (b)	301
430,000	Bank of New York Mellon, 0.38%, 3/23/12	426
600,000	Barclays Bank PLC, 1.55%, 7/23/10	600
500,000	Bear Stearns Companies LLC, 0.51%, 1/31/11	500
600,000	Berkshire Hathaway Finance Corp., 4.125%, 1/15/10	605
300,000	BHP Billiton Finance USA Ltd., 5.00%, 12/15/10	313
500,000	BHP Billiton Finance USA Ltd., 5.13%, 3/29/12	539
200,000	BNP Paribas, 1.29%, 6/11/12	202
550,000	BP Capital Markets PLC, 0.50%, 3/17/10	551
165,000	Caterpillar Finance Service Corp., 1.03%, 6/24/11	166
800,000	Caterpillar Financial Services Corp., 0.97%, 8/6/10	803
500,000	Chevron Corp., 3.45%, 3/3/12	524
300,000	Cie de Saint-Gobain, 0.99%, 4/11/12 (d)	427
650,000	Cisco Systems Inc., 5.25%, 2/22/11	686
1,100,000	CME Group Inc., 1.12%, 8/6/10	1,106
400,000	Coca-Cola Enterprises Inc., 1.07%, 5/6/11	403
600,000	Comcast Corp., 5.45%, 11/15/10	626
920,000	Commonwealth Bank of Australia 144A, 2.75%, 10/15/12 (b)	926
800,000	ConocoPhillips, 8.75%, 5/25/10	837
570,000	Consolidated Edison Co of New York Inc., 7.15%, 12/1/09	573
305,000	Consolidated Edison Co of New York Inc., 7.50%, 9/1/10	322
360,000	Cox Communications Inc., 4.625%, 1/15/10	361
675,000	CVS Caremark Corp., 0.66%, 6/1/10	675
1,110,000	Deutsche Telekom International Finance BV, 8.50%, 6/15/10	1,160
750,000	Dominion Resources Inc., 4.75%, 12/15/10	775
600,000	Dow Chemical Co., 2.71%, 8/8/11	609
500,000	Dow Chemical Co., 4.85%, 8/15/12	521
750,000	E.I. Du Pont de Nemours & Co., 4.125%, 4/30/10	765
225,000	FPL Group Capital Inc., 1.17%, 6/17/11	228
1,000,000	General Electric Capital Corp., 6.125%, 2/22/11	1,059
800,000	Goldman Sachs Group Inc., 0.58%, 6/28/10	801
500,000	Halliburton Co., 5.50%, 10/15/10	522
500,000	Hewlett-Packard Co., 1.43%, 5/27/11 (e)	508
300,000	Hewlett-Packard Co., 2.25%, 5/27/11	306
750,000	John Deere Capital Corp., 0.83%, 2/26/10	751
150,000	John Deere Capital Corp., 1.05%, 6/10/11	151

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

55,000,000	John Hancock Global Funding II, 2.05%, 6/8/10 (d)	$607
800,000	Kimberly-Clark, 0.38%, 7/30/10	801
500,000	Merrill Lynch & Co., 4.79%, 8/4/10	512
250,000	MetLife Global Funding 144A, 2.20%, 6/10/11 (b)	250
300,000	Morgan Stanley, 2.55%, 5/14/10	302
600,000	Morgan Stanley, 5.05%, 1/21/11	622
600,000	National Grid PLC, 1.09%, 1/18/12 (d)	856
825,000	Pacific Gas & Electric Co., 1.25%, 6/10/10	829
225,000	PepsiAmericas Inc., 5.625%, 5/31/11	239
600,000	Pfizer Inc., 2.24%, 3/15/11	617
200,000	Pricoa Global Funding 144A, 1.13%, 6/4/10 (b)	199
250,000	Pricoa Global Funding 144A, 4.20%, 1/15/10 (b)	250
800,000	Procter & Gamble International Funding, 1.35%, 8/26/11	807
760,000	Province of Ontario, 3.125%, 9/8/10	777
650,000	Roche Holdings Inc. 144A, 2.39%, 2/25/11 (b)	667
920,000	Santander US Debt SA Uni 144A, 0.68%, 10/21/11 (b)	919
500,000	Schneider Electric SA, 0.94%, 7/18/11 (d)	731
1,000,000	Shell International Finance, 1.30%, 9/22/11	1,006
500,000	Siemens Financieringsmaatschappij NV, 0.445%, 3/16/12	489
700,000	Southern Co., 1.12%, 8/20/10	704
100,000	Southern Co., 5.30%, 1/15/12	107
900,000	Sprint Nextel Corp., 0.68%, 6/28/10	874
400,000	Svenska Handelsbanken AB 144A, 1.30%, 9/14/12 (b)	398
500,000	Telecom Italia Capital, 0.89%, 7/18/11	496
900,000	Time Warner Inc., 0.68%, 11/13/09	900
500,000	US Bancorp, 0.87%, 5/6/10	501
1,000,000	Verizon Wireless Capital 144A, 3.75%, 5/20/11 (b)	1,034
500,000	Vodafone Group PLC, 1.30%, 9/5/13 (d)	736
350,000	Vodafone Group PLC, 7.75%, 2/15/10	357
800,000	Wachovia Corp., 0.41%, 10/15/11	787
920,000	Westpac Banking Corp. 144A, 0.58%, 10/21/11 (b)	920
200,000	Wyeth, 6.95%, 3/15/11	216

		42,368

Foreign Government Guaranteed (9%)
980,000	Commonwealth Bank of Australia 144A, 2.40%, 1/12/12 (b)	1,000
900,000	Dexia Credit Local 144A, 0.93%, 9/23/11 (b)	909
640,000	Export Development Canada, 4.625%, 4/1/10	651
600,000	Kreditanstalt fuer Wiederaufbau, 1.875%, 3/15/11	610
220,000	Lloyds TSB Bank PLC 144A, 1.10%, 4/1/11 (b)	220
800,000	Lloyds TSB Bank PLC 144A, 2.30%, 4/1/11 (b)	813
1,161,000	National Australia Bank 144A, 2.55%, 1/13/12 (b)	1,187
600,000	Nationwide Building Society 144A, 0.62%, 5/17/12 (b)	599
470,000	Royal Bank of Scotland Group PLC 144A, 2.625%, 5/11/12 (b)	481
800,000	Royal Bank of Scotland PLC 144A, 0.85%, 4/8/11 (b)	802
1,200,000	Societe Financement de l’Economie Francaise 144A, 0.48%, 7/16/12 (b)	1,202
400,000	Societe Financement de l’Economie Francaise 144A, 1.50%, 10/29/10 (b)	402
1,000,000	Suncorp-Metway Ltd. 144A, 0.66%, 12/17/10 (b)	1,003
500,000	Westpac Securities NZ Ltd. 144A, 2.50%, 5/25/12 (b)	509

		10,388

Municipal (5%)
500,000	California State, 4.85%, 10/1/14	504
1,300,000	Citizens Property Insurance Corp. FL, 4.50%, 6/1/10	1,314
400,000	Mississippi State, 0.40%, 11/1/28	400
250,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (f) FGIC	254
350,000	New York State Urban Development Corp., 5.50%, 1/1/17	367
1,150,000	Texas State, 0.40%, 12/1/26	1,150
1,650,000	Texas State, 0.40%, 6/1/29	1,650

		5,639

Mortgage Backed (14%)
750,000	Arkle Master Issuer PLC 144A, 0.82%, 2/17/52 (b)	746
185,385	Bear Stearns Alt-A Trust, 4.36%, 3/25/34	158
1,103,932	FH 1B2612 ARM, 4.64%, 11/1/34	1,111
547,901	FH 847515 ARM, 5.00%, 2/1/34	565
999,555	FHLMC, 5.25%, 8/15/11	1,032
300,200	FHR 2893 PA, 4.00%, 4/15/25	301
875,396	FHR 3279 PA, 5.50%, 2/15/23	887
882,927	FHR 3540 CD, 2.00%, 6/15/14	885
154,239	FN 708229 ARM, 3.45%, 4/1/33	161
301,049	FN 878544 ARM, 5.32%, 3/1/36	315
1,642,791	FN 889821 ARM, 4.68%, 12/1/36	1,711
1,460,156	FN AD0079 ARM, 4.07%, 11/1/35	1,503
1,642,196	FNR 03-119 FE, 1.24%, 6/25/27	1,644
1,009,261	GNR 02-48 FT, 0.44%, 12/16/26	1,013
381,140	GNR 99-43 FA, 0.69%, 11/16/29	382
750,000	Gracechurch Mortgage Financing PLC 144A, 0.81%, 11/20/56 (b)	723
850,000	Granite Master Trust PLC, 0.67%, 12/17/54	255
1,082,766	Harborview Mortgage Loan Trust, 4.25%, 1/19/35	703
320,954	Homebanc Mortgage Trust, 1.10%, 8/25/29	202
400,886	Sequoia Mortgage Trust, 0.64%, 10/20/27	349
390,697	Structured Adjustable Rate Mortgage Loan Trust, 3.82%, 9/25/34	255
714,103	Structured Asset Mortgage Investments Inc., 3.99%, 5/25/36	385
754,093	Structured Asset Mortgage Investments Inc., 4.39%, 7/25/32	717

		16,003

Supranational (2%)
1,200,000	African Development Bank, 0.40%, 7/22/12	1,202
1,000,000	International Bank for Reconstruction & Development, 1.65%, 5/18/11	1,003

		2,205

U.S. Government Agency (13%)
1,500,000	FFCB, 0.33%, 5/18/11	1,503
1,400,000	FHLMC, 0.18%, 7/12/10	1,402
5,000,000	FHLMC, 6.875%, 9/15/10	5,279
1,000,000	FNMA, 0.48%, 5/27/11	1,001
5,000,000	FNMA Disc Note, 0.37%, 10/5/10 (c)	4,983

		14,168

U.S. Treasury (4%)
5,000,000	U.S. Treasury Bill, 0.38%, 9/23/10 (c)	4,983

U.S. Treasury Inflation Indexed Notes (1%)
1,253,043	U.S. Treasury Inflation Indexed, 0.875%, 4/15/10	1,257

Annual Report

Payden Limited Maturity Fund continued

Principal		Value
or Shares	Security Description	(000)

Commercial Paper (2%)
600,000	MACBKG CP, 1.12%, 4/22/10 (c)	$597
900,000	SEVELV CP, 0.14%, 12/17/09 (c)	900
1,000,000	TDH USA CP, 0.30%, 5/17/10 (c)	998

		2,495

Total Bonds (Cost - $112,192)		110,511

Investment Company (Cost - $3,555) (3%)
3,554,599	Paydenfunds Cash Reserves Money Market Fund*	3,555

Total (Cost - $115,747) (a) (101%)		114,066
Liabilities in excess of Other Assets (-1%)		(1,596)

Net Assets (100%)		$112,470

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$595
Unrealized depreciation	(2,276)

Net unrealized depreciation	$(1,681)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.

(d)	Par in local currency.

(e)	All or a portion of this security is on loan. At October 31, 2009, the total market value of the fund’s security on loan is $117 and the total market value of the collateral held by the fund is $120.

(f)	Payment of principal and/or interest is insured against default by a Monoline insurer.

FGIC - Financial Guaranty Insurance Co.

(g)	Security offered and sold outside of the United States, and thus is Exempt from registration under Regulation S of the Securities Act of 1993. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Asset:
11/9/2009	Japanese Yen (Sell 111,300)	90.4952	$1,230	$11

Liability:
11/9/2009	Euro (Sell 2,371)	1.4752	$3,498	$(41)

Open Swap Contracts (000s)

	Fund	Expiration	Notional	Unrealized
Contract Type	(Pays)	Date	Principal	(Depreciation)

Liability:
Interest Rate Swap	(5.503%)	Jun-11	$590	$(52)

See notes to financial statements.

Payden Mutual Funds

Payden Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	47%
AA	15%
A	20%
BBB	12%
BB or below	6%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
Asset Backed (8%)
1,810,000	Ally Auto Receivables Trust 144A, 1.32%, 3/15/12 (b)	$1,812
1,930,000	Bank of America Auto Trust 144A, 1.16%, 2/15/12 (b)	1,935
4,800,000	BMW Vehicle Lease Trust, 2.04%, 4/15/11	4,836
3,100,000	CarMax Auto Owner Trust, 5.14%, 11/15/11	3,186
2,075,000	Ford Credit Auto Lease Trust 144A, 2.60%, 5/15/11 (b)	2,097
1,370,000	Ford Credit Auto Owner Trust, 1.21%, 1/15/12	1,374
2,685,000	Honda Auto Receivables Owner Trust, 2.22%, 8/15/11	2,709
1,260,000	Hyundai Auto Receivables Trust, 1.11%, 2/15/12	1,263
1,670,000	Nissan Auto Lease Trust, 1.22%, 9/15/11	1,673
2,500,000	Nissan Auto Lease Trust, 2.01%, 4/15/11	2,520
4,100,000	Volkswagen Auto Lease Trust, 2.87%, 7/15/11	4,151

		27,556

Corporate (44%)
1,430,000	3M Co., 4.50%, 11/1/11	1,526
1,800,000	Abbott Laboratories, 5.60%, 5/15/11	1,924
1,600,000	ADCB Finance (Cayman) Ltd. 144A, 4.75%, 10/8/14 (b)	1,601
850,000	Alabama Power Co., 5.80%, 11/15/13	944
570,000	Allied Waste North America Inc., 7.875%, 4/15/13	588
1,500,000	Allstate Corp., 6.20%, 5/16/14	1,658
1,700,000	American Honda Finance Corp. 144A, 2.63%, 6/29/11 (b)	1,745
980,000	Anheuser-Busch InBev Worldwide Inc. 144A, 3.00%, 10/15/12 (b)	989
1,200,000	AT&T Inc., 4.85%, 2/15/14	1,283
2,500,000	Atlantia SPA, 1.247%, 6/9/11 (d)(g)	3,659
1,700,000	Australia & New Zealand Banking Group Ltd. 144A, 1.07%, 8/4/11 (b)	1,704
1,400,000	Bank of America Corp., 6.50%, 8/1/16	1,500
2,150,000	Bank of New York Mellon, 4.30%, 5/15/14	2,268
3,300,000	Barclays Bank PLC, 1.55%, 7/23/10	3,300
1,100,000	BB&T Corp., 3.375%, 9/25/13	1,109
1,300,000	Berkshire Hathaway Finance Corp., 4.00%, 4/15/12	1,369
600,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	660
1,500,000	BNP Paribas, 1.29%, 6/11/12	1,519
935,000	Bombardier Inc. 144A, 6.75%, 5/1/12 (b)	961
865,000	Boston Scientific Corp., 6.00%, 6/15/11	897
1,825,000	Bottling Group LLC, 6.95%, 3/15/14	2,126
500,000	BP Capital Markets PLC, 3.125%, 3/10/12	517
1,400,000	BP Capital Markets PLC, 3.625%, 5/8/14	1,452
3,100,000	BP Capital Markets PLC, 3.875%, 3/10/15	3,227
1,250,000	BP Capital Markets PLC, 5.25%, 11/7/13	1,381
745,000	Carolina Power & Light Co., 6.50%, 7/15/12	823
1,850,000	Caterpillar Financial Services Corp., 5.75%, 2/15/12 (c)	2,009
1,775,000	Cisco Systems Inc., 5.25%, 2/22/11	1,872
1,750,000	Citigroup Inc., 5.50%, 10/15/14	1,797
1,650,000	Coca-Cola Co., 3.625%, 3/15/14	1,722
1,600,000	Columbus Southern Power Co., 5.50%, 3/1/13	1,689
1,790,000	Commonwealth Bank of Australia 144A, 3.75%, 10/15/14 (b)	1,810
1,300,000	ConocoPhillips, 4.75%, 2/1/14	1,397
125,000	CRH America Inc., 6.95%, 3/15/12	136
1,785,000	CVS Caremark Corp., 0.66%, 6/1/10	1,785
1,800,000	Deutsche Bank AG London, 3.875%, 8/18/14	1,836
550,000	Deutsche Telekom International Finance BV, 5.875%, 8/20/13	600
2,500,000	Deutsche Telekom International Finance BV, 8.50%, 6/15/10	2,612
920,000	DirecTV Holdings LLC 144A, 4.75%, 10/1/14 (b)	941
945,000	Dish DBS Corp., 6.375%, 10/1/11	969
4,000,000	Dow Chemical Co., 4.85%, 8/15/12	4,167
935,000	Dynegy Holdings Inc., 6.875%, 4/1/11 (c)	947
700,000	Eli Lilly & Co., 3.55%, 3/6/12	733
1,680,000	Express Scripts Inc., 5.25%, 6/15/12	1,791
1,260,000	General Electric Capital Corp., 5.90%, 5/13/14	1,380
785,000	Georgia-Pacific LLC, 8.125%, 5/15/11	820
1,000,000	Goldman Sachs Group Inc., 3.625%, 8/1/12	1,031
1,599,000	Goldman Sachs Group Inc., 6.00%, 5/1/14	1,760
1,499,000	Hewlett-Packard Co., 4.25%, 2/24/12	1,584
1,315,000	Ingersoll-Rand Global Holding Co Ltd., 1.95%, 8/13/10	1,309
1,840,000	John Deere Capital Corp., 0.98%, 1/18/11	1,851
222,000,000	John Hancock Global Funding II, 2.05%, 6/8/10 (d)	2,450

Annual Report

Payden Short Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

3,100,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	$3,383
800,000	Macquarie Group Ltd. 144A, 7.30%, 8/1/14 (b)(c)	869
1,700,000	MetLife Global Funding 144A, 1.03%, 6/25/10 (b)	1,703
2,500,000	Microsoft Corp., 2.95%, 6/1/14 (c)	2,539
400,000	MidAmerican Energy Holdings, 3.15%, 7/15/12	408
830,000	Mirant Americas Generation LLC, 8.30%, 5/1/11	849
1,100,000	Morgan Stanley, 2.55%, 5/14/10	1,112
1,200,000	Morgan Stanley, 6.00%, 5/13/14	1,289
245,000	Nalco Co., 7.75%, 11/15/11 (c)	247
2,500,000	National Grid PLC, 1.09%, 1/18/12 (d)	3,566
2,400,000	Nederlandse Waterschapsbank NV, 4.625%, 7/25/11 (d)	3,721
500,000	Northern States Power-Minnesota, 8.00%, 8/28/12	581
610,000	Novartis Capital Corp., 4.125%, 2/10/14	645
700,000	Occidental Petroleum Corp., 4.125%, 6/1/16	721
2,365,000	Oracle Corp., 5.00%, 1/15/11	2,477
2,500,000	Petroleos Mexicanos 144A, 4.875%, 3/15/15 (b)(c)	2,475
400,000	Pfizer Inc., 3.625%, 6/3/13 (d)	605
1,800,000	Pfizer Inc., 4.45%, 3/15/12	1,910
2,600,000	Pricoa Global Funding 144A, 4.20%, 1/15/10 (b)	2,600
700,000	Procter & Gamble Co., 3.50%, 2/15/15	722
1,435,000	Procter & Gamble Co., 4.60%, 1/15/14	1,543
1,000,000	Progress Energy Inc., 6.05%, 3/15/14	1,102
1,625,000	Province of Ontario, 2.75%, 2/22/11	1,670
1,900,000	Province of Ontario, 3.125%, 9/8/10	1,943
650,000	Public Service Co. of Colorado, 5.125%, 6/1/19	693
1,810,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	2,017
420,000	Qwest Capital Funding Inc., 7.25%, 2/15/11	422
1,850,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	1,922
1,683,000	Roche Holdings Inc. 144A, 4.50%, 3/1/12 (b)	1,781
885,000	Rock-Tennessee Co., 8.20%, 8/15/11	924
500,000	Royal Bank of Canada, 2.25%, 3/15/13	501
1,700,000	Royal Bank of Canada, 5.65%, 7/20/11 (c)	1,827
1,650,000	Sempra Energy, 7.95%, 3/1/10	1,688
1,460,000	Shell International Finance, 4.00%, 3/21/14	1,536
935,000	Sprint Capital Corp., 8.375%, 3/15/12	951
1,305,000	StatoilHydro ASA, 2.90%, 10/15/14	1,317
930,000	Steel Dynamics Inc., 7.375%, 11/1/12	938
2,000,000	Svenska Handelsbanken AB 144A, 2.875%, 9/14/12 (b)	2,011
2,500,000	Telecom Italia SPA, 1.33%, 12/6/12 (d)	3,604
2,275,000	Time Warner Inc., 0.68%, 11/13/09	2,275
1,300,000	Toronto-Dominion Bank, 1.58%, 9/10/10 (d)	1,915
970,000	Union Pacific Corp., 6.125%, 1/15/12	1,045
1,640,000	Verizon Global Funding Corp., 7.25%, 12/1/10	1,741
875,000	Verizon Wireless Capital 144A, 3.75%, 5/20/11 (b)	905
1,500,000	Verizon Wireless Capital 144A, 5.55%, 2/1/14 (b)	1,635
1,100,000	Viacom Inc., 4.375%, 9/15/14 (c)	1,130
3,200,000	Vodafone Group PLC, 4.15%, 6/10/14	3,313
1,129,000	Wachovia Corp., 5.30%, 10/15/11	1,201
1,020,000	Wells Fargo & Co., 3.75%, 10/1/14 (c)	1,021

		158,721

Foreign Government (5%)
1,600,000	Bank of England Euro Note 144A, 2.375%, 3/19/12 (b)	1,628
5,200,000	Federal Republic of Germany 144A, 1.50%, 9/21/12 (b)	5,171
1,500,000	Republic of Brazil, 10.25%, 6/17/13 (c)	1,856
1,600,000	Republic of Chile, 5.50%, 1/15/13 (c)	1,803
1,500,000	Republic of Colombia, 10.00%, 1/23/12 (c)	1,740
1,500,000	Republic of Indonesia, 10.375%, 5/4/14 (g)	1,802
1,500,000	Republic of South Africa, 7.375%, 4/25/12	1,651
1,750,000	United Mexican States, 6.375%, 1/16/13	1,923

		17,574

Foreign Government Guaranteed (8%)
1,700,000	Barclays Bank PLC 144A, 2.70%, 3/5/12 (b)	1,746
2,700,000	Barclays Bank PLC, 4.25%, 10/27/11 (d)	4,181
2,153,000	Commonwealth Bank of Australia 144A, 2.40%, 1/12/12 (b)	2,197
3,150,000	ING Bank NV 144A, 2.625%, 2/9/12 (b)	3,235
1,050,000	Japan Finance Corp., 2.00%, 6/24/11	1,067
900,000	LeasePlan Corp. NV 144A, 3.00%, 5/7/12 (b)	928
2,000,000	Macquarie Bank Ltd. 144A, 2.60%, 1/20/12 (b)	2,058
3,000,000	National Australia Bank 144A, 2.55%, 1/13/12 (b)	3,066
600,000	National Australia Bank 144A, 3.375%, 7/8/14 (b)(c)	615
2,800,000	Nationwide Building Society 144A, 0.62%, 5/17/12 (b)	2,794
3,100,000	Royal Bank of Scotland Group PLC 144A, 2.625%, 5/11/12 (b)	3,171
3,190,000	Societe Financement de l’Economie Francaise 144A, 2.125%, 1/30/12 (b)	3,242

		28,300

Mortgage Backed (28%)
6,442,198	Adjustable Rate Mortgage Trust, 5.91%, 3/25/37	3,543
4,750,000	AmeriCredit Prime Automobile Receivables Trust, 1.00%, 11/17/12	4,750
4,073,193	FG G13328 30YR, 6.00%, 11/1/22	4,370
2,859,726	FH 782784 ARM, 4.189%, 10/1/34	2,935
183,640	FHR 2891 LN, 4.25%, 6/15/24	184
2,379,553	FN 708229 ARM, 3.45%, 4/1/33	2,477
858,069	FN 743821 ARM, 4.40%, 11/1/33	874
8,537,150	FN 745950 30YR, 6.00%, 11/1/36	9,081
622,286	FN 755867 ARM, 4.67%, 12/1/33	642
1,568,367	FN 790762 ARM, 3.15%, 9/1/34	1,601
2,267,044	FN 790764 ARM, 3.19%, 9/1/34	2,314
2,118,274	FN 794792 ARM, 3.20%, 10/1/34	2,152
8,534,171	FN 995050 30YR, 6.00%, 9/1/37	9,077
1,954,580	FNMA 794797 ARM, 3.01%, 10/1/34	1,981
6,085,409	G2 4040 30YR, 6.50%, 10/20/37	6,490
7,652,253	G2 4195 30YR, 6.00%, 7/20/38	8,150
6,240,464	G2 4196 30YR, 6.50%, 7/20/38	6,653
1,585,940	G2 4223 30YR, 6.50%, 8/20/38	1,691
4,619,145	G2 4246 30YR, 6.50%, 9/20/38	4,925
6,469,695	GN 697649 30YR, 6.00%, 10/15/38	6,882
1,381,582	GN 700755 30YR, 6.50%, 10/15/38	1,471
3,150,902	GN 704005 30YR, 6.50%, 11/15/38	3,353
5,305,832	Harborview Mortgage Loan Trust, 5.31%, 12/19/35	4,200
416,402	Indymac Index Mortgage Loan Trust, 3.53%, 10/25/34	354
1,924,848	MLCC Mortgage Investors, Inc., 3.38%, 12/25/34	1,885
2,117,493	MLCC Mortgage Investors, Inc., 5.29%, 2/25/36	1,874
348,762	Morgan Stanley Mortgage Loan Trust, 3.78%, 7/25/34	301
220,038	Provident Funding Mortgage Loan Trust, 3.33%, 4/25/34	210
853,314	Sequoia Mortgage Trust, 0.64%, 10/20/27	744
461,182	Structured Adjustable Rate Mortgage Loan Trust, 3.23%, 10/25/34	395
2,919,159	Structured Adjustable Rate Mortgage Loan Trust, 3.54%, 8/25/34	2,310
1,359,953	Structured Asset Mortgage Investments Inc., 4.45%, 10/19/34	985

		98,854

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Municipal (3%)
2,000,000	California State, 4.85%, 10/1/14	$2,015
3,300,000	Citizens Property Insurance Corp. FL, 4.50%, 6/1/10	3,334
600,000	Citizens Property Insurance Corp. FL, 5.00%, 3/1/13	623
3,200,000	Citizens Property Insurance Corp. FL, 5.00%, 6/1/12	3,326
1,000,000	North TX Thruway Authority, 5.00%, 1/1/38	1,005
900,000	North TX Thruway Authority, 5.00%, 1/1/38	904

		11,207

Supranational (2%)
3,600,000	European Investment Bank, 4.75%, 4/15/11 (d)	5,586

U.S. Treasury (0%)
1,200,000	U.S. Treasury Note, 3.125%, 11/30/09 (f)	1,203

Total Bonds (Cost - $345,269)		349,001

Investment Company (Cost - $25,831) (7%)
25,831,217	Paydenfunds Cash Reserves Money Market Fund*	25,831

Total (Cost - $371,100) (a) (105%)		374,832
Liabilities in excess of Other Assets (−5%)		(16,445)

Net Assets (100%)		$358,387

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$9,411
Unrealized depreciation	(5,679)

Net unrealized appreciation	$3,732

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $11,670 and the total market value of the collateral held by the fund is $11,986.

(d)	Par in local currency.

(f)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(g)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Asset:
11/9/2009	Japanese Yen (Sell 222,300)	90.4952	$2,456	$22
Liability:
11/9/2009	Euro (Sell 18,380)	1.4753	$27,115	$(317)

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

168	U.S. Treasury 2 Year Note Future	Dec-09	$36,558	$(263)
206	U.S. Treasury 5 Year Note Future	Dec-09	23,989	(405)
13	U.S. Treasury 10 Year Note Future	Dec-09	1,541	(33)

				$(701)

See notes to financial statements.

Annual Report

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value

U.S. Government Agency	36%
Mortgage Backed	29%
U.S. Government Guaranteed	12%
U.S. Treasury	8%
Cash Equivalent	15%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (99%)
Mortgage Backed (34%)
462,055	FG G13328 30YR, 6.00%, 11/1/22	$496
937,719	FG M80911 7YR, 4.00%, 4/1/11	962
821,396	FH 1B2420 ARM, 5.06%, 11/1/35	855
1,499,017	FH 1G1745 ARM, 5.12%, 8/1/35	1,558
705,377	FH 1J1279 ARM, 5.83%, 4/1/36	746
888,271	FH 1K0030 ARM, 5.99%, 7/1/36	926
1,518,689	FH 1Q0044 ARM, 5.33%, 4/1/36	1,588
891,088	FHLMC 1Q0232 ARM, 5.41%, 12/1/36	935
475,546	FHLMC, 5.25%, 8/15/11	491
21,620	FHR 2891 LN, 4.25%, 6/15/24	22
1,217,455	FHR 2929 AC, 4.50%, 12/15/22	1,255
1,562,781	FHR 3540 CD, 2.00%, 6/15/14	1,566
452,909	FN 708229 ARM, 3.45%, 4/1/33	471
473,200	FN 743821 ARM, 4.40%, 11/1/33	482
1,632,342	FN 745950 30YR, 6.00%, 11/1/36	1,736
333,367	FN 755867 ARM, 4.67%, 12/1/33	344
177,954	FN 790762 ARM, 3.15%, 9/1/34	182
257,087	FN 790764 ARM, 3.19%, 9/1/34	262
312,652	FN 794792 ARM, 3.20%, 10/1/34	318
668,997	FN 878544 ARM, 5.32%, 3/1/36	699
989,550	FN 889207 ARM, 4.10%, 4/1/37	1,028
2,477,663	FN 995050 30YR, 6.00%, 9/1/37	2,635
288,884	FNMA 794797 ARM, 3.01%, 10/1/34	293
338,302	FNMA 843045 ARM, 5.03%, 9/1/35	355
682,334	FNMA 850120 ARM, 5.28%, 10/1/35	712
1,163,839	FNMA 887019 ARM, 5.85%, 6/1/36	1,230
1,242,913	G2 3809 30YR, 6.50%, 1/20/36	1,325
930,339	G2 4040 30YR, 6.50%, 10/20/37	992
1,814,871	G2 4195 30YR, 6.00%, 7/20/38	1,933
1,056,711	G2 4196 30YR, 6.50%, 7/20/38	1,127
272,394	G2 4223 30YR, 6.50%, 8/20/38	290
797,029	G2 4246 30YR, 6.50%, 9/20/38	850
1,212,672	G2 4405 15YR, 4.50%, 4/20/24	1,268
896,057	GN 697649 30YR, 6.00%, 10/15/38	953
621,712	GN 700755 30YR, 6.50%, 10/15/38	662
631,600	GN 704005 30YR, 6.50%, 11/15/38	672
1,026,376	GN 705983 30YR, 6.50%, 1/15/39	1,093
430,982	GNR 04-73 JM, 0.00%, 9/16/34	387
411,512	GNR 03-98 PC, 5.00%, 2/20/29	421
627,358	GNR 05-58 NJ, 4.50%, 8/20/35	655

		34,775

U.S. Government Agency (43%)
2,500,000	FFCB, 3.70%, 5/15/13	2,653
3,000,000	FHLB, 1.625%, 11/21/12 (c)	3,000
4,000,000	FHLB, 1.625%, 7/27/11	4,048
2,500,000	FHLB, 2.00%, 7/27/12	2,516
2,500,000	FHLB, 2.25%, 4/13/12 (c)	2,559
3,000,000	FHLB, 3.625%, 10/18/13	3,176
2,000,000	FHLMC, 2.00%, 4/27/12	2,022
1,700,000	FHLMC, 4.125%, 9/27/13	1,830
1,200,000	FNMA, 1.00%, 11/23/11 (c)	1,200
1,000,000	FNMA, 2.00%, 1/9/12	1,017
2,000,000	FNMA, 2.05%, 7/30/12	2,001
6,000,000	FNMA, 2.625%, 11/20/14	6,003
3,802,000	FNMA, 2.75%, 3/13/14	3,862
700,000	FNMA, 2.875%, 12/11/13	717
4,000,000	FNMA, 4.75%, 11/19/12 (c)	4,369
2,720,000	FFCB, 1.875%, 12/7/12	2,734

		43,707

U.S. Government Guaranteed (13%)
670,000	Bank of America Corp., 2.10%, 4/30/12	682
1,500,000	Bank of the West, 2.15%, 3/27/12	1,531
1,500,000	Citigroup Funding Inc., 1.25%, 6/3/11	1,508
2,000,000	Citigroup Funding Inc., 2.125%, 7/12/12	2,030
3,200,000	General Electric Capital Corp., 2.20%, 6/8/12	3,259
700,000	HSBC USA Inc., 3.125%, 12/16/11	730
185,000	JPMorgan Chase & Co., 3.125%, 12/1/11 (c)	192
375,000	Morgan Stanley, 2.25%, 3/13/12	383
1,100,000	State Street Corp., 2.15%, 4/30/12	1,120
1,000,000	US Bancorp, 2.25%, 3/13/12 (c)	1,026
950,000	Wells Fargo & Co., 2.125%, 6/15/12	968
430,000	Western Corporate Federal Credit Union, 1.75%, 11/2/12	430

		13,859

U.S. Treasury (7%)
2,000,000	U.S. Treasury Note, 2.00%, 11/30/13 (c)	2,006
950,000	U.S. Treasury Note, 2.875%, 1/31/13 (c)	991
1,500,000	U.S. Treasury Note, 3.125%, 9/30/13	1,572
500,000	U.S. Treasury Note, 3.375%, 6/30/13 (d)	529
2,000,000	U.S. Treasury Bill, 0.37%, 10/21/10 (b)(c)	1,993

		7,091

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

U.S. Treasury Inflation Indexed Notes (2%)
1,936,521	U.S. Treasury Inflation Indexed, 0.875%, 4/15/10	$1,944

Total Bonds (Cost - $99,731)		101,376

Investment Company (Cost - $18,272) (18%)
18,271,554	Paydenfunds Cash Reserves Money Market Fund*	18,272

Total (Cost - $118,003) (a) (117%)		119,648
Liabilities in excess of Other Assets (−17%)		(17,092)

Net Assets (100%)		$102,556

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,665
Unrealized depreciation	(20)

Net unrealized appreciation	$1,645

(b)	Yield to maturity at time of purchase.

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $16,344 and the total market value of the collateral held by the fund is $16,764.

(d)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

60	U.S. Treasury 2 Year Note Future	Dec-09	$13,056	$(115)

See notes to financial statements.

Annual Report

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of value

Mortgage Backed	96%
U.S. Government Agency	2%
Cash Equivalent	2%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (136%)
Mortgage Backed (133%)
1,182,252	FH 1B3142 ARM, 5.02%, 11/1/36	$1,228
7,098,817	FH 1B4282 ARM, 5.09%, 10/1/38	7,401
9,433,198	FH 1G0501 ARM, 4.762%, 6/1/35	9,807
7,994,269	FH 1J1279 ARM, 5.83%, 4/1/36	8,452
9,731,544	FH 1Q0062 ARM, 5.24%, 11/1/35	10,161
336,195	FH 780444 ARM, 4.08%, 3/1/33	338
937,615	FH 782784 ARM, 4.189%, 10/1/34	962
3,136,713	FH 847228 ARM, 5.10%, 1/1/34	3,186
7,538,811	FH 848111 ARM, 4.374%, 9/1/37	7,787
8,626,073	FH 849257 ARM, 5.17%, 1/1/36	8,979
7,188,893	FN 03-73 HF, 0.69%, 1/25/31	7,147
8,611,261	FN 745551 30YR, 4.00%, 2/1/36	8,845
4,360,844	FN 832100 ARM, 4.86%, 7/1/35	4,536
2,602,175	FN 889207 ARM, 4.10%, 4/1/37	2,703
10,694,744	FN 995533 ARM, 5.22%, 1/1/37	11,160
351,524	FNR 03-37 QK, 4.00%, 7/25/27	352
2,881,672	FNR 06-101 FE, 0.49%, 10/25/36	2,838
1,556,942	FNR 06-27 BF, 0.54%, 4/25/36	1,530
3,851,493	FNW 04-W2 4A, 5.16%, 2/25/44	4,099
297,677	G2 2591 30YR, 7.00%, 5/20/28	326
4,611,257	G2 3415 30YR, 5.50%, 7/20/33	4,906
3,272,301	G2 3515 30YR, 5.50%, 2/20/34	3,476
5,180,488	G2 3584 30YR, 6.00%, 7/20/34	5,585
3,621,958	G2 3599 30YR, 6.50%, 8/20/34	3,872
2,126,296	G2 3711 30YR, 5.50%, 5/20/35	2,257
6,169,575	G2 3747 30YR, 5.00%, 8/20/35	6,439
4,378,559	G2 3772 30YR, 5.00%, 10/20/35	4,570
6,419,580	G2 3785 30YR, 5.00%, 11/20/35	6,700
3,077,759	G2 3805 30YR, 5.00%, 1/20/36	3,206
2,073,760	G2 3891 30YR, 6.50%, 8/20/36	2,214
7,899,251	G2 4083 30YR, 5.00%, 2/20/38	8,220
2,966,053	G2 4196 30YR, 6.50%, 7/20/38	3,162
1,416,450	G2 4223 30YR, 6.50%, 8/20/38	1,510
15,735,330	G2 4315 30YR, 5.50%, 12/20/38	16,651
9,913,664	G2 701705 30YR, 5.00%, 2/20/39	10,292
7,074,291	G2 710025 30YR, 5.65%, 8/20/59	7,545
11,053,304	G2 713314 30YR, 6.00%, 3/20/39	11,758
897,969	G2 80013 ARM, 4.125%, 11/20/26	916
796,981	G2 80029 ARM, 4.375%, 1/20/27	815
409,291	G2 8006 ARM, 4.62%, 7/20/22	421
682,584	G2 80134 ARM, 4.125%, 11/20/27	693
188,392	G2 80346 ARM, 4.125%, 11/20/29	191
1,744,486	G2 8041 ARM, 4.62%, 8/20/22	1,796
400,473	G2 80507 ARM, 4.375%, 4/20/31	409
312,398	G2 80579 ARM, 4.00%, 2/20/32	319
2,018,493	G2 80611 ARM, 4.375%, 6/20/32	2,061
414,860	G2 80612 ARM, 4.50%, 6/20/32	424
243,356	G2 8062 ARM, 4.125%, 10/20/22	247
671,904	G2 80826 ARM, 4.50%, 2/20/34	690
127,938	G2 80932 ARM, 4.00%, 6/20/34	130
143,691	G2 80934 ARM, 4.50%, 6/20/34	147
1,025,548	G2 81018 ARM, 4.62%, 8/20/34	1,056
300,670	G2 81019 ARM, 5.125%, 8/20/34	311
86,571	G2 81044 ARM, 4.625%, 8/20/34	89
220,284	G2 8121 ARM, 4.375%, 1/20/23	226
302,848	G2 81402 ARM, 5.00%, 7/20/35	315
189,877	G2 81405 ARM, 5.125%, 7/20/35	197
131,406	G2 81696 ARM, 3.50%, 6/20/36	133
821,291	G2 81938 30YR, 3.625%, 7/20/37	832
6,662,553	G2 82158 ARM, 4.50%, 9/20/38	6,871
2,379,369	G2 82245 30YR, 5.00%, 12/20/38	2,433
312,793	G2 8228 ARM, 4.62%, 7/20/23	322
265,828	G2 8301 ARM, 4.125%, 10/20/23	270
301,416	G2 8339 ARM, 4.125%, 12/20/23	306
311,299	G2 8595 ARM, 4.375%, 2/20/25	320
189,498	G2 8855 ARM, 4.125%, 10/20/21	193
204,982	G2 8867 ARM, 4.125%, 11/20/21	208
2,626,890	G2 8991 ARM, 4.125%, 10/20/26	2,670
6,187,233	GN 455989 15YR, 5.00%, 7/15/26	6,597
556,242	GN 582100 30YR, 7.50%, 4/15/32	629
12,374,031	GN 591062 30YR, 5.50%, 2/15/35	13,081
2,512,945	GN 605099 30YR, 5.50%, 3/15/34	2,669
3,460,110	GN 605301 30YR, 5.50%, 7/15/34	3,658
1,809,279	GN 615263 30YR, 6.00%, 6/15/33	1,925
4,395,385	GN 616826 30YR, 5.50%, 1/15/35	4,660
6,938,939	GN 630057 30YR, 5.13%, 4/15/48	7,240
578,781	GN 658144 15YR, 6.50% 10/15/21	622
744,887	GN 658148 15YR, 6.50% 11/15/21	801
599,346	GN 658252 30YR, 6.00%, 1/15/37	638
1,904,334	GN 658475 30YR, 6.00%, 1/15/37	2,026
2,844,624	GN 670403 30YR, 6.50%, 2/15/38	3,028
2,239,028	GN 676717 30YR, 6.00%, 2/15/38	2,382
10,890,038	GN 677101 30YR, 5.50%, 7/15/38	11,514
4,562,780	GN 677318 30YR, 6.00%, 9/15/38	4,854

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

1,461,752	GN 677378 30YR, 7.00%, 10/15/38	$1,581
2,071,125	GN 690008 30YR, 7.00%, 10/15/38	2,240
8,635,143	GN 692307 30YR, 5.50%, 1/15/39	9,129
3,881,878	GN 693184 30YR, 6.00%, 10/15/38	4,129
5,087,906	GN 693553 30YR, 6.00%, 7/15/38	5,412
4,921,135	GN 693559 30YR, 6.00%, 7/15/38	5,235
4,877,438	GN 693570 30YR, 6.00%, 7/15/38	5,189
5,183,726	GN 694412 30YR, 6.00%, 9/15/38	5,514
2,232,999	GN 697066 30YR, 5.00%, 3/15/39	2,320
2,023,413	GN 697587 30YR, 6.00%, 11/15/38	2,152
1,740,923	GN 697707 30YR, 6.00%, 12/15/38	1,852
10,625,458	GN 697826 30YR, 5.50%, 2/15/39	11,233
8,776,274	GN 698011 30YR, 5.50%, 1/15/39	9,278
9,189,649	GN 698035 30YR, 6.00%, 1/15/39	9,776
1,945,430	GN 698571 30YR 6.00%, 11/15/38	2,070
6,148,303	GN 698606 30YR, 6.00%, 11/15/38	6,540
2,992,348	GN 698611 30YR, 6.00%, 11/15/38	3,183
2,703,316	GN 698631 30YR, 6.00%, 11/15/38	2,876
5,856,578	GN 700753 30YR, 6.50%, 10/15/38	6,234
2,242,732	GN 700912 30YR, 7.00%, 11/15/38	2,425
6,260,756	GN 701586 30YR, 5.50%, 1/15/39	6,619
1,420,645	GN 702550 30YR, 6.00%, 11/15/38	1,511
6,894,161	GN 704067 30YR, 6.50%, 12/15/38	7,338
9,081,950	GN 704143 30YR, 6.50%, 12/15/38	9,667
9,990,856	GN 704439 30YR, 4.50%, 3/15/39	10,158
10,644,846	GN 704489 30YR, 5.50%, 4/15/39	11,253
3,896,537	GN 705675 30YR, 6.00%, 12/15/38	4,145
9,988,422	GN 710868 30YR, 5.50%, 9/15/39	10,559
2,729,901	GN 713930 30YR, 5.00%, 10/15/39	2,837
89,103	GN 780619 15YR, 7.00%, 8/15/12	93
518,267	GN 781324 30YR, 7.00%, 7/15/31	574
371,774	GN 781445 30YR, 8.00%, 11/15/31	427
1,655,717	GN 781527 30YR, 6.00%, 11/15/32	1,777
2,932,269	GN 781810 30YR, 5.50%, 10/15/34	3,100
8,125,881	GN 782272 30YR, 5.50%, 2/15/38	8,590
669,520	GN 782407 30YR, 5.50%, 9/15/38	708
2,768,973	GN 782475 30YR, 6.00%, 11/15/38	2,946
15,253,327	GN 782778 30YR, 6.50%, 1/15/33	16,236
10,129,160	GN 782794 15YR, 6.50%, 10/15/23	10,891
25,000,000	GNMA 4.50%, 30YR TBA (b)	25,359
83,450,000	GNMA 5.00%, 30YR TBA (b)	86,697
99,950,000	GNMA 5.50%, 30YR TBA (b)	105,432
21,000,000	GNMA 6.00%, 30YR TBA (b)	22,303
4,490,378	GNR 04-73 JM, 0.00%, 9/16/34	4,032
1,437,565	GNR 00-22 FG, 0.44%, 5/16/30	1,439
269,633	GNR 00-26 DF, 0.64%, 9/20/30	268
695,912	GNR 00-26 FA, 0.79%, 9/20/30	695
724,423	GNR 00-9 FG, 0.84%, 2/16/30	722
395,981	GNR 00-9 FH, 0.74%, 2/16/30	397
574,535	GNR 01-11 FB, 0.49%, 9/17/29	573
864,235	GNR 01-19 F, 0.74%, 5/16/31	854
182,857	GNR 01-21 FN, 0.44%, 8/16/22	181
384,481	GNR 01-26 F, 0.59%, 5/16/31	381
85,695	GNR 01-33 F, 0.69%, 7/20/31	85
4,700,879	GNR 01-47 FA, 0.64%, 9/16/31	4,730
2,141,587	GNR 01-59 FA, 0.64%, 11/16/24	2,131
1,030,162	GNR 02-11 FJ, 0.74%, 2/20/32	1,028
1,161,925	GNR 02-13 FA, 0.74%, 2/16/32	1,155
470,597	GNR 02-24 FA, 0.74%, 4/16/32	468
353,640	GNR 02-4 FY, 0.69%, 1/16/32	353
554,186	GNR 02-41 HF, 0.64%, 6/16/32	548
2,847,905	GNR 02-48 FT, 0.44%, 12/16/26	2,857
2,644,556	GNR 02-72 FA, 0.64%, 10/20/32	2,613
4,611,877	GNR 02-76 F, 0.44%, 1/16/31	4,628
516,686	GNR 02-76 FY, 0.54%, 12/16/26	509
2,766,634	GNR 03-35 CF, 0.54%, 3/16/33	2,729
2,377,197	GNR 04-59 FH, 0.49%, 8/16/34	2,339
8,000,000	GNR 04-80 FM, 0.54%, 7/20/34	7,900
1,584,016	GNR 06-47 FA, 0.44%, 8/16/36	1,557
1,284,477	GNR 06-62 FB, 0.40%, 11/20/36	1,265
11,472,791	GNR 07-51 JF, 0.49%, 6/20/37	11,324
1,256,240	GNR 07-59 FJ, 0.54%, 7/20/37	1,245
4,267,779	GNR 08-2 FH, 0.69%, 1/20/38	4,229
5,572,238	GNR 08-67 UF, 0.69%, 6/20/38	5,619
331,356	GNR 08-72 EF, 1.09%, 3/20/34	330
1,363,930	GNR 97-13 F, 0.75%, 9/16/27	1,353
1,075,888	GNR 99-40 FE, 0.79%, 11/16/29	1,078
1,120,451	GNR 99-40 FK, 0.79%, 11/16/29	1,115
512,356	GNR 99-43 FA, 0.69%, 11/16/29	514
1,384,081	GNR 99-45 FC, 0.64%, 12/16/29	1,386
1,660,897	GNR 99-45 FH, 0.69%, 12/16/29	1,663

		820,416

U.S. Government Agency (3%)
6,900,000	FHLB Disc Note, 0.01%, 11/6/09 (c)	6,900
10,000,000	FHLB Disc Note, 0.01%, 11/2/09 (c)	10,000

		16,900

Total Bonds (Cost - $826,146)		837,316

Investment Company (Cost - $14,745) (2%)
14,744,627	Paydenfunds Cash Reserves Money Market Fund*	14,745

Total (Cost - $840,891) (a) (138%)		852,061
Liabilities in excess of Other Assets (−38%)		(235,037)

Net Assets (100%)		$617,024

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$11,984
Unrealized depreciation	(814)

Net unrealized appreciation	$11,170

(b)	Security purchased on a delayed delivery basis.

(c)	Yield to maturity at time of purchase.

See notes to financial statements.

Annual Report

Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	48%
AA	7%
A	23%
BBB	22%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (109%)
Asset Backed (1%)
168,806	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.90%, 11/25/32	$149
159,141	Landmark Mortgage Securities PLC, 0.80%, 6/17/38 (f)(g)	201
3,080,921	Los Angeles Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	2,960
217,624	Sequoia Mortgage Trust, 0.64%, 10/20/27	190
70,766	Structured Asset Investment Loan Trust, 0.74%, 9/25/34	58
230,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	214

		3,772

Corporate (47%)
1,654,000	3M Co., 4.375%, 8/15/13	1,789
730,000	Abbott Laboratories, 5.125%, 4/1/19	775
1,795,000	Abbott Laboratories, 5.875%, 5/15/16	2,013
1,927,000	Aetna Inc., 5.75%, 6/15/11	2,030
654,000	American Electric Power Co. Inc., 5.375%, 3/15/10	665
1,854,000	American Express Credit Corp., 5.125%, 8/25/14	1,955
1,042,000	Anadarko Finance Co., 6.75%, 5/1/11	1,111
703,000	Anadarko Finance Co., 7.50%, 5/1/31	778
1,055,000	Anadarko Petroleum Corp., 7.625%, 3/15/14	1,208
2,447,000	Anheuser-Busch InBev Worldwide Inc. 144A, 5.375%, 1/15/20 (b)	2,492
1,940,000	ArcelorMittal, 5.375%, 6/1/13	2,001
2,392,000	AstraZeneca PLC, 5.40%, 9/15/12	2,638
4,165,000	AT&T Wireless, 8.125%, 5/1/12	4,762
879,000	AT&T Wireless, 8.75%, 3/1/31	1,162
1,510,000	Bank of America Corp., 5.75%, 12/1/17	1,538
685,000	Bank of America Corp., 7.625%, 6/1/19	792
1,230,000	Bank of New York Mellon, 4.95%, 11/1/12	1,333
27,800,000	Barclays Bank PLC 144A, 1.42%, 12/17/09 (b)(f)	5,031
1,810,000	Barclays Bank PLC, 5.20%, 7/10/14	1,932
1,150,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	1,180
1,085,000	BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	1,186
774,000	Boston Properties LP, 6.25%, 1/15/13	823
1,930,000	Bottling Group LLC, 6.95%, 3/15/14	2,249
703,000	BP Capital Markets PLC, 3.125%, 3/10/12	727
1,900,000	BP Capital Markets PLC, 5.25%, 11/7/13	2,099
852,000	Burlington Northern Santa Fe Corp., 5.65%, 5/1/17 (e)	916
1,020,000	Canadian National Resources Ltd., 4.90%, 12/1/14	1,083
1,475,000	Caterpillar Financial Services Corp., 4.25%, 2/8/13	1,539
1,382,000	Chevron Corp., 3.95%, 3/3/14	1,457
1,160,000	Cisco Systems Inc., 5.25%, 2/22/11	1,223
1,275,000	Cisco Systems Inc., 5.90%, 2/15/39	1,361
1,425,000	CME Group Inc., 5.40%, 8/1/13	1,545
675,000	Coca-Cola Enterprises Inc., 7.375%, 3/3/14	794
155,000	Comcast Corp., 5.70%, 5/15/18	162
3,195,000	Comcast Corp., 6.50%, 1/15/17	3,490
1,175,000	Conoco Funding Co., 6.35%, 10/15/11	1,292
1,993,000	ConocoPhillips Holding Co., 6.95%, 4/15/29	2,305
1,707,000	Costco Wholesale Corp., 5.50%, 3/15/17	1,866
1,828,000	Cox Communications Inc., 5.45%, 12/15/14	1,964
1,510,000	Credit Suisse New York, 6.00%, 2/15/18	1,594
1,120,000	CSX Corp., 5.60%, 5/1/17	1,173
1,672,000	CVS Caremark Corp., 5.75%, 8/15/11	1,799
1,724,000	Daimler Finance North America LLC, 5.75%, 9/8/11	1,823
2,250,000	Delhaize America Inc., 9.00%, 4/15/31	2,907
1,210,000	Deutsche Bank AG London, 4.875%, 5/20/13	1,293
1,700,000	Deutsche Telekom International Finance BV, 4.875%, 7/8/14	1,795
1,235,000	Devon Financing Corp. ULC, 6.875%, 9/30/11	1,348
1,194,000	Dominion Resources Inc., 5.20%, 8/15/19	1,239
361,000	Dominion Resources Inc., 8.875%, 1/15/19	456
1,200,000	Dow Chemical Co., 4.85%, 8/15/12	1,250
1,558,000	Dr. Pepper Snapple Group, 6.82%, 5/1/18	1,783
1,540,000	Duke Energy Ohio Inc., 5.70%, 9/15/12	1,687
1,135,000	E.I. Du Pont de Nemours & Co., 6.00%, 7/15/18	1,277
930,000	Electronic Data Systems LLC, 6.00%, 8/1/13	1,031
1,740,000	Eli Lilly & Co., 5.20%, 3/15/17	1,865
1,125,000	EnCana Corp., 6.50%, 8/15/34	1,211
1,673,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	1,795
2,465,000	Exelon Corp., 4.90%, 6/15/15	2,561
595,000	Exelon Generation Co. LLC, 5.20%, 10/1/19	608
2,350,000	Export-Import Bank of Korea, 5.875%, 1/14/15	2,483
426,000	Express Scripts Inc., 7.25%, 6/15/19	495
1,895,000	Fiserv Inc., 6.125%, 11/20/12	2,084

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

744,000	FPL Group Capital Inc., 6.00%, 3/1/19	$820
1,030,000	France Telecom SA, 8.50%, 3/1/31	1,413
2,605,000	General Electric Capital Corp., 5.875%, 1/14/38	2,498
1,332,000	General Electric Capital Corp., 6.00%, 8/7/19	1,403
1,890,000	General Mills Inc., 6.00%, 2/15/12	2,058
1,395,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	1,506
1,250,000	GlaxoSmithKline Capital Inc., 5.65%, 5/15/18	1,378
1,335,000	Goldman Sachs Group Inc., 6.00%, 5/1/14	1,469
1,750,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	1,868
1,155,000	Goldman Sachs Group Inc., 6.75%, 10/1/37	1,221
1,121,000	Hewlett-Packard Co., 4.50%, 3/1/13	1,201
1,045,000	IBM Corp., 5.87%, 11/29/32	1,134
1,350,000	Ingersoll-Rand Global Holding Co Ltd., 6.00%, 8/15/13	1,466
1,020,000	Intuit Inc., 5.75%, 3/15/17	1,073
1,202,000	John Deere Capital Corp., 7.00%, 3/15/12	1,345
1,362,000	JPMorgan Chase & Co., 6.30%, 4/23/19	1,499
700,000	KazMunaiGaz Finance Sub BV, 8.375%, 7/2/13 (g)	747
2,295,000	Kellogg Co., 5.125%, 12/3/12	2,498
863,000	Kellogg Co., 6.60%, 4/1/11	929
953,000	KeySpan Corp., 7.625%, 11/15/10	1,007
2,585,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	2,720
708,000	Kroger Co., 3.90%, 10/1/15	718
1,040,000	Kroger Co., 7.50%, 1/15/14	1,201
1,240,000	Kroger Co., 7.50%, 4/1/31	1,508
1,264,000	Lockheed Martin Corp., 6.15%, 9/1/36	1,398
960,000	Macquarie Group Ltd. 144A, 7.625%, 8/13/19 (b)	1,063
1,290,000	Marathon Oil Corp., 5.90%, 3/15/18	1,389
603,000	McDonald’s Corp., 5.00%, 2/1/19	639
1,281,000	McKesson Corp., 5.25%, 3/1/13	1,368
1,190,000	Medco Health Solutions Inc., 7.25%, 8/15/13	1,336
1,452,000	Merck & Co. Inc., 5.00%, 6/30/19	1,548
1,470,000	Merrill Lynch & Co., 6.875%, 4/25/18	1,585
1,025,000	MetLife Inc., 6.75%, 6/1/16	1,148
2,218,000	Microsoft Corp., 4.20%, 6/1/19 (e)	2,266
925,000	Microsoft Corp., 5.20%, 6/1/39	928
2,066,000	MidAmerican Energy Holdings, 6.125%, 4/1/36	2,211
1,995,000	Morgan Stanley, 6.60%, 4/1/12	2,174
1,100,000	Morgan Stanley, 9.625%, 3/1/13 (g)	1,229
1,975,000	News America Inc., 6.65%, 11/15/37	2,069
1,735,000	NYSE Euronext, 4.80%, 6/28/13	1,838
1,305,000	Oracle Corp., 5.75%, 4/15/18	1,436
1,409,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	1,541
1,250,000	Pepsi Co Inc., 4.65%, 2/15/13 (e)	1,344
1,405,000	Petro-Canada, 6.05%, 5/15/18	1,499
2,060,000	Petronas Capital Ltd., 7.875%, 5/22/22 (g)	2,508
1,350,000	Pfizer Inc., 6.20%, 3/15/19	1,540
2,120,000	Potash Corp./Saskatchewan Inc., 3.75%, 9/30/15 (e)	2,135
2,556,000	Prudential Financial Inc., 4.75%, 9/17/15	2,568
1,140,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	1,270
1,000,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 5.50%, 9/30/14 (b)	1,072
2,900,000	Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	3,128
970,000	Roche Holdings Inc. 144A, 4.50%, 3/1/12 (b)	1,026
1,415,000	Rogers Communications Inc., 6.80%, 8/15/18	1,598
281,000	Safeway Inc., 5.00%, 8/15/19	285
1,207,000	Safeway Inc., 7.25%, 2/1/31	1,451
1,210,000	Simon Property Group LP, 5.75%, 5/1/12	1,281
1,140,000	Simon Property Group LP, 6.125%, 5/30/18	1,183
1,769,000	Telecom Italia Capital, 6.00%, 9/30/34	1,700
815,000	Telecom Italia Capital, 6.175%, 6/18/14	885
840,000	Telefonica Emisiones SAU, 4.949%, 1/15/15	891
1,895,000	Telefonica Emisiones SAU, 6.22%, 7/3/17	2,102
1,205,000	Textron Financial Corp., 4.60%, 5/3/10	1,202
1,400,000	Time Warner Cable Inc., 6.55%, 5/1/37	1,453
1,425,000	Time Warner Cable Inc., 6.75%, 6/15/39	1,514
739,000	Time Warner Cable Inc., 7.50%, 4/1/14	851
1,103,000	Time Warner Inc., 5.50%, 11/15/11	1,180
1,160,000	TransCanada Pipelines Ltd., 7.25%, 8/15/38	1,414
1,370,000	Union Pacific Corp., 6.65%, 1/15/11	1,446
2,460,000	United Technologies Corp. 4.875%, 5/1/15	2,686
1,235,000	UnitedHealth Group Inc., 5.25%, 3/15/11	1,290
1,168,000	UnitedHealth Group Inc., 5.375%, 3/15/16	1,196
995,000	US Bancorp, 4.20%, 5/15/14	1,040
496,000	Vale Overseas Ltd., 6.87%, 11/21/36	500
2,502,000	Valero Energy Corp., 6.875%, 4/15/12	2,728
1,210,000	Veolia Environnement, 5.25%, 6/3/13	1,289
1,290,000	Verizon Communications Inc., 5.25%, 4/15/13	1,401
1,590,000	Verizon Communications Inc., 6.35%, 4/1/19	1,767
965,000	Verizon Communications Inc., 8.75%, 11/1/18	1,207
870,000	Verizon Wireless Capital 144A, 7.375%, 11/15/13 (b)	1,007
845,000	Viacom Inc., 4.375%, 9/15/14	868
1,168,000	Vodafone Group PLC, 4.15%, 6/10/14	1,209
724,000	Vodafone Group PLC, 5.45%, 6/10/19	761
1,195,000	Vodafone Group PLC, 6.15%, 2/27/37	1,277
1,571,000	Walgreen Co., 4.875%, 8/1/13	1,701
1,175,000	Walgreen Co., 5.25%, 1/15/19	1,267
1,570,000	Wal-Mart Stores Inc., 6.50%, 8/15/37	1,823
1,620,000	WellPoint Inc., 5.85%, 1/15/36	1,554
735,000	Wells Fargo & Co., 4.375%, 1/31/13	766
2,585,000	Wells Fargo & Co., 5.375%, 2/7/35	2,496
730,000	Wells Fargo & Co., 5.625%, 12/11/17	761
1,760,000	Western Union Co., 5.93%, 10/1/16	1,901
2,301,000	Wyeth, 5.50%, 2/1/14	2,524
1,295,000	XTO Energy Inc., 5.50%, 6/15/18	1,352

		237,566

Foreign Government (6%)
517,273	Croatia Government International Bond, 1.75%, 7/30/10	513
1,036,000	Israel Government International Bond, 5.50%, 11/9/16	1,137
1,130,000	Malaysia Government International Bond, 7.50%, 7/15/11	1,237
28,540,000	Mexican Fixed Rate Bonds, 10.00%, 12/5/24 (f)	2,495
8,700,000	Nota Do Tesouro Nacional, 10.00%, 1/1/12 (f)	4,835
2,290,000	Republic of Brazil, 7.875%, 3/7/15	2,676
590,000	Republic of Chile, 5.50%, 1/15/13	665
1,962,000	Republic of Korea, 4.875%, 9/22/14	2,065
2,040,000	Republic of Peru, 8.375%, 5/3/16	2,463
1,250,000	Republic of Poland, 5.00%, 10/19/15	1,318
842,000	Republic of Poland, 6.25%, 7/3/12	914
1,360,000	Republic of Poland, 6.375%, 7/15/19	1,504
1,840,000	Republic of South Africa, 6.875%, 5/27/19	2,063
1,278,400	Russian Government International Bond, 7.50%, 3/31/30 (g)	1,435
1,010,000	United Mexican States, 6.375%, 1/16/13	1,110
1,125,000	United Mexican States, 6.75%, 9/27/34	1,227
1,323,000	United Mexican States, 9.875%, 2/1/10 (e)	1,359

		29,016

Municipal (0%)
1,495,000	California State, 7.55%, 4/1/39	1,555

Mortgage Backed (40%)
250,000	Arkle Master Issuer PLC 144A, 0.82%, 2/17/52 (b)	249
9,404	Bear Stearns Adjustable Rate Mortgage Trust, 4.18%, 4/25/33	9
7,911,504	FG G02252 30YR, 5.50%, 7/1/36	8,347
17,097,994	FHLMC G02385, 6.00%, 11/1/36	18,192
93,817	First Republic Mortgage Loan Trust, 0.64%, 11/15/32	82
12,941,138	FN 254766, 5.00%, 6/1/33	13,493
4,630,310	FN 745418 ARM, 5.50%, 4/1/36	4,881

Annual Report

Payden Core Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

11,718,381	FN 888823, 5.50%, 3/1/37	$12,359
6,957,232	FN 905759 ARM, 5.87%, 12/1/36	7,357
9,062,442	FN 995050 30YR, 6.00%, 9/1/37	9,639
20,730,000	FNMA 5.00%, 30YR TBA (c)	21,491
5,880,000	FNMA 5.50%, 30YR TBA (c)	6,190
1,011,523	FNMA 670385, 6.50%, 9/1/32	1,097
4,127,015	FNMA 725423, 5.50%, 5/1/34	4,367
3,317,150	FNMA 725424, 5.50%, 4/1/34	3,497
2,770,512	FNMA 725425, 5.50%, 4/1/34	2,936
11,828,503	FNMA 739821, 5.00%, 9/1/33	12,312
2,728,856	FNW 04-W2 4A, 5.16%, 2/25/44	2,904
8,547,565	G2 4040 30YR, 6.50%, 10/20/37	9,115
10,322,647	GN 698011 30YR, 5.50%, 1/15/39	10,913
14,029,530	GN 698035 30YR, 6.00%, 1/15/39	14,924
27,110,000	GNMA 5.50%, 30YR TBA (c)	28,597
250,000	Gracechurch Mortgage Financing PLC 144A, 0.81%, 11/20/56 (b)	240
300,000	Granite Master Trust PLC, 0.67%, 12/17/54	90
265,770	Harborview Mortgage Loan Trust, 4.25%, 1/19/35	173
298,906	MLCC Mortgage Investors, Inc., 3.14%, 8/25/29	285
95,910	Morgan Stanley Mortgage Loan Trust, 3.78%, 7/25/34	83
32,887	Option One Mortgage Loan Trust, 1.36%, 2/25/32	12
168,777	Structured Asset Mortgage Investments Inc., 3.40%, 2/19/35	130
911,468	Structured Asset Mortgage Investments Inc., 3.99%, 5/25/36	491
190,165	Structured Asset Mortgage Investments Inc., 4.39%, 7/25/32	181
38,258	Structured Asset Securities Corp., 3.99%, 8/25/32	38
3,402,263	Thornburg Mortgage Securities Trust, 0.61%, 9/25/44	2,951
188,143	WaMu Mortgage Pass Through Certificates, 0.67%, 6/25/44	121
7,660,000	WaMu Mortgage Pass Through Certificates, 5.23%, 1/25/36	6,117

		203,863

Supranational (1%)
1,260,000	European Investment Bank, 4.625%, 5/15/14	1,373
2,720,000	European Investment Bank, 5.00%, 2/8/10	2,753
630,000	European Investment Bank, 5.125%, 9/13/16	697
2,050,000	Inter-American Development Bank, 3.875%, 9/17/19	2,058
1,120,000	International Bank for Reconstruction & Development, 5.00%, 4/1/16	1,237

		8,118

U.S. Government Agency (3%)
630,000	FHLB, 4.00%, 9/6/13	676
10,000,000	FHLMC, 3.75%, 3/27/19 (e)	10,025
2,390,000	FNMA, 2.625%, 11/20/14	2,391

		13,092

U.S. Treasury (7%)
1,400,000	U.S. Treasury Note, 1.125%, 6/30/11 (e)	1,411
900,000	U.S. Treasury Note, 3.125%, 8/31/13	943
650,000	U.S. Treasury Note, 3.875%, 10/31/12	698
23,000	U.S. Treasury Note, 4.625%, 12/31/11	25
364,000	U.S. Treasury Note, 5.00%, 8/15/11 (e)	391
27,000,000	U.S. Treasury Bill, 0.01%, 11/12/09 (d)	27,000
5,000,000	U.S. Treasury Bill, 0.08%, 2/4/10 (d)(e)	4,999

		35,467

U.S. Treasury Inflation Indexed Notes (4%)
21,709,540	U.S. Treasury Inflation Indexed, 0.875%, 4/15/10	21,789

Total Bonds (Cost-$531,968)		554,238

Investment Company (Cost-$25,449) (5%)
25,448,663	Paydenfunds Cash Reserves Money Market Fund *	25,449

Total (Cost-$557,417) (a) (114%)		579,687
Liabilities in excess of Other Assets (-14%)		(69,903)

Net Assets (100%)		$509,784

*	Affiliated investment.

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$24,998
Unrealized depreciation	(2,728)

Net unrealized appreciation	$22,270

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.

(d)	Yield to maturity at time of purchase.

(e)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $18,946 and the total market value of the collateral held by the fund is $19,278.

(f)	Par in local currency.

(g)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
12/22/2009	Singapore Dollar (Buy 2,481)	1.3986	$1,774	$21
12/22/2009	South Korean Won (Buy 908,000)	1,175.3666	773	22

				$43

Liabilities:
11/16/2009	Brazilian Real (Sell 4,126)	1.7519	$2,355	$(119)
11/9/2009	British Pound (Sell 85)	1.6479	140	(5)
11/17/2009	Canadian Dollar (Sell 1,885)	1.0768	1,750	—
1/19/2010	Euro (Buy 1,180)	1.4748	1,740	(21)
1/14/2010	Israeli Shekel (Buy 6,570)	3.7393	1,757	—
1/19/2010	Japanese Yen (Sell 319,000)	90.4531	3,527	(3)
12/22/2009	New Taiwan Dollar (Buy 40,590)	32.5016	1,249	(15)

				$(163)

See notes to financial statements.

Payden Mutual Funds

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	2%
AA	10%
A	43%
BBB	43%
BB	2%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
Corporate (96%)
Consumer Cyclicals (1%)
200,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	$186

Consumer Non-Cyclicals (12%)
545,000	Anheuser-Busch InBev Worldwide Inc. 144A, 5.375%, 1/15/20 (b)	555
300,000	Anheuser-Busch InBev Worldwide Inc. 144A, 7.75%, 1/15/19 (b)	350
80,000	Anheuser-Busch InBev Worldwide Inc. 144A, 8.20%, 1/15/39 (b)	101
220,000	Coca-Cola Enterprises Inc., 7.375%, 3/3/14	259
240,000	Costco Wholesale Corp., 5.50%, 3/15/17	262
415,000	Dr. Pepper Snapple Group, 6.82%, 5/1/18	475
240,000	General Mills Inc., 6.00%, 2/15/12	261
260,000	Kellogg Co., 5.125%, 12/3/12	282
230,000	Kroger Co., 7.50%, 1/15/14	266
200,000	McDonald’s Corp., 5.00%, 2/1/19	212
235,000	PepsiCo Inc., 4.65%, 2/15/13	253
200,000	Roche Holdings Inc. 144A, 4.50%, 3/1/12 (b)	212
120,000	Roche Holdings Inc. 144A, 7.00%, 3/1/39 (b)	148
205,000	Safeway Inc., 5.00%, 8/15/19	208
200,000	Starbucks Corp., 6.25%, 8/15/17	214
230,000	Target Corp., 6.00%, 1/15/18	259
100,000	Target Corp., 7.00%, 1/15/38	117
305,000	Wal-Mart Stores Inc., 5.25%, 9/1/35	304
240,000	Walgreen Co., 4.875%, 8/1/13	260
150,000	Yum! Brands, Inc., 6.25%, 3/15/18	162

		5,160

Energy (16%)
255,000	Anadarko Petroleum Corp., 7.625%, 3/15/14	292
270,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	297
275,000	Canadian National Resources Ltd., 4.90%, 12/1/14	291
270,000	ConocoPhillips, 5.75%, 2/1/19	296
85,000	Dominion Resources Inc., 5.20%, 8/15/19	88
210,000	Dominion Resources Inc., 8.875%, 1/15/19	266
260,000	Duke Energy Corp., 6.30%, 2/1/14	288
325,000	EnCana Corp., 6.50%, 8/15/34	350
265,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	284
290,000	Exelon Corp., 4.90%, 6/15/15	301
196,000	Exelon Generation Co. LLC, 5.20%, 10/1/19	200
200,000	General Electric Capital Corp., 5.90%, 5/13/14	219
295,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	310
250,000	Marathon Oil Corp., 5.90%, 3/15/18	269
250,000	MidAmerican Energy Holdings, 6.125%, 4/1/36	268
240,000	Nexen Inc., 7.50%, 7/30/39	266
270,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	295
200,000	Petro-Canada, 6.05%, 5/15/18	213
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	260
225,000	Sempra Energy, 9.80%, 2/15/19	288
50,000	Southern California Edison, 5.95%, 2/1/38	55
60,000	TransCanada Pipelines Ltd., 4.875%, 1/15/15	64
210,000	TransCanada Pipelines Ltd., 7.625%, 1/15/39	269
205,000	Vale Overseas Ltd., 6.25%, 1/11/16	221
200,000	Vale Overseas Ltd., 6.87%, 11/21/36	202
250,000	Valero Energy Corp., 6.875%, 4/15/12	273
125,000	Waste Management Inc., 7.75%, 5/15/32	152
250,000	XTO Energy Inc., 5.50%, 6/15/18	261

		6,838

Financial (36%)
400,000	ADCB Finance (Cayman) Ltd. 144A, 4.75%, 10/8/14 (b)	400
125,000	Allstate Corp., 6.20%, 5/16/14	138
250,000	American Express Co., 8.125%, 5/20/19	300
450,000	American Express Credit Corp., 5.125%, 8/25/14	475
100,000	Anadarko Finance Co., 7.50%, 5/1/31	111
135,000	Bank of America Corp., 5.75%, 12/1/17	137
445,000	Bank of America Corp., 7.375%, 5/15/14	499
670,000	Bank of America Corp., 7.625%, 6/1/19	774
150,000	Barclays Bank PLC, 5.20%, 7/10/14	160
600,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	616
300,000	Blackstone Holdings Finance 144A, 6.625%, 8/15/19 (b)	303
230,000	BP Capital Markets PLC, 5.25%, 11/7/13	254
145,000	Caterpillar Financial Services Corp., 4.25%, 2/8/13	151
240,000	CME Group Inc., 5.40%, 8/1/13	260
215,000	Credit Suisse New York, 6.00%, 2/15/18	227
165,000	Deutsche Bank AG London, 3.875%, 8/18/14	168
230,000	Devon Financing Corp. ULC, 6.875%, 9/30/11	251
270,000	Diageo Capital PLC, 5.20%, 1/30/13	290
300,000	Enel Finance International SA 144A, 6.00%, 10/7/39 (b)	308
250,000	FPL Group Capital Inc., 6.00%, 3/1/19	276

Annual Report

Payden Corporate Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

250,000	Gazprom, 7.288%, 8/16/37 (c)(d)	$235
440,000	General Electric Capital Corp., 5.625%, 5/1/18	454
430,000	General Electric Capital Corp., 5.875%, 1/14/38	412
200,000	General Electric Capital Corp., 6.00%, 8/7/19	211
240,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	259
436,000	Goldman Sachs Group Inc., 6.00%, 5/1/14	480
440,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	470
435,000	Goldman Sachs Group Inc., 6.75%, 10/1/37	460
320,000	JPMorgan Chase & Co., 6.30%, 4/23/19	352
125,000	JPMorgan Chase & Co., 6.40%, 5/15/38	139
150,000	KazMunaiGaz Finance Sub BV, 8.375%, 7/2/13 (d)	160
350,000	Macquarie Group Ltd. 144A, 7.30%, 8/1/14 (b)	380
65,000	Macquarie Group Ltd. 144A, 7.625%, 8/13/19 (b)	72
230,000	Merrill Lynch & Co., 6.11%, 1/29/37	218
210,000	Merrill Lynch & Co., 6.15%, 4/25/13	225
135,000	MetLife Inc., 5.70%, 6/15/35	137
140,000	MetLife Inc., 6.75%, 6/1/16	157
395,000	Morgan Stanley, 5.625%, 9/23/19	398
300,000	Morgan Stanley, 6.00%, 5/13/14	322
340,000	Morgan Stanley, 6.60%, 4/1/12	370
160,000	Noble Group Ltd. 144A, 6.75%, 1/29/20 (b)	161
100,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	107
300,000	NYSE Euronext, 4.80%, 6/28/13	318
280,000	Prudential Financial Inc., 4.75%, 9/17/15	280
285,000	Prudential Financial Inc., 7.375%, 6/15/19	319
115,000	Reed Elsevier Capital Inc., 8.625%, 1/15/19	143
485,000	Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	523
100,000	RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	112
200,000	Travelers Cos. Inc., 5.90%, 6/2/19	221
310,000	Wachovia Corp., 5.50%, 8/1/35	296
550,000	Wachovia Corp., 5.625%, 10/15/16	565
245,000	Wells Fargo & Co., 4.375%, 1/31/13	255

		15,309

Healthcare (5%)
200,000	Abbott Laboratories, 5.125%, 4/1/19	212
360,000	Dow Chemical Co., 4.85%, 8/15/12	375
135,000	Dow Chemical Co., 7.60%, 5/15/14	150
80,000	Dow Chemical Co., 9.40%, 5/15/39	99
230,000	Express Scripts Inc., 7.25%, 6/15/19	267
240,000	Oracle Corp., 5.75%, 4/15/18	264
250,000	Pfizer Inc., 7.20%, 3/15/39	315
285,000	Watson Pharmaceuticals, 5.00%, 8/15/14	293
205,000	WellPoint Inc., 5.85%, 1/15/36	197

		2,172

Industrial (5%)
320,000	Allied Waste North America Inc., 7.125%, 5/15/16	340
400,000	CSN Islands XI Corp. 144A, 6.875%, 9/21/19 (b)(c)	392
300,000	Daimler Finance North America LLC, 5.75%, 9/8/11	317
400,000	Embraer Overseas Ltd., 6.375%, 1/15/20	381
200,000	Potash Corp./Saskatchewan Inc., 3.75%, 9/30/15	201
195,000	Textron Inc., 5.60%, 12/1/17	184
232,000	Union Pacific Corp., 7.875%, 1/15/19	288

		2,103

Technology (2%)
150,000	Boeing Co., 6.875%, 3/15/39	179
240,000	Electronic Data Systems LLC, 6.00%, 8/1/13	266
250,000	Fiserv Inc., 6.125%, 11/20/12	275
90,000	IBM Corp., 5.87%, 11/29/32	98
125,000	Microsoft Corp., 5.20%, 6/1/39	125

		943

Telecommunications (17%)
285,000	America Movil SAB de CV, 5.50%, 3/1/14	299
205,000	American Tower Corp. 144A, 4.625%, 4/1/15 (b)	208
313,000	AT&T Inc., 6.55%, 2/15/39	340
245,000	AT&T Wireless, 8.75%, 3/1/31	324
325,000	British Sky Broadcasting Group PLC 144A, 9.50%, 11/15/18 (b)	415
155,000	CBS Corp., 8.20%, 5/15/14	173
250,000	CC Holdings GS V LLC 144A, 7.75%, 5/1/17 (b)	264
260,000	Comcast Corp., 5.70%, 5/15/18	273
210,000	Comcast Corp., 6.40%, 5/15/38	215
195,000	Cox Communications Inc. 144A, 5.875%, 12/1/16 (b)	203
150,000	Cox Communications Inc., 5.45%, 12/15/14	161
392,000	DirecTV Holdings LLC 144A, 4.75%, 10/1/14 (b)	401
300,000	News America Inc., 6.40%, 12/15/35	301
105,000	Nokia OYJ, 5.375%, 5/15/19	109
150,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	167
250,000	Rogers Communications Inc., 6.80%, 8/15/18	282
95,000	Telecom Italia Capital, 6.00%, 9/30/34	91
120,000	Telefonica Emisiones SAU, 4.949%, 1/15/15	127
60,000	Telefonica Emisiones SAU, 7.045%, 6/20/36	71
280,000	Telemar Norte Leste SA 144A, 9.50%, 4/23/19 (b)	331
270,000	Thomson Reuters Corp., 6.50%, 7/15/18	307
250,000	Time Warner Cable Inc., 6.75%, 6/15/39	266
50,000	Time Warner Cable Inc., 7.50%, 4/1/14	58
100,000	Time Warner Entertainment Co. LP, 8.375%, 7/15/33	120
250,000	Time Warner Inc., 5.50%, 11/15/11	267
190,000	Time Warner Inc., 7.625%, 4/15/31	213
135,000	Verizon Communications Inc., 5.85%, 9/15/35	135
91,000	Verizon Communications Inc., 6.35%, 4/1/19	101
200,000	Verizon Global Funding Corp., 7.75%, 6/15/32	240
230,000	Verizon Wireless Capital 144A, 7.375%, 11/15/13 (b)	266
365,000	Viacom Inc., 4.375%, 9/15/14	375
145,000	Vodafone Group PLC, 4.15%, 6/10/14	150
50,000	Vodafone Group PLC, 6.15%, 2/27/37	53

		7,306

Utilities (2%)
35,000	Consolidated Edison Co of New York Inc., 6.75%, 4/1/38	42
140,000	National Grid PLC, 6.30%, 8/1/16	153
355,000	Veolia Environnement, 5.25%, 6/3/13	378

		573

Total Corporate		40,590

Municipal (1%)
300,000	California State, 7.55%, 4/1/39	312

U.S. Treasury (1%)
300,000	U.S. Treasury Note, 2.375%, 8/31/14	302
300,000	U.S. Treasury Note, 2.375%, 9/30/14 (c)	301

		603

Total Bonds (Cost - $38,510)		41,505

Investment Company (Cost - $1,602) (4%)
1,602,247	Paydenfunds Cash Reserves Money Market Fund*	1,602

Total (Cost - $40,112) (a) (102%)		43,107
Liabilities in excess of Other Assets (−2%)		(875)

Net Assets (100%)		$42,232

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

Payden Mutual Funds

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$3,037
Unrealized depreciation	(42)

Net unrealized appreciation	$2,995

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $926 and the total market value of the collateral held by the fund is $958.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Annual Report

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	2%
BBB	4%
BB	37%
B	47%
CCC	10%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (96%)
Consumer Cyclicals (19%)
2,985,000	ACCO Brands Corp., 7.625%, 8/15/15	$2,716
2,215,000	AMC Entertainment Inc., 8.75%, 6/1/19	2,281
440,000	American Achievement Corp. 144A, 8.25%, 4/1/12 (b)	438
1,250,000	Ameristar Casinos Inc. 144A, 9.25%, 6/1/14 (b)	1,306
665,000	ArvinMeritor Inc., 8.75%, 3/1/12	655
500,000	Ashtead Capital Inc. 144A, 9.00%, 8/15/16 (b)	495
1,440,000	Avis Budget Car Rental LLC, 7.625%, 5/15/14 (c)	1,303
820,000	Boyd Gaming Corp., 7.75%, 12/15/12 (c)	818
3,260,000	Burlington Coat Factory Wharehouse Corp., 11.125%, 4/15/14 (c)	3,382
2,605,000	Carrols Corp., 9.00%, 1/15/13	2,618
1,145,000	Constellation Brands Inc., 7.25%, 5/15/17	1,154
3,275,000	Constellation Brands Inc., 7.25%, 9/1/16	3,300
2,031,000	D.R. Horton Inc., 5.375%, 6/15/12	2,034
930,000	Dave & Buster’s Inc., 11.25%, 3/15/14	946
3,250,000	Delta Air Lines 144A, 9.50%, 9/15/14 (b)	3,331
2,485,000	Denny’s Holdings Inc., 10.00%, 10/1/12	2,547
3,965,000	Dollar General Corp., 10.625%, 7/15/15	4,362
1,500,000	Elizabeth Arden Inc., 7.75%, 1/15/14	1,448
2,520,000	GameStop Corp., 8.00%, 10/1/12	2,611
2,650,000	Harrahs Operating Escrow 144A, 11.25%, 6/1/17 (b)	2,716
3,145,000	Hertz Corp., 8.875%, 1/1/14	3,200
4,790,000	Host Hotels & Resorts LP, 7.125%, 11/1/13 (c)	4,790
5,235,000	Iron Mountain Inc., 7.75%, 1/15/15	5,327
1,000,000	Iron Mountain Inc., 8.375%, 8/15/21 (c)	1,040
1,235,000	Isle of Capri Casinos Inc., 7.00%, 3/1/14 (c)	1,108
1,985,000	Jarden Corp., 7.50%, 5/1/17 (c)	1,965
2,800,000	Jarden Corp., 8.00%, 5/1/16	2,898
555,000	JC Penney Corp. Inc., 5.75%, 2/15/18	527
2,475,000	Jostens Intermediate Holdings Corp., 7.625%, 10/1/12	2,503
3,200,000	K Hovnanian Enterprises Inc. 144A, 10.625%, 10/15/16 (b)	3,200
920,000	KB Home, 6.25%, 6/15/15	869
302,000	KB Home, 6.375%, 8/15/11	304
3,600,000	Lennar Corp., 5.60%, 5/31/15 (c)	3,312
1,170,000	Leslie’s Poolmart, 7.75%, 2/1/13	1,176
635,000	Levi Strauss & Co., 8.875%, 4/1/16	651
2,050,000	Levi Strauss & Co., 9.75%, 1/15/15	2,153
3,500,000	Limited Brands Inc., 6.90%, 7/15/17	3,351
6,785,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	6,293
3,775,000	MGM Mirage, 6.75%, 4/1/13	3,133
1,250,000	Michaels Stores Inc., 10.00%, 11/1/14 (c)	1,256
2,105,000	NPC International, Inc., 9.50%, 5/1/14	2,089
1,000,000	Penn National Gaming Inc. 144A, 8.75%, 8/15/19 (b)	983
2,035,000	Penn National Gaming Inc., 6.75%, 3/1/15	1,954
1,475,000	Phillips-Van Heusen Corp., 7.25%, 2/15/11	1,486
1,140,000	Pinnacle Entertainment Inc., 7.50%, 6/15/15	1,032
3,000,000	QVC Inc. 144A, 7.50%, 10/1/19 (b)	2,985
3,300,000	Rite Aid Corp., 10.375%, 7/15/16 (c)	3,333
2,750,000	Royal Caribbean Cruises Ltd., 6.875%, 12/1/13	2,619
2,645,000	Sally Holdings LLC, 9.25%, 11/15/14 (c)	2,764
3,230,000	Sealy Mattress Co., 8.25%, 6/15/14 (c)	3,149
1,150,000	Sonic Automotive Inc., 8.625%, 8/15/13	1,122
3,425,000	Starwood Hotels & Resorts Worldwide Inc., 7.875%, 10/15/14 (c)	3,562
63,000	Toll Brothers Finance Corp., 6.875%, 11/15/12	67
1,200,000	Toll Brothers Finance Corp., 8.91%, 10/15/17	1,367
3,150,000	WMG Acquisition Corp. 144A, 9.50%, 6/15/16 (b)	3,378
4,455,000	Wynn Las Vegas LLC, 6.625%, 12/1/14 (c)	4,255
1,000,000	Yankee Acquisition Corp., 8.50%, 2/15/15 (c)	960

		126,622

Consumer Non-Cyclicals (8%)
1,295,000	Albertson’s Inc., 8.00%, 5/1/31	1,185
7,855,000	Alliance One International Inc. 144A, 10.00%, 7/15/16 (b)	8,208
1,000,000	Aramark Corp., 3.98%, 2/1/15 (c)	890
5,755,000	Aramark Corp., 8.50%, 2/1/15	5,841
2,805,000	Corrections Corp of America, 6.25%, 3/15/13 (c)	2,805
2,965,000	Dean Foods Co., 7.00%, 6/1/16	2,891
3,355,000	Del Monte Corp. 144A, 7.50%, 10/15/19 (b)	3,422
4,180,000	Great Atlantic & Pacific Tea Co. 144A, 11.375%, 8/1/15 (b)	4,316
1,000,000	Geo Group Inc. 144A, 7.75%, 10/15/17 (b)	1,020
2,905,000	Ingles Markets Inc., 8.875%, 5/15/17 (c)	2,992
3,280,000	JBS SA 144A, 10.50%, 8/4/16 (b)	3,452
3,300,000	Pinnacle Foods Finance LLC, 10.625%, 4/1/17	3,383
2,740,000	Pinnacle Foods Finance LLC, 9.25%, 4/1/15	2,781

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

1,000,000	Smithfield Foods Inc. 144A, 10.00%, 7/15/14 (b)(c)	$1,055
135,000	Smithfield Foods Inc., 7.00%, 8/1/11 (c)	131
3,155,000	Stater Brothers Holdings, 8.125%, 6/15/12	3,187
875,000	SUPERVALU Inc., 7.50%, 11/15/14	877
1,975,000	SUPERVALU Inc., 8.00%, 5/1/16 (c)	2,019
2,170,000	Susser Holdings LLC, 10.625%, 12/15/13	2,257

		52,712

Energy (12%)
2,300,000	AmeriGas Partners LP/Eagle Finance Corp., 7.125%, 5/20/16	2,254
1,970,000	Arch Coal Inc. 144A, 8.75%, 8/1/16 (b)	2,029
1,370,000	Basic Energy Services Inc., 7.125%, 4/15/16	1,144
325,000	Chesapeake Energy Corp., 6.50%, 8/15/17	306
2,640,000	Chesapeake Energy Corp., 6.875%, 1/15/16 (c)	2,561
1,620,000	Chesapeake Energy Corp., 6.875%, 11/15/20	1,499
8,175,000	Chesapeake Energy Corp., 9.50%, 2/15/15	8,890
2,500,000	Cimarex Energy Co.,7.125%, 5/1/17	2,425
700,000	Complete Production Services Inc., 8.00%, 12/15/16	667
3,000,000	Denbury Resources Inc., 9.75%, 3/1/16	3,233
1,920,000	El Paso Corp., 12.00%, 12/12/13	2,208
1,185,000	El Paso Corp., 7.75%, 1/15/32	1,115
8,230,000	El Paso Corp., 8.25%, 2/15/16	8,561
1,360,000	Encore Acquisition Co., 9.50%, 5/1/16	1,459
3,030,000	Forest Oil Corp., 7.25%, 6/15/19	2,841
2,220,000	Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	2,123
925,000	Mariner Energy, Inc., 7.50%, 4/15/13	907
1,000,000	Mariner Energy, Inc., 8.00%, 5/15/17	945
2,450,000	Newfield Exploration Co., 6.625%, 4/15/16	2,426
1,000,000	OPTI Canada Inc., 8.25%, 12/15/14	790
3,745,000	Peabody Energy Corp., 7.375%, 11/1/16	3,801
3,310,000	Petrohawk Energy Corp. 10.50%, 8/1/14	3,623
1,300,000	Petrohawk Energy Corp., 9.125%, 7/15/13	1,352
595,000	Petroquest Energy Inc., 10.375%, 5/15/12	589
2,090,000	Pioneer Natural Resource Co., 5.875%, 7/15/16	1,951
1,700,000	Plains Exploration & Production Co., 10.00%, 3/1/16	1,828
1,000,000	Plains Exploration & Production Co., 7.00%, 3/15/17	954
3,420,000	Pride International Inc., 7.375%, 7/15/14	3,540
2,835,000	Range Resources Corp., 7.375%, 7/15/13	2,899
1,295,000	Sabine Pass LNG LP, 7.50%, 11/30/16	1,101
930,000	SandRidge Energy Inc. 144A, 8.00%, 6/1/18 (b)	925
3,215,000	Southwestern Energy Co., 7.50%, 2/1/18	3,319
2,350,000	Targa Resources Partners, 8.25%, 7/1/16	2,315
3,450,000	Tesoro Corp., 6.625%, 11/1/15	3,190
2,250,000	Western Refining Inc. 144A, 11.25%, 6/15/17 (b)	2,093

		81,863

Financial (10%)
4,000,000	American General Finance, 4.00%, 3/15/11	3,436
4,100,000	American International Group Inc., 8.25%, 8/15/18 (c)	3,499
5,675,000	BAC Capital Trust VI, 5.625%, 3/8/35	4,442
2,300,000	Bank of America Corp., 7.625%, 6/1/19 (c)	2,659
2,500,000	Capital One Bank USA NA, 8.80%, 7/15/19	2,966
3,800,000	Citigroup Capital XXI, 8.30%, 12/21/57	3,553
4,580,000	Ford Motor Credit Co. LLC, 12.00%, 5/15/15	5,163
5,355,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	5,084
2,500,000	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	2,436
5,300,000	GMAC Inc., 6.875%, 9/15/11 (c)	5,087
3,500,000	Hartford Financial Services Group Inc., 8.125%, 6/15/38	3,290
4,000,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	3,430
4,500,000	ING Groep NV, 5.775%, 12/29/49	3,288
5,340,000	International Lease Finance Corp., 5.65%, 6/1/14	4,037
5,250,000	Janus Capital Group Inc., 6.95%, 6/15/17	4,998
3,500,000	Leucadia National Corp., 7.125%, 3/15/17	3,325
4,000,000	Liberty Mutual Group 144A, 7.80%, 3/15/37 (b)	3,400
2,250,000	RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	2,512
1,700,000	SLM Corp, 5.375%, 5/15/14	1,405
1,000,000	Universal City Development 144A, 8.875%, 11/15/15 (b)	995
335,000	UnumProvident Finance Co. 144A, 6.85%, 11/15/15 (b)	334

		69,339

Healthcare (10%)
475,000	Accellent Inc., 10.50%, 12/1/13	468
1,225,000	Apria HealthCare Group Inc. 144A, 11.25%, 11/1/14 (b)	1,332
1,000,000	Apria Healthcare Group Inc. 144A, 12.375%, 11/1/14 (b)	1,093
4,750,000	Bausch & Lomb Inc., 9.875%, 11/1/15 (c)	4,940
2,760,000	Biomet Inc., 10.00%, 10/15/17	2,998
9,240,000	CHS/Community Health Systems Inc., 8.875%, 7/15/15	9,540
6,265,000	DaVita Inc., 6.625%, 3/15/13 (c)	6,202
2,000,000	Elan Corp. PLC 144A, 8.75%, 10/15/16 (b)	1,865
1,000,000	HCA Inc. 144A, 7.875%, 2/15/20 (b)	1,033
2,290,000	HCA Inc., 7.50%, 11/6/33	1,901
4,350,000	HCA Inc., 9.125%, 11/15/14	4,513
5,060,000	HCA Inc., 9.25%, 11/15/16	5,300
2,680,000	HCP Inc., 6.70%, 1/30/18	2,667
1,935,000	Healthsouth Corp., 10.75%, 6/15/16	2,109
2,530,000	IASIS Healthcare LLC, 8.75%, 6/15/14	2,606
3,375,000	Omnicare Inc., 6.875%, 12/15/15	3,215
2,500,000	Psychiatric Solutions Inc., 7.75%, 7/15/15	2,475
1,412,000	Tenet Healthcare Corp. 144A, 10.00%, 5/1/18 (b)	1,564
1,412,000	Tenet Healthcare Corp. 144A, 9.00%, 5/1/15 (b)	1,500
2,025,000	United Surgical Partners International Inc., 8.875%, 5/1/17 (c)	2,045
500,000	Universal Hospital Services, 4.63%, 6/1/15	423
500,000	Universal Hospital Services, 8.50%, 6/1/15	498
2,900,000	US Oncology Inc. 144A, 9.125%, 8/15/17 (b)	3,074
2,555,000	Vanguard Health Holding, 9.00%, 10/1/14	2,670

		66,031

Industrial (6%)
605,000	American Railcar Industries Inc., 7.50%, 3/1/14	554
2,005,000	Baldor Electric Co., 8.62%, 2/15/17 (c)	2,075
1,005,000	Ball Corp., 6.625%, 3/15/18	990
790,000	Ball Corp., 6.875%, 12/15/12	794
1,000,000	Ball Corp., 7.375%, 9/1/19 (c)	1,027
3,000,000	Case New Holland Inc. 144A, 7.75%, 9/1/13 (b)	2,993
1,800,000	Crown Americas LLC 144A, 7.625%, 5/15/17 (b)	1,854
250,000	Crown Americas LLC, 7.625%, 11/15/13	258
1,500,000	CSN Islands XI Corp. 144A, 6.875%, 9/21/19 (b)(c)	1,470
3,305,000	Goodyear Tire & Rubber Co., 10.50%, 5/15/16 (c)	3,594
940,000	Goodyear Tire & Rubber Co., 9.00%, 7/1/15 (c)	973
1,335,000	Graham Packaging Co. LP, 8.50%, 10/15/12	1,352
4,145,000	L-3 Communications Corp., 5.875%, 1/15/15	4,052
940,000	L-3 Communications Corp., 7.625%, 6/15/12 (c)	954
3,245,000	Navios Maritime Holdings 144A, 8.875%, 11/1/17 (b)	3,310
3,350,000	Navistar International Corp., 8.25%, 11/1/21 (c)	3,287
3,400,000	Newpage Corp. 144A, 11.375%, 12/31/14 (b)	3,408
1,900,000	Owens-Brockway Glass Container Inc., 7.375%, 5/15/16 (c)	1,929
1,320,000	Owens-Brockway Glass Container Inc., 8.25%, 5/15/13	1,352
1,260,000	SPX Corp., 7.625%, 12/15/14	1,304

Annual Report

Payden High Income Fund continued

Principal		Value
or Shares	Security Description	(000)

1,000,000	Trico Shipping AS 144A, 11.875%, 11/1/14 (b)	$1,027
750,000	Verso Paper Holdings LLC., 9.125%, 8/1/14 (c)	627
3,250,000	Weyerhaeuser Co., 7.375%, 10/1/19 (c)	3,356

		42,540

Materials (7%)
2,150,000	Berry Plastics Escrow 144A, 8.25%, 11/15/15 (b)	2,115
2,280,000	FMG Finance Pty Ltd. 144A, 10.62%, 9/1/16 (b)	2,514
6,380,000	Freeport-McMoRan Copper & Gold Inc., 8.375%, 4/1/17	6,868
5,740,000	Georgia-Pacific LLC 144A, 7.125%, 1/15/17 (b)	5,826
2,800,000	Georgia-Pacific LLC 144A, 8.25%, 5/1/16 (b)	2,982
1,000,000	Graphic Packaging International Inc. 144A, 9.50%, 6/15/17 (b)	1,054
3,200,000	Huntsman International LLC, 7.875%, 11/15/14 (c)	3,024
3,500,000	Masco Corp., 6.125%, 10/3/16 (c)	3,362
2,210,000	Nalco Co. 144A, 8.25%, 5/15/17 (b)(c)	2,332
670,000	Nalco Co., 7.75%, 11/15/11 (c)	674
2,700,000	Nova Chemicals Corp. 144A, 8.375%, 11/1/16 (b)	2,727
500,000	P.H. Glatfelter, 7.125%, 5/1/16	498
1,280,000	PolyOne Corp., 8.87%, 5/1/12	1,299
1,035,000	Reichhold Industries Inc. 144A, 9.00%, 8/15/14 (b)	844
390,000	Rhodia SA, 3.492%, 10/15/13 (d)(e)	524
740,000	Rock-Tennessee Co., 9.25%, 3/15/16	796
4,285,000	Steel Dynamics Inc., 7.375%, 11/1/12	4,322
1,800,000	Teck Resources Ltd., 9.75%, 5/15/14	2,030
560,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)(c)	560

		44,351

Technology (2%)
500,000	Expedia Inc. 144A, 8.50%, 7/1/16 (b)	526
5,390,000	First Data Corp., 9.875%, 9/24/15 (c)	4,999
2,250,000	Freescale Semiconductor Inc., 10.125%, 12/15/16	1,609
740,000	Sanmina-SCI Corp., 8.125%, 3/1/16 (c)	710
1,300,000	Seagate Technology International 144A, 10.00%, 5/1/14 (b)	1,450
3,395,000	Sungard Data Systems Inc., 10.25%, 8/15/15 (c)	3,518
1,715,000	Sungard Data Systems Inc., 9.125%, 8/15/13	1,754

		14,566

Telecommunications (16%)
1,800,000	Cablevision Systems Corp. 144A, 8.625%, 9/15/17 (b)	1,872
1,350,000	CC Holdings GS V LLC 144A, 7.75%, 5/1/17 (b)	1,424
1,615,000	Cincinnati Bell Inc., 8.375%, 1/15/14	1,615
950,000	Cricket Communications Inc. 144A, 7.75%, 5/15/16 (b)(c)	952
2,050,000	Cricket Communications Inc., 9.375%, 11/1/14 (c)	1,999
2,495,000	Crown Castle International Corp., 9.00%, 1/15/15 (c)	2,645
3,430,000	CSC Holdings Inc. 144A, 8.50%, 4/15/14 (b)	3,640
3,490,000	CSC Holdings Inc. 144A, 8.625%, 2/15/19 (b)(c)	3,743
3,330,000	CSC Holdings Inc., 7.87%, 2/15/18	3,446
6,440,000	DirecTV Holdings LLC, 7.625%, 5/15/16	6,996
7,680,000	Dish DBS Corp., 6.625%,10/1/14	7,507
4,430,000	Frontier Communications Corp, 6.25%, 1/15/13	4,396
2,000,000	Frontier Communications Corp., 8.125%, 10/1/18	2,018
12,120,000	Intelsat Corp., 9.25%, 8/15/14	12,393
3,135,000	Lamar Media Corp., 7.25%, 1/1/13 (c)	3,096
3,000,000	Mediacom LLC 144A, 9.125%, 8/15/19 (b)(c)	3,113
4,475,000	MetroPCS Wireless Inc., 9.25%, 11/1/14 (c)	4,531
2,730,000	Nextel Communications Inc., 7.375%, 8/1/15 (c)	2,433
2,300,000	Nielsen Finance LLC, 11.50%, 5/1/16	2,455
2,500,000	NII Capital Corp. 144A, 10.00%, 8/15/16 (b)	2,650
1,200,000	Nordic Telephone Co. 144A, 8.875%, 5/1/16 (b)	1,254
1,000,000	Qwest Communications International Inc. 144A, 8.00%, 10/1/15 (b)	998
5,275,000	Qwest Communications International Inc., 7.50%, 2/15/14	5,196
2,750,000	SBA Telecommunications Inc. 144A, 8.25%, 8/15/19 (b)	2,888
1,230,000	Sprint Capital Corp., 6.875%, 11/15/28	928
3,400,000	Sprint Capital Corp., 6.90%, 5/1/19	2,975
3,860,000	Sprint Capital Corp., 8.375%, 3/15/12	3,928
3,030,000	Sprint Nextel Corp., 6.00%, 12/1/16	2,621
3,000,000	VimpelCom, 9.125%, 4/30/18 (e)	3,158
2,035,000	Virgin Media Finance PLC, 8.75%, 4/15/14	2,086
1,000,000	Virgin Media Finance PLC, 9.50%, 8/15/16	1,063
1,750,000	Wind Acquisition Finance SA 144A, 11.75%, 7/15/17 (b)	1,986
1,695,000	Wind Acquisition Financial SA 144A, 10.75%, 12/1/15 (b)	1,839
1,000,000	Windstream Corp. 144A, 7.875%, 11/1/17 (b)(c)	1,015
1,370,000	Windstream Corp., 7.00%, 3/15/19	1,306
2,150,000	Windstream Corp., 8.125%, 8/1/13 (c)	2,241
1,780,000	Windstream Corp., 8.625%, 8/1/16	1,838

		110,244

Utilities (6%)
1,205,000	AES Corp., 7.75%, 3/1/14	1,217
2,275,000	AES Corp., 8.00%, 10/15/17 (c)	2,298
1,320,000	AES Corp., 8.00%, 6/1/20 (c)	1,327
430,000	Dynegy Holdings Inc., 7.75%, 6/1/19	364
4,770,000	Dynegy Holdings Inc., 8.37%, 5/1/16 (c)	4,472
10,890,000	Edison Mission Energy, 7.00%, 5/15/17 (c)	8,848
1,430,000	Edison Mission Energy, 7.625%, 5/15/27	1,016
6,760,000	Energy Future Holdings Corp., 10.875%, 11/1/17 (c)	4,732
2,025,000	Intergen NV 144A, 9.00%, 6/30/17 (b)	2,116
2,160,000	Mirant North America LLC., 7.37%, 12/31/13	2,138
3,635,000	NRG Energy Inc., 7.375%, 2/1/16	3,621
3,315,000	NRG Energy Inc., 8.50%, 6/15/19	3,373
1,440,000	NV Energy Inc., 8.625%, 3/15/14	1,481
1,580,000	RRI Energy Inc., 6.75%, 12/15/14 (c)	1,616

		38,619

Total Bonds (Cost - $612,453)		646,887

Investment Company (Cost - $110,532) (16%)
110,531,947	Paydenfunds Cash Reserves Money Market Fund *	110,532

Total (Cost - $722,985) (a) (112%)		757,419
Liabilities in excess of Other Assets (12%)		(81,577)

Net Assets (100%)		$675,842

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$39,118
Unrealized depreciation	(4,684)

Net unrealized appreciation	$34,434

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Payden Mutual Funds

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $84,695 and the total market value of the collateral held by the fund is $88,588

(d)	Par in local currency.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

			Contract	Unrealized
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Liability:
11/9/2009	Euro (Sell 353)	1.4752	$521	$(6)

See notes to financial statements.

Annual Report

Payden Tax Exempt Bond Fund

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	26%
AA	42%
A	21%
BBB	11%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
General Obligation (25%)
600,000	California State, 5.50%, 8/1/21	$629
10,000	Dallas TX, 5.00%, 2/15/18	10
295,000	Georgia State, 5.00%, 3/1/13	330
500,000	Huntsville AL, 3.25%, 9/1/14	532
500,000	Lower Merion, PA School District, 5.00%, 9/1/25	546
250,000	Maryland State, 5.00%, 2/15/18	278
265,000	Newport News VA, 2.50%, 9/1/14	271
680,000	North Orange County, CA Community College District, 0.00%, 8/1/25 (b) FGIC	294
440,000	Ohio State, 5.00%, 5/1/15	495
400,000	Oregon State, 0.20%, 12/1/41	400
5,000	Prince George’s County, MD, 5.50%, 5/15/13 (b) FSA	6
300,000	San Diego, CA Unified School District, 5.25%, 7/1/27 (b) FSA	331
200,000	San Francisco CA, Bay Area Transit Financing Authority, 5.00%, 8/1/26	214
125,000	Texas State, 5.375%, 10/1/13	139
490,000	Washington State, 5.00%, 8/1/22	540
350,000	Wisconsin State, 5.00%, 5/1/19 (b) AMBAC	396

		5,411

Revenue (73%)
Airport/Port (6%)
330,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	365
400,000	Metropolitan Washington Airports Authority, 5.375%, 10/1/14 (b) FSA	424
600,000	Valdez, Alaska Marine Term, 0.17%, 12/1/33	600

		1,389

Electric & Gas (3%)
300,000	Intermountain Power Agency UT, 5.00%, 7/1/17 (b) AMBAC	332
300,000	Vernon CA, Electric Systems, 5.00%, 8/1/11	316

		648

Healthcare (3%)
150,000	Allegheny County PA, Hospital Development Authority, 5.00%, 6/15/12	160
400,000	Multnomah County, OR Hospital Facilities Authority, 5.25%, 10/1/13	445

		605

Industrial Development/Pollution Control (5%)
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	415
600,000	Oconee County, SC Pollution Control, 3.60%, 2/1/17	621

		1,036

Lease (9%)
500,000	California State Public Works Board, 5.25%, 6/1/13	534
530,000	Lancaster, SC Educational Assistance Program Inc., 5.25%, 12/1/17	594
300,000	Laurens County, S C School District, 5.25%, 12/1/22	297
400,000	New York State Urban Development Corp., 5.25%, 1/1/23	428
200,000	Oregon Department of Administrative Services, 5.00%, 11/1/15	224

		2,077

Miscellaneous (7%)
200,000	Citizens Property Insurance Corp. FL, 5.00%, 6/1/12	208
500,000	Lower Colorado River Authority, TX, 5.00%, 5/15/13 (b) MBIA	544
400,000	Maine Municipal Bond Bank, 5.125%, 11/1/23	449
300,000	New Mexico Educational Assistance Foundation, 4.00%, 9/1/17	311

		1,512

Pollution Control (2%)
400,000	Gulf Coast Waste Disposal Authority, TX, 2.30%, 1/1/42	401

Pre-Refunded (7%)
100,000	Connecticut State, 5.125%, 11/15/13	109
400,000	Florida State Board of Education, 5.75%, 6/1/12	417
5,000	Georgia State, 5.00%, 3/1/13	6
400,000	Glendale, AZ, 5.30%, 7/1/12	413
300,000	Mesa, AZ Utility Systems, 5.25%, 7/1/17 (b) FGIC	329
200,000	Missouri Highway & Transportation Commission, 4.50%, 2/1/18	216

		1,490

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Recreational (2%)
500,000	Garden State Preservation Trust, 5.80%, 11/1/21 (b) FSA	$569

Resource Recovery (1%)
200,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	203

Revenue Notes (5%)
500,000	New Jersey Environmental Infrastructure Trust, 5.25%, 9/1/21	594
500,000	Tarrant County TX, 5.25%, 7/15/18	575

		1,169

Sales Tax (1%)
150,000	Puerto Rico Sales Tax Financing Corp., 5.00%, 8/1/39	155

Tax-Backed (2%)
240,000	California State, 5.00%, 7/1/23	254
200,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (b) FGIC	203

		457

Transportation (4%)
250,000	Kentucky Asset/Liability Commission, 5.25%, 9/1/18	281
100,000	North TX Thruway Authority, 5.00%, 1/1/38	100
300,000	North TX Thruway Authority, 6.25%, 1/1/39	317
100,000	Texas State Transportation Commission, 5.00%, 4/1/18	112

		810

University (2%)
300,000	Massachusetts Health & Educational Facilities Authority, 5.25%, 7/1/15	347
195,000	Richmond County, GA Development Authority, 5.00%, 2/1/11	200

		547

Water & Sewer (14%)
200,000	California State Department of Water Resources, 5.00%, 12/1/16 (b) MBIA	222
250,000	Honolulu HI, City & County Board of Water Supply, 5.25%, 7/1/31 (b) FSA	269
500,000	Irvine, CA Improvement Bond Act, 0.17%, 10/1/41	500
200,000	Los Angeles CA, Department of Water & Power, 5.00%, 7/1/44 (b) AMBAC	203
300,000	Ohio Water Development Authority, 5.00%, 6/1/13	334
430,000	San Antonio TX, 5.00%, 5/15/26 (b) MBIA	449
400,000	Texas Water Development Board, 0.26%, 7/15/19	400
400,000	Texas Water Development Board, 4.00%, 7/15/18	429
205,000	Virginia State Resources Auth., 5.00%, 11/1/11	220

		3,026

Total Bonds (Cost - $21,051)		21,505

Investment Company (Cost - $116) (1%)
115,947	Dreyfus Tax Exempt Cash Management Fund	116

Total (Cost - $21,167) (a) (99%)		21,621
Other Assets, net of Liabilities (1%)		274

Net Assets (100%)		$21,895

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$514
Unrealized depreciation	(60)

Net unrealized appreciation	$454

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

AMBAC - American Municipal Bond Assurance Co.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance
MBIA - Municipal Bond Insurance Association

See notes to financial statements.

Annual Report

Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	3%
AA	51%
A	22%
BBB	24%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
General Obligation (28%)
600,000	California State, 5.00%, 2/1/23 (b) FGIC	$600
650,000	California State, 5.00%, 2/1/32	614
1,000,000	California State, 5.00%, 3/1/17 (b) MBIA	1,050
830,000	California State, 5.00%, 6/1/14	901
1,000,000	California State, 5.00%, 6/1/32	938
585,000	Coast Community College District CA, 5.00%, 8/1/23 (b) FSA	617
1,000,000	Los Angeles, CA Unified School District, 6.00%, 7/1/14 (b) FGIC	1,155
250,000	Los Angeles, City of CA, 5.25%, 9/1/13 (b) FGIC	281
220,000	Los Gatos-Saratoga Joint High School District, 5.25%, 12/1/13 (b) FSA	252
1,000,000	Newport Mesa, CA School District, 5.00%, 8/1/15 (b) MBIA	1,055
1,320,000	North Orange County, CA Community College District, 0.00%, 8/1/25 (b) FGIC	571
500,000	Puerto Rico Commonwealth Infrastructure Financing Authority, 5.50%, 10/1/34	528
450,000	San Carlos CA, Elementary School District, 0.00%, 10/1/18 (b) MBIA	290
800,000	San Francisco CA, Bay Area Transit Financing Authority, 5.00%, 8/1/26	857
1,000,000	San Jose, CA Unified School District, 5.00%, 8/1/32	1,028
400,000	Santa Clara County CA, 5.00%, 8/1/23	434
1,300,000	Santa Monica CA, Community College District, 0.00%, 8/1/12 (b) FGIC	1,223

		12,394

Revenue (70%)
Airport/Port (7%)
745,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	825
1,000,000	San Diego, CA Port District, 5.00%, 9/1/13 (b) MBIA	1,055
840,000	San Francisco, CA City & County Airports Commission, 2.25%, 5/1/29	839
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/21	357

		3,076

Electric & Gas (5%)
430,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/13	461
1,000,000	California State Department of Water Resources, 5.25%, 5/1/12 (b) FSA	1,089
600,000	Los Angeles, CA Water & Power, 5.00%, 7/1/13 (b) MBIA	665
100,000	Vernon CA, Electric Systems, 5.00%, 8/1/11	104

		2,319

Healthcare (2%)
700,000	Newport Beach, CA Hoag Memorial Hosp., 5.00%, 12/1/38	751

Industrial Development/Pollution Control (2%)
550,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/19	567
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	450

		1,017

Lease (12%)
300,000	California State Public Works Board, 5.25%, 6/1/13	320
1,000,000	California State Public Works Board, 5.50%, 6/1/15	1,050
900,000	California State, 5.45%, 4/1/15	925
1,130,000	Orange County CA, 5.00%, 6/1/14 (b) MBIA	1,261
500,000	San Diego County, CA, 5.00%, 10/1/24	530
1,000,000	Santa Clara County, CA Financing Auth., 5.00%, 11/15/14	1,125

		5,211

Miscellaneous (3%)
750,000	California Infrastructure & Economic Development Bank, 5.25%, 10/1/12 (b) AMBAC	830
500,000	Citizens Property Insurance Corp. FL, 5.00%, 6/1/12	519

		1,349

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Pre-Refunded (5%)
450,000	California Infrastructure & Economic Development Bank, 5.25%, 7/1/21 (b) FSA	$512
1,200,000	California State Department of Water Resources, 5.375%, 5/1/22	1,341
310,000	Cerritos CA, Community College District, 5.00%, 8/1/25 (b) MBIA	353

		2,206

Resource Recovery (1%)
500,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	507

Sales Tax (2%)
400,000	Los Angeles County, CA Metropolitan Transportation Authority, 5.00%, 7/1/19	425
400,000	Puerto Rico Sales Tax Financing Corp., 5.00%, 8/1/39	415

		840

Tax Allocation (1%)
195,000	Contra Costa County, CA Public Financing Authority, 5.125%, 8/1/11	200
110,000	San Dimas, CA Redevelopment Agency Tax Allocation, 6.75%, 9/1/16 (b) FSA	110

		310

Tax-Backed (4%)
1,100,000	California State, 5.25%, 7/1/12	1,198
500,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (b) FGIC	509

		1,707

Transportation (5%)
1,000,000	Bay Area Infrastructure Financing Auth. CA, 5.00%, 8/1/17	1,023
1,000,000	Puerto Rico Highway & Transportation Authority, 5.50%, 7/1/15 (b) FSA	1,092

		2,115

University (4%)
200,000	California Educational Facilities Authority, 5.70%, 10/1/11 (b) MBIA	217
500,000	California State University, 5.00%, 11/1/13 (b) AMBAC	555
1,200,000	University of CA, 5.00%, 5/15/22	1,288

		2,060

Water & Sewer (17%)
200,000	Brentwood CA, Infrastructure Financing Authority, 5.50%, 7/1/20	225
745,000	Central Marin Sanitation Agency, CA, 5.00%, 9/1/18 (b) MBIA	797
1,000,000	East Bay, CA Municipal Utility District, 5.00%, 6/1/24 (b) AMBAC	1,084
400,000	Irvine, CA Improvement Bond Act, 0.17%, 10/1/41	401
500,000	Los Angeles CA, Department of Water & Power, 5.00%, 7/1/13 (b) AMBAC	558
1,000,000	Los Angeles CA, Department of Water & Power, 5.00%, 7/1/44 (b) AMBAC	1,016
225,000	Los Angeles County, CA Sanitation District, 5.00%, 10/1/13 (b) FSA	252
500,000	Metropolitan Water District of Southern CA, 0.23%, 7/1/27	500
500,000	Metropolitan Water District of Southern CA, 5.00%, 7/1/17	568
1,000,000	Sacramento, CA Regional County Sanitation District, 6.00%, 12/1/15	1,052
550,000	San Diego County, CA Water Authority, 5.00%, 5/1/21 (b) FSA	591
500,000	Santa Clara Valley Water District, CA 5.00%, 6/1/15 (b) FSA	566

		7,610

Total Bonds (Cost - $42,282)		43,472

Investment Company (Cost - $1,323) (3%)
1,322,545	Dreyfus General CA Municipal Money Market Fund	1,323

Total (Cost - $43,605) (a) (101%)		44,795
Liabilities in excess of Other Assets (−1%)		(539)

Net Assets (100%)		$44,256

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,388
Unrealized depreciation	(198)

Net unrealized appreciation	$1,190

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

AMBAC - American Municipal Bond Assurance Co.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance
MBIA - Municipal Bond Insurance Association

See notes to financial statements.

Annual Report

Payden Global Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	43%
AA	13%
A	20%
BBB	16%
BB or below	8%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (94%)
Australia (USD) (1%)
200,000	Australia & New Zealand Banking Group Ltd. 144A, 1.07%, 8/4/11 (b)	$200
250,000	BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	267
280,000	Commonwealth Bank of Australia 144A, 3.75%, 10/15/14 (b)	283
100,000	Macquarie Group Ltd. 144A, 7.30%, 8/1/14 (b)	109

		859

Bermuda (USD) (1%)
270,000	Ingersoll-Rand Global Holding Co Ltd., 1.95%, 8/13/10	269
250,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	278

		547

Brazil (USD) (1%)
440,000	Republic of Brazil, 10.25%, 6/17/13 (c)	544
Canada (EUR) (1%)
250,000	Toronto-Dominion Bank, 1.58%, 9/10/10	368
Canada (GBP) (1%)
150,000	Daimler Canada Finance Inc., 5.75%, 8/10/11	256
Canada (USD) (1%)
195,000	Bombardier Inc. 144A, 6.75%, 5/1/12 (b)	200
400,000	Province of Ontario, 3.125%, 9/8/10	409
200,000	Royal Bank of Canada, 5.65%, 7/20/11 (c)	215

		824

Cayman Islands (USD) (1%)
300,000	ADCB Finance (Cayman) Ltd. 144A, 4.75%, 10/8/14 (b)	300
Chile (USD) (0%)
250,000	Republic of Chile, 5.50%, 1/15/13	282
Colombia (USD) (1%)
680,000	Republic of Colombia, 10.00%, 1/23/12 (c)	789
Croatia (USD) (0%)
240,000	Croatia Government International Bond, 1.75%, 7/30/10	238
France (EUR) (1%)
250,000	Schneider Electric SA, 0.94%, 7/18/11	366
France (GBP) (1%)
200,000	France Telecom SA, 7.50%, 3/14/11	353
France (USD) (1%)
200,000	BNP Paribas, 1.29%, 6/11/12	202
400,000	Dexia Credit Local 144A, 0.93%, 9/23/11 (b)	404

		606

Germany (USD) (2%)
200,000	Deutsche Bank AG London, 3.875%, 8/18/14	203
800,000	Federal Republic of Germany 144A, 1.50%, 9/21/12 (b)	796

		999

Indonesia (USD) (1%)
250,000	Republic of Indonesia, 10.375%, 5/4/14 (e)	300
Italy (EUR) (1%)
400,000	Atlantia SPA, 1.247%, 6/9/11 (e)	585
Japan (USD) (0%)
200,000	Japan Finance Corp., 2.00%, 6/24/11	203
Luxembourg (EUR) (1%)
300,000	John Deere Bank SA, 6.00%, 6/23/11	467
Luxembourg (USD) (0%)
100,000	Procter & Gamble International Funding, 1.35%, 8/26/11	101
Mexico (USD) (1%)
550,000	Petroleos Mexicanos 144A, 4.875%, 3/15/15 (b)(c)	545
250,000	United Mexican States, 6.375%, 1/16/13	275

		820

Netherlands (EUR) (1%)
500,000	Nederlandse Waterschapsbank NV, 4.625%, 7/25/11	775
Netherlands (GBP) (1%)
250,000	RWE Finance BV, 4.625%, 8/17/10	422
Netherlands (USD) (1%)
300,000	Deutsche Telekom International Finance BV, 8.50%, 6/15/10	313
250,000	ING Bank NV 144A, 2.625%, 2/9/12 (b)	257
100,000	LeasePlan Corp. NV 144A, 3.00%, 5/7/12 (b)	103

		673

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Norway (USD) (0%)
200,000	StatoilHydro ASA, 2.90%, 10/15/14	$202
Panama (USD) (1%)
710,000	Republic of Panama, 9.375%, 7/23/12	827
Peru (USD) (1%)
720,000	Republic of Peru, 9.125%, 2/21/12	839
Qatar (USD) (1%)
500,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	520
South Africa (USD) (0%)
200,000	Republic of South Africa, 7.375%, 4/25/12	220
Supranational (EUR) (2%)
750,000	European Investment Bank, 4.75%, 4/15/11	1,164
United Kingdom (EGP) (1%)
3,100,000	Barclays Bank PLC 144A, 7.77%, 12/17/09 (b)	561
United Kingdom (EUR) (1%)
550,000	Barclays Bank PLC, 4.25%, 10/27/11	852
United Kingdom (GBP) (4%)
350,000	Alliance & Leicester PLC, 4.75%, 3/1/11	598
200,000	MmO2 PLC, 7.625%, 1/25/12	360
250,000	National Grid PLC, 5.25%, 6/2/11	427
250,000	Thames Water Utilities Finance Ltd., 4.75%, 6/30/10	418
250,000	United Utilities Water PLC, 5.25%, 1/22/10	414

		2,217

United Kingdom (USD) (6%)
500,000	Arkle Master Issuer PLC 144A, 0.82%, 2/17/52 (b)	497
100,000	BP Capital Markets PLC, 3.625%, 5/8/14	104
450,000	BP Capital Markets PLC, 3.875%, 3/10/15	468
275,000	BP Capital Markets PLC, 5.25%, 11/7/13	304
500,000	Gracechurch Mortgage Financing PLC 144A, 0.81%, 11/20/56 (b)	482
750,000	Granite Master Trust PLC, 0.67%, 12/17/54	225
300,000	Nationwide Building Society 144A, 0.62%, 5/17/12 (b)	299
380,000	Royal Bank of Scotland Group PLC 144A, 2.625%, 5/11/12 (b)	389
400,000	Vodafone Group PLC, 4.15%, 6/10/14	414
375,000	Vodafone Group PLC, 7.75%, 2/15/10	382

		3,564

United States (EUR) (0%)
50,000	Pfizer Inc., 3.625%, 6/3/13	76
United States (GBP) (1%)
199,000	JPMorgan Chase & Co., 6.00%, 12/7/09	329
United States (JPY) (1%)
34,000,000	John Hancock Global Funding II, 2.05%, 6/8/10	375
United States (USD) (55%)
290,000	3M Co., 4.50%, 11/1/11	309
180,000	Allstate Corp., 6.20%, 5/16/14	199
220,000	Ally Auto Receivables Trust 144A, 1.32%, 3/15/12 (b)	220
200,000	American Honda Finance Corp. 144A, 2.63%, 6/29/11 (b)	205
750,000	AmeriCredit Prime Automobile Receivables Trust, 1.00%, 11/17/12	750
140,000	Anheuser-Busch InBev Worldwide Inc. 144A, 3.00%, 10/15/12 (b)	141
600,000	AT&T Inc., 4.85%, 2/15/14	641
240,000	Bank of America Auto Trust 144A, 1.16%, 2/15/12 (b)	241
200,000	Bank of America Corp., 6.50%, 8/1/16	214
265,000	Bank of New York Mellon, 4.30%, 5/15/14	280
400,000	Barclays Bank PLC, 1.55%, 7/23/10	400
200,000	BB&T Corp., 3.375%, 9/25/13	202
48,023	BMW Vehicle Lease Trust, 0.79%, 6/15/10	48
590,000	BMW Vehicle Lease Trust, 2.04%, 4/15/11	594
180,000	Boston Scientific Corp., 6.00%, 6/15/11	187
405,000	Bottling Group LLC, 6.95%, 3/15/14	472
200,000	California State, 4.85%, 10/1/14	201
200,000	Caterpillar Financial Services Corp., 5.75%, 2/15/12 (c)	217
350,000	Cisco Systems Inc., 5.25%, 2/22/11	369
250,000	Citigroup Inc., 5.50%, 10/15/14	257
400,000	Citizens Property Insurance Corp. FL, 5.00%, 6/1/12	416
500,000	ConocoPhillips, 4.75%, 2/1/14	537
140,000	DirecTV Holdings LLC 144A, 4.75%, 10/1/14 (b)	143
195,000	Dish DBS Corp., 6.375%, 10/1/11	200
500,000	Dow Chemical Co., 4.85%, 8/15/12	521
195,000	Dynegy Holdings Inc., 6.875%, 4/1/11 (c)	197
200,000	Express Scripts Inc., 5.25%, 6/15/12	213
973,870	FG G13328 30YR, 6.00%, 11/1/22	1,045
886,906	FN 745950 30YR, 6.00%, 11/1/36	943
885,411	FN 995050 30YR, 6.00%, 9/1/37	942
475,000	Ford Credit Auto Lease Trust 144A, 2.60%, 5/15/11 (b)	480
343,688	Ford Credit Auto Owner Trust 144A, 0.35%, 9/15/10 (b)	344
170,000	Ford Credit Auto Owner Trust, 1.21%, 1/15/12	171
1,258,430	G2 4040 30YR, 6.50%, 10/20/37	1,342
670,419	G2 4195 30YR, 6.00%, 7/20/38	714
862,594	G2 4317 30YR, 6.50%, 12/20/38	920
150,000	General Electric Capital Corp., 5.90%, 5/13/14	164
165,000	Georgia-Pacific LLC, 8.125%, 5/15/11	172
1,955,052	GN 672629 30YR, 6.00%, 3/15/38	2,080
1,068,692	GN 697649 30YR, 6.00%, 10/15/38	1,137
100,000	Goldman Sachs Group Inc., 3.625%, 8/1/12	103
201,000	Goldman Sachs Group Inc., 6.00%, 5/1/14	221
1,476,994	GSR Mortgage Loan Trust, 3.93%, 9/25/35	1,322
1,163,560	Harborview Mortgage Loan Trust, 5.31%, 12/19/35	921
200,000	Hewlett-Packard Co., 4.25%, 2/24/12	211
300,000	Honda Auto Receivables Owner Trust, 2.22%, 8/15/11	303
160,000	Hyundai Auto Receivables Trust, 1.11%, 2/15/12	160
250,000	John Deere Capital Corp., 1.05%, 6/10/11	252
390,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	426
250,000	MetLife Global Funding 144A, 1.03%, 6/25/10 (b)	250
300,000	Microsoft Corp., 2.95%, 6/1/14	306
185,000	Mirant Americas Generation LLC, 8.30%, 5/1/11	189
200,000	Morgan Stanley, 2.55%, 5/14/10	202
100,000	Morgan Stanley, 6.00%, 5/13/14	107
50,000	Nalco Co., 7.75%, 11/15/11 (c)	50
210,000	Nissan Auto Lease Trust, 1.22%, 9/15/11	210
310,000	Nissan Auto Lease Trust, 2.01%, 4/15/11	312
200,000	North TX Thruway Authority, 5.00%, 1/1/38	201
500,000	Northern States Power-Minnesota, 8.00%, 8/28/12	581
90,000	Novartis Capital Corp., 4.125%, 2/10/14	95
495,000	Oracle Corp., 5.00%, 1/15/11	519
300,000	Pfizer Inc., 4.45%, 3/15/12	319
100,000	Procter & Gamble Co., 3.50%, 2/15/15	103
85,000	Qwest Capital Funding Inc., 7.25%, 2/15/11	85
185,000	Rock-Tennessee Co., 8.20%, 8/15/11	193
2,000,000	SLM Corp., 0.44%, 7/26/10	1,926
195,000	Sprint Capital Corp., 8.375%, 3/15/12	198
195,000	Steel Dynamics Inc., 7.375%, 11/1/12	197
1,303,451	Thornburg Mortgage Securities Trust, 3.18%, 3/25/44	1,164
200,000	Time Warner Inc., 0.68%, 11/13/09	200
400,000	U.S. Treasury Note, 3.25%, 12/31/09 (d)	402
120,000	Union Pacific Corp., 6.125%, 1/15/12	129
235,000	United Technologies Corp., 7.125%, 11/15/10	250
170,000	US Bancorp, 2.125%, 2/15/13	170
360,000	Verizon Wireless Capital 144A, 3.75%, 5/20/11 (b)	372
100,000	Viacom Inc., 4.375%, 9/15/14	103
250,000	Volkswagen Auto Lease Trust, 2.87%, 7/15/11	253

Annual Report

Payden Global Short Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

1,328,339	WaMu Mortgage Pass Through Certificates, 6.03%, 10/25/36	$1,081
150,000	Wells Fargo & Co., 3.75%, 10/1/14	150

		33,064

Total Bonds (Cost - $56,496)		56,487

Investment Company (Cost - $5,641) (10%)
5,641,293	Paydenfunds Cash Reserves Money Market Fund*	5,641

Total (Cost - $62,137) (a) (104%)		62,128
Liabilities in excess of Other Assets (−4%)		(2,213)

Net Assets (100%)		$59,915

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,424
Unrealized depreciation	(1,433)

Net unrealized depreciation	$(9)

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $1,319 and the total market value of the collateral held by the fund is $1,365.

(d)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Asset:
11/9/2009	Japanese Yen (Sell 34,100)	90.4952	$377	$4
Liabilities:
11/9/2009	British Pound (Sell 2,230)	1.6479	$3,675	$(126)
11/9/2009	Euro (Sell 3,213)	1.4752	4,740	(56)

				$(182)

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

4	U.S. Treasury 2 Year Note Future	Dec-09	$870	$(8)
30	U.S. Treasury 5 Year Note Future	Dec-09	3,494	(63)
2	U.S. Treasury 10 Year Note Future	Dec-09	237	(5)

				$(76)

See notes to financial statements.

Payden Mutual Funds

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Credit Quality - percent of value

AAA	51%
AA	22%
A	18%
BBB	17%
BB or below	12%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (96%)
Australia (EUR) (1%)
240,000	Australia & New Zealand Banking Group, 5.25%, 5/20/13	$383
130,000	BHP Billiton Finance Ltd., 6.375%, 4/4/16	218
175,000	Westpac Banking Corp. 4.25%, 9/22/16	260

		861

Australia (USD) (1%)
235,000	BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	251
240,000	Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	259

		510

Belgium (EUR) (1%)
750,000	Belgium Government Bond, 3.75%, 9/28/15	1,158

Belgium (GBP) (0%)
100,000	Anheuser-Busch InBev NV, 6.50%, 6/23/17	179

Bermuda (USD) (1%)
400,000	Noble Group Ltd. 144A, 6.75%, 1/29/20 (b)	402
450,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	501

		903

Brazil (BRL) (1%)
1,900,000	Nota Do Tesouro Nacional, 10.00%, 1/1/12	1,056

Brazil (USD) (0%)
210,000	Republic of Brazil, 7.875%, 3/7/15	245

Canada (CAD) (2%)
1,490,000	Canadian Government Bond, 2.00%, 12/1/14	1,340
221,000	Canadian Government Bond, 5.00%, 6/1/37	243
268,000	Canadian Government Bond, 5.75%, 6/1/29	306

		1,889

Canada (EUR) (1%)
250,000	Bombardier Inc., 7.25%, 11/15/16 (f)	376
150,000	Toronto-Dominion Bank, 5.375%, 5/14/15	241
250,000	Xstrata Canada Finance Corp., 6.25%, 5/27/15	390

		1,007

Canada (USD) (0%)
235,000	EnCana Holdings Finance Corp., 5.80%, 5/1/14	257

Cayman Islands (EUR) (0%)
130,000	Hutchison Whampoa Finance, 5.875%, 7/8/13	203
130,000	Thames Water Utilities Cayman Finance Ltd., 6.125%, 2/4/13	206

		409

Cayman Islands (USD) (0%)
175,000	Vale Overseas Ltd., 6.87%, 11/21/36	177

Colombia (USD) (1%)
230,000	Ecopetrol SA, 7.625%, 7/23/19	252
220,000	Republic of Colombia, 7.375%, 3/18/19	250

		502

Croatia (USD) (1%)
460,000	Croatia 144A, 6.75%, 11/5/19 (b)	465

France (EUR) (4%)
350,000	BNP Paribas Home Loan Covered Bonds SA, 3.75%, 12/13/11	535
250,000	Casino Guichard Perrachon SA, 5.50%, 1/30/15	388
270,000	Compagnie de Financement Foncier, 5.75%, 10/4/21	453
200,000	Danone Finance SA, 6.375%, 2/4/14	333
290,000	Dexia Municipal Agency, 5.25%, 2/6/17	472
640,000	France Government Bond OAT, 4.75%, 4/25/35	1,026
140,000	France Telecom SA, 7.25%, 1/28/13	234
200,000	Schneider Electric SA, 5.375%, 1/8/15	318
300,000	Veolia Environnement, 4.00%, 2/12/16	443

		4,202

Germany (EUR) (8%)
3,160,000	Bundesobligation, 4.00%, 10/11/13	4,984
470,000	Bundesrepublik Deutschland, 4.00%, 1/4/37	691
200,000	Bundesrepublik Deutschland, 4.25%, 1/4/14	318
300,000	Eurohypo AG 144A, 4.50%, 1/21/13 (b)	471
340,000	HeidelbergCement AG, 7.50%, 10/31/14	494
200,000	Metro AG, 7.625%, 3/5/15	337
310,000	Norddeutsche Landesbank Girozentrale, 4.25%, 3/15/12	480

Annual Report

Payden Global Fixed Income Fund continued

Principal		Value
or Shares	Security Description	(000)

95,000	Volkswagen Financial Services AG, 6.875%, 1/15/14	$158

		7,933

Germany (USD) (0%)
250,000	Morgan Stanley, 9.625%, 3/1/13 (f)	279

Ghana (USD) (1%)
600,000	Republic of Ghana, 8.50%, 10/4/17 (f)	600

Greece (EUR) (1%)
600,000	Hellenic Republic Government Bond, 4.30%, 7/20/17	896

Indonesia (USD) (0%)
180,000	Republic of Indonesia, 11.625%, 3/4/19 (f)	247

Ireland (EUR) (1%)
150,000	Caterpillar International Finance Ltd., 5.125%, 6/4/12	234
350,000	Depfa ACS Bank, 3.50%, 3/16/11	524
180,000	GE Capital European Funding, 5.25%, 5/18/15	281

		1,039

Italy (EUR) (3%)
150,000	Atlantia SPA, 5.625%, 5/6/16	239
600,000	Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	779
1,300,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 8/1/18	2,036

		3,054

Japan (JPY) (13%)
115,000,000	Japan (2 Year Issue), 0.30%, 8/15/11	1,272
555,000,000	Japan-253 (10 Year Issue), 1.60%, 9/20/13	6,389
220,000,000	Japan-283 (10 Year Issue), 1.80%, 9/20/16	2,567
80,000,000	Japan-289 (10 Year Issue), 1.50%, 12/20/17	906
110,000,000	Japan-302 (10 YR Issue), 1.40%, 6/20/19	1,219
100,000,000	Japan-61 (20 Year Issue), 1.00%, 3/20/23	1,002

		13,355

Korea (USD) (1%)
470,000	Export-Import Bank of Korea, 5.875%, 1/14/15	497

Luxembourg (EUR) (1%)
220,000	ArcelorMittal, 9.375%, 6/3/16	388
230,000	Michelin Luxembourg SCS, 8.625%, 4/24/14	395
140,000	Telecom Italia Finance SA, 6.875%, 1/24/13	228
250,000	Wind Acquisition Finance SA, 9.75%, 12/1/15 (f)	400

		1,411

Luxembourg (GBP) (1%)
290,000	Gaz Capital SA, 6.58%, 10/31/13	486

Malaysia (USD) (0%)
250,000	Petronas Capital Ltd., 7.875%, 5/22/22 (f)	304

Mexico (MXN) (1%)
5,650,000	Mexican Fixed Rate Bonds, 10.00%, 12/5/24	494

Netherlands (EUR) (2%)
310,000	Ardagh Glass Finance BV, 8.875%, 7/1/13 (f)	466
130,000	Deutsche Telekom International Finance BV, 8.125%, 5/29/12	217
155,000	E.ON International Finance BV, 5.125%, 5/7/13	245
200,000	RWE Finance BV, 6.625%, 1/31/19	351
250,000	UPC Holding BV, 8.00%, 11/1/16	356

		1,635

Netherlands (GBP) (0%)
155,000	Linde Finance BV, 5.875%, 4/24/23	263

Netherlands (USD) (0%)
200,000	KazMunaiGaz Finance Sub BV, 8.375%, 7/2/13 (f)	214
230,000	Majapahit Holding BV, 8.00%, 8/7/19	236

		450

New Zealand (GBP) (0%)
90,000	Fonterra Cooperative Group Ltd., 4.875%, 4/11/13	145

Panama (USD) (1%)
140,000	Republic of Panama, 8.875%, 9/30/27	177
230,000	Republic of Panama, 9.375%, 4/1/29	314

		491

Peru (EUR) (1%)
700,000	Republic of Peru, 7.50%, 10/14/14	1,150

Philippines (EUR) (1%)
500,000	Republic of Philippines, 6.25%, 3/15/16	752

Philippines (USD) (0%)
370,000	Republic of Philippines, 6.50%, 1/20/20	395

Poland (EUR) (1%)
750,000	Republic of Poland, 3.625%, 2/1/16	1,094

Portugal (EUR) (0%)
200,000	Obrig Do Tes Medio Prazo, 4.45%, 6/15/18	314

Russian (USD) (0%)
225,600	Russian Government International Bond, 7.50%, 3/31/30 (f)	253

South Africa (EUR) (1%)
750,000	Republic of South Africa, 4.50%, 4/5/16	1,106

Spain (EUR) (2%)
400,000	Banco Santander SA, 4.25%, 5/6/13	620
750,000	Bonos y Obligaciones del Estado, 4.10%, 7/30/18	1,150
170,000	Telefonica Emisiones SAU, 4.375%, 2/2/16	259

		2,029

Switzerland (USD) (0%)
240,000	Credit Suisse New York, 6.00%, 2/15/18	253

Turkey (USD) (0%)
220,000	Republic of Turkey, 6.75%, 4/3/18	236

United Kingdom (EGP) (1%)
5,500,000	Barclays Bank PLC 144A, 7.77%, 12/17/09 (b)	995

United Kingdom (EUR) (5%)
60,000	AstraZeneca PLC, 5.125%, 1/15/15	96
205,000	Barclays Bank PLC, 4.50%, 3/4/19	301
100,000	BAT International Finance PLC, 5.875%, 3/12/15	161
260,000	British Telecom PLC, 5.25%, 6/23/14	396
140,000	Centrica PLC, 7.125%, 12/9/13	236
190,000	Diageo Finance PLC, 6.625%, 12/5/14	319
120,000	GlaxoSmithKline Capital PLC, 5.625%, 12/13/17	198
310,000	HSBC Bank PLC, 3.875%, 11/9/11	473
220,000	Imperial Tobacco Finance, 8.375%, 2/17/16	384
100,000	JTI UK Finance PLC, 4.50%, 4/2/14	155
250,000	Lloyds TSB Bank PLC, 6.375%, 6/17/16	405
160,000	National Grid PLC, 4.125%, 3/21/13	242
160,000	Rolls-Royce PLC, 4.50%, 3/16/11	244
185,000	Royal Bank of Scotland Group PLC, 5.25%, 5/15/13	286
150,000	SABMiller PLC, 4.50%, 1/20/15	225
150,000	Standard Chartered Bank, 5.875%, 9/26/17 (f)	236
100,000	Tesco PLC, 5.625%, 9/12/12	159
250,000	Virgin Media Finance PLC, 8.75%, 4/15/14	380
170,000	Vodafone Group PLC, 3.625%, 11/29/12	257

		5,153

United Kingdom (GBP) (3%)
100,000	BSKYB Finance UK PLC, 5.75%, 10/20/17	174
125,000	ENW Capital Finance PLC, 6.75%, 6/20/15	216
220,000	HSBC Bank PLC, 5.375%, 11/4/30	349
150,000	Lloyds TSB Bank PLC, 6.963%, 5/29/20	241
875,000	UK Treasury, 4.25%, 3/7/36	1,462
434,000	United Kingdom Gilt, 5.00%, 3/7/18	800

		3,242

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

United States (EUR) (2%)
150,000	American Honda Finance Corp., 3.75%, 3/16/11	$225
160,000	BMW US Capital LLC, 5.00%, 5/28/15	249
150,000	Daimler Finance North America LLC, 5.00%, 5/23/12	232
130,000	John Deere Capital Corp., 7.50%, 1/24/14	220
150,000	Morgan Stanley, 5.50%, 10/2/17	228
150,000	Pfizer Inc., 4.75%, 6/3/16	235
400,000	Reynolds Group Escrow, 7.75%, 10/15/16 (f)	588

		1,977

United States (GBP) (1%)
200,000	BA Credit Card Trust, 5.45%, 9/17/13	271
270,000	Pemex Project Funding Master Trust, 7.50%, 12/18/13	481

		752

United States (IDR) (0%)
4,000,000,000	JPMorgan Chase Bank NA, 12.80%, 6/17/21	487

United States (USD) (29%)
272,000	Allergan Inc., 5.75%, 4/1/16	291
260,000	AT&T Inc., 6.55%, 2/15/39	282
215,000	AT&T Wireless, 8.125%, 5/1/12	246
196,000	AT&T Wireless, 8.75%, 3/1/31	259
280,000	Bank of America Corp., 7.375%, 5/15/14	314
27,303	Bear Stearns Alt-A Trust, 4.30%, 6/25/34	22
250,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	257
245,000	Caterpillar Financial Services Corp., 4.25%, 2/8/13	256
220,000	Cisco Systems Inc., 5.25%, 2/22/11	232
221,000	Comcast Corp., 6.50%, 1/15/17	241
240,000	ConocoPhillips, 5.20%, 5/15/18	254
235,000	Costco Wholesale Corp., 5.50%, 3/15/17	257
426,000	Cox Communications Inc., 5.45%, 12/15/14	458
235,000	CVS Caremark Corp., 6.60%, 3/15/19	263
376,000	Daimler Finance North America LLC, 5.75%, 9/8/11	398
230,000	Dominion Resources Inc., 6.40%, 6/15/18	257
165,000	Dr. Pepper Snapple Group, 6.82%, 5/1/18	189
230,000	Duke Energy Corp., 6.30%, 2/1/14	255
220,000	Electronic Data Systems LLC, 6.00%, 8/1/13	244
159,000	ERP Operating LP, 5.375%, 8/1/16	158
2,660,301	FG G02252 30YR, 5.50%, 7/1/36	2,807
1,957,708	FHLMC G02385, 6.00%, 11/1/36	2,083
831,451	FN 254766, 5.00%, 6/1/33	867
652,715	FN 725027 30YR, 5.00%, 11/1/33	678
475,000	General Electric Capital Corp., 5.625%, 5/1/18	490
275,000	General Electric Capital Corp., 6.00%, 6/15/12	298
225,000	General Mills Inc., 6.00%, 2/15/12	245
235,000	GlaxoSmithKline Capital Inc., 5.65%, 5/15/18	259
823,159	GN 677105 30YR, 6.00%, 7/15/38	876
1,363,131	GN 698035 30YR, 6.00%, 1/15/39	1,450
3,690,000	GNMA 5.50%, 30YR TBA (c)	3,891
255,000	Goldman Sachs Group Inc., 6.00%, 5/1/14	281
85,086	Greenpoint Mortgage Funding Trust, 0.52%, 6/25/45	22
245,000	HSBC Finance Corp., 5.00%, 6/30/15	255
230,000	IBM Corp., 4.95%, 3/22/11 (d)	242
120,000	IBM Corp., 5.87%, 11/29/32	130
51,848	Indymac Index Mortgage Loan Trust, 3.53%, 10/25/34	44
225,000	JPMorgan Chase & Co., 5.60%, 6/1/11	240
245,000	JPMorgan Chase & Co., 6.30%, 4/23/19	269
235,000	Kellogg Co., 5.125%, 12/3/12	256
210,000	Kroger Co., 7.50%, 1/15/14	243
170,000	Lockheed Martin Corp., 6.15%, 9/1/36	188
235,000	Marathon Oil Corp., 5.90%, 3/15/18	252
110,000	Medco Health Solutions Inc., 7.25%, 8/15/13	123
250,000	Merck & Co. Inc., 5.00%, 6/30/19	267
245,000	MetLife Inc., 6.75%, 6/1/16	274
257,000	MidAmerican Energy Holdings, 6.125%, 4/1/36	275
192,000	News America Inc., 6.40%, 12/15/35	193
240,000	Oracle Corp., 5.75%, 4/15/18	264
283,000	Pacific Gas & Electric Co., 4.80%, 3/1/14	302
240,000	Safeway Inc., 5.00%, 8/15/19	244
205,000	Sempra Energy, 9.80%, 2/15/19	262
203,713	Structured Adjustable Rate Mortgage Loan Trust, 3.23%, 10/25/34	174
245,000	Target Corp., 4.00%, 6/15/13	257
408,272	Thornburg Mortgage Securities Trust, 0.61%, 9/25/44	354
305,000	Time Warner Cable Inc., 5.85%, 5/1/17	321
181,000	Time Warner Cable Inc., 6.55%, 5/1/37	188
230,000	Time Warner Inc., 6.875%, 5/1/12	253
220,000	U.S. Treasury Note, 2.375%, 9/30/14	221
730,000	U.S. Treasury Note, 3.625%, 8/15/19	744
150,000	U.S. Treasury Note, 4.625%, 11/15/16 (e)	165
290,000	U.S. Treasury Note, 5.25%, 11/15/28	330
1,100,000	U.S. Treasury Note, 5.375%, 2/15/31 (d)	1,279
60,000	U.S. Treasury Note, 6.375%, 8/15/27 (e)	77
255,000	Valero Energy Corp., 6.875%, 4/15/12	278
230,000	Verizon Communications Inc., 5.25%, 4/15/13	250
285,000	Verizon Communications Inc., 5.85%, 9/15/35	286
230,000	Wal-Mart Stores Inc., 5.00%, 4/5/12 (d)	249
260,000	Wal-Mart Stores Inc., 5.25%, 9/1/35	259
230,000	Wells Fargo & Co., 5.625%, 12/11/17	239
120,000	XTO Energy Inc., 5.50%, 6/15/18	125

		29,752

Uruguay (USD) (1%)
250,000	Republic of Uruguay, 6.875%, 9/28/25 (d)	260
440,000	Republic of Uruguay, 9.25%, 5/17/17	547

		807

Total Bonds (Cost-$92,342)		98,146

Investment Companies (Cost-$8,154) (8%)
2,863,859	Paydenfunds Cash Reserves Money Market Fund *	2,864
751,004	Paydenfunds High Income Fund *	5,129

		7,993

Total (Cost-100,496) (a) (104%)		106,139
Liabilities in excess of Other Assets (-4%)		(4,136)

Net Assets (100%)		$102,003

*	Affiliated investments

All of the securities, except the Cash Reserves Money Market, and High Income Funds, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$6,499
Unrealized depreciation	(856)

Net unrealized appreciation	$5,643

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delayed delivery basis.

(d)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $1,713 and the total market value of the collateral held by the fund is $1,738.

Annual Report

Payden Global Fixed Income Fund continued

(e)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(f)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
11/9/2009	Euro (Sell 50)	1.4752	$74	$1
11/9/2009	Japanese Yen (Sell
	1,276,600)	90.4952	14,107	131
12/22/2009	Malaysian Ringgit (Buy
	1,548)	3.4174	453	8
11/17/2009	Mexican New Peso (Buy
	3,240)	13.1838	246	5
12/22/2009	Singapore Dollar (Buy 630)	1.3986	450	6
12/22/2009	South Korean Won (Buy
	239,000)	1,175.3666	203	6

				$157

Liabilities:
11/9/2009	British Pound (Sell 3,143)	1.6479	$5,180	$(140)
11/9/2009	Canadian Dollar (Sell
	2,070)	1.0768	1,922	(11)
11/17/2009	Canadian Dollar (Sell 795)	1.0768	738	—
11/9/2009	Euro (Sell 25,691)	1.4752	37,901	(440)
1/19/2010	Euro (Buy 474)	1.4748	699	(8)
1/14/2010	Israeli Shekel (Buy 2,433)	3.7393	651	—
1/19/2010	Japanese Yen (Buy
	128,100)	90.4531	1,416	(1)
12/22/2009	New Taiwan Dollar (Buy
	12,820)	32.5016	394	(5)

				$(605)

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

14	Euro-Bobl Future	Dec-09	$2,388	$(11)
4	U.S. Treasury 5 Year Note Future	Dec-09	466	(8)
22	U.S. Treasury 10 Year Note Future	Dec-09	2,609	(56)
28	U.S. Treasury 20 Year Note Future	Dec-09	3,364	(37)

				$(112)

See notes to financial statements.

Payden Mutual Funds

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	3%
A	8%
BBB	33%
BB	45%
B	9%
CCC	2%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (95%)
Argentina (USD) (5%)
8,090,000	Republic of Argentina, 2.50%, 12/31/38 (c)	$2,892
5,660,000	Republic of Argentina, 7.00%, 10/3/15	4,245
5,425,931	Republic of Argentina, 8.28%, 12/31/33	3,839

		10,976

Brazil (BRL) (4%)
1,640,000	CSN Islands XI Corp. 144A, 6.875%, 9/21/19 (b) (c)	1,607
1,760,000	Embraer Overseas Ltd., 6.375%, 1/15/20	1,676
4,280,000	Nota Do Tesouro Nacional, 10.00%, 1/1/12	2,378
2,850,000	Nota Do Tesouro Nacional, 10.00%, 1/1/17	1,404
1,950,000	Nota Do Tesouro Nacional, 6.00%, 5/15/17	1,996
1,380,000	Vale Overseas Ltd., 8.25%, 1/17/34	1,627

		10,688

Brazil (USD) (6%)
1,630,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	1,716
1,520,000	Globo Comunicacao e Participacoes SA, 7.25%, 4/26/22 (c)(d)	1,581
2,110,000	JBS SA 144A, 10.50%, 8/4/16 (b)	2,221
1,020,000	Petrobras International Finance Co., 7.875%, 3/15/19	1,158
620,000	Republic of Brazil, 12.25%, 3/6/30	1,070
1,980,000	Republic of Brazil, 7.125%, 1/20/37	2,292
880,000	Republic of Brazil, 8.25%, 1/20/34	1,135
850,000	Republic of Brazil, 8.75%, 2/4/25	1,099
900,000	Republic of Brazil, 8.875%, 10/14/19	1,150
1,470,000	Telemar Norte Leste SA 144A, 9.50%, 4/23/19 (b)	1,738

		15,160

Colombia (USD) (3%)
2,100,000	Ecopetrol SA, 7.625%, 7/23/19 (c)	2,300
3,160,000	Republic of Colombia, 7.375%, 9/18/37 (c)	3,516
1,900,000	Republic of Colombia, 8.125%, 5/21/24 (c)	2,260

		8,076

Croatia (USD) (1%)
2,220,000	Croatia 144A, 6.75%, 11/5/19 (b)	2,245

Dominican Republic (USD) (1%)
3,257,071	Dominican Republic International Bond, 9.04%, 1/23/18 (d)	3,371

Egypt (EGP) (2%)
22,500,000	Barclays Bank PLC 144A, 0.00%, 12/17/09 (b)	4,072

El Salvador (USD) (1%)
1,200,000	Republic of El Salvador, 7.65%, 6/15/35 (d)	1,206
1,110,000	Republic of El Salvador, 7.75%, 1/24/23 (d)	1,171

		2,377

Ghana (GHC) (1%)
3,300,000	Ghana Government Bond 144A, 14.47%, 12/19/11 (b)	2,061

Ghana (USD) (2%)
3,530,000	Republic of Ghana, 8.50%, 10/4/17 (d)	3,530

Hong Kong (USD) (1%)
1,850,000	Noble Group Ltd. 144A, 6.75%, 1/29/20 (b)	1,859

India (USD) (2%)
2,600,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	2,230
17,600,000,000	JPMorgan Chase Bank NA, 12.80%, 6/17/21	2,145

		4,375

Indonesia (USD) (8%)
2,120,000	Majapahit Holding BV 144A, 8.00%, 8/7/19 (b)	2,173
3,260,000	Republic of Indonesia, 11.625%, 3/4/19 (d)	4,465
4,230,000	Republic of Indonesia, 6.875%, 1/17/18 (d)	4,505
4,120,000	Republic of Indonesia, 7.50%, 1/15/16 (d)	4,462
3,810,000	Republic of Indonesia, 8.50%, 10/12/35 (d)	4,553

		20,158

Kazakhstan (USD) (3%)
3,310,000	KazMunaiGaz Finance Sub. BV 144A, 11.75%, 1/23/15 (b)	3,972
3,570,000	KazMunaiGaz Finance Sub. BV, 9.125%, 7/2/18 (d)	3,972

		7,944

Korea (USD) (1%)
2,830,000	Export-Import Bank of Korea, 5.875%, 1/14/15	2,990

Annual Report

Payden Emerging Markets Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

Lebanon (USD) (2%)
910,000	Lebanese Republic, 8.50%, 1/19/16 (d)	$1,009
890,000	Lebanese Republic, 8.625%, 6/20/13 (d)	994
1,280,000	Lebanon Government International Bond, 8.25%, 4/12/21 (d)	1,418

		3,421

Malaysia (USD) (1%)
930,000	Petronas Capital Ltd. 144A, 5.25%, 8/12/19 (b)	943
1,600,000	Petronas Capital Ltd., 7.875%, 5/22/22 (d)	1,948

		2,891

Mexico (MXN) (2%)
53,930,000	Mexican Fixed Rate Bonds, 10.00%, 12/5/24	4,715

Mexico (USD) (4%)
2,410,000	Grupo Televisa SA, 6.625%, 3/18/25	2,408
1,050,000	Pemex Project Funding Master Trust, 6.625%, 6/15/35	1,027
2,010,000	Petroleos Mexicanos, 8.00%, 5/3/19	2,317
1,040,000	United Mexican States, 5.625%, 1/15/17	1,084
1,090,000	United Mexican States, 6.75%, 9/27/34	1,188
1,010,000	United Mexican States, 7.50%, 4/8/33 (c)	1,187
870,000	United Mexican States, 8.30%, 8/15/31	1,105

		10,316

Panama (USD) (3%)
2,720,000	Republic of Panama, 6.70%, 1/26/36 (c)	2,870
1,740,000	Republic of Panama, 8.875%, 9/30/27	2,201
1,880,000	Republic of Panama, 9.375%, 4/1/29	2,566

		7,637

Peru (USD) (2%)
2,210,000	Republic of Peru, 6.55%, 3/14/37	2,309
2,040,000	Republic of Peru, 7.35%, 7/21/25	2,351
870,000	Republic of Peru, 8.75%, 11/21/33	1,140

		5,800

Philippines (USD) (6%)
3,997,000	Republic of Philippines, 7.75% 1/14/31 (c)	4,527
3,390,000	Republic of Philippines, 8.00%, 1/15/16	3,940
2,740,000	Republic of Philippines, 8.375%, 6/17/19	3,329
2,650,000	Republic of Philippines, 9.875%, 1/15/19 (c)	3,432

		15,228

Poland (USD) (1%)
2,060,000	Republic of Poland, 6.375%, 7/15/19	2,279

Russia (USD) (10%)
2,430,000	Gazprom, 7.288%, 8/16/37 (c)(d)	2,286
2,800,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	2,779
1,030,000	RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	1,151
1,170,000	RSHB Capital SA, 6.299%, 5/15/17 (d)	1,147
1,050,000	RSHB Capital SA, 7.175%, 5/16/13 (d)	1,103
1,560,000	Russian Government International Bond, 11.00%, 7/24/18 (d)	2,211
1,320,000	Russian Government International Bond, 12.75%, 6/24/28 (d)	2,310
7,341,400	Russian Government International Bond, 7.50%, 3/31/30 (d)	8,241
2,150,000	VimpelCom, 9.125%, 4/30/18 (d)	2,263

		23,491

Serbia (USD) (2%)
3,530,000	Republic of Serbia, 3.75%, 11/1/24 (d)	3,495

South Africa (USD) (1%)
1,990,000	Republic of South Africa, 6.875%, 5/27/19	2,231

Turkey (USD) (4%)
2,320,000	Republic of Turkey, 6.75%, 4/3/18	2,485
2,000,000	Republic of Turkey, 7.00%, 6/5/20	2,158
1,060,000	Republic of Turkey, 7.375%, 2/5/25	1,169
1,480,000	Republic of Turkey, 7.50%, 7/14/17	1,659
1,450,000	Republic of Turkey, 8.00%, 2/14/34	1,653

		9,124

Ukraine (USD) (2%)
990,000	Ukraine Government, 6.58%, 11/21/16 (d)	738
450,000	Ukraine Government, 6.75%, 11/14/17 (d)	334
1,780,000	Ukraine Government, 6.875%, 3/4/11 (d)	1,646
2,430,000	Ukraine Government, 7.65%, 6/11/13 (d)	2,187

		4,905

United Arab Emirates (USD) (1%)
1,800,000	ADCB Finance (Cayman) Ltd. 144A, 4.75%, 10/8/14 (b)	1,801
2,600,000	DP World, 6.85%, 7/2/37 (d)	2,301

		4,102

United Kingdom (USD) (1%)
2,250,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b) (c)	2,255

Uruguay (USD) (4%)
1,085,000	Republic of Uruguay, 6.875%, 9/28/25 (c)	1,128
2,590,000	Republic of Uruguay, 7.62%, 3/21/36 (c)	2,804
4,440,000	Republic of Uruguay, 8.00%, 11/18/22	5,039

		8,971

Venezuela (USD) (8%)
1,570,000	Republic of Venezuela, 5.75%, 2/26/16 (d)	1,064
5,650,000	Republic of Venezuela, 6.00%, 12/9/20 (d)	3,263
4,080,000	Republic of Venezuela, 7.00%, 3/31/38	2,285
5,620,000	Republic of Venezuela, 7.65%, 4/21/25 (d)	3,442
4,730,000	Republic of Venezuela, 9.25%, 5/7/28 (d)	3,393
5,855,000	Republic of Venezuela, 9.25%, 9/15/27	4,683

		18,130

Total Bonds (Cost-$215,008)		228,873

Investment Company (Cost-$27,841) (11%)
27,841,520	Paydenfunds Cash Reserves Money Market Fund *	27,841

Total (Cost-$242,849) (a) (106%)		256,714
Liabilities in excess of Other Assets (-6%)		(15,215)

Net Assets (100%)		$241,499

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$14,265
Unrealized depreciation	(400)

Net unrealized appreciation	$13,865

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $14,129 and the total market value of the collateral held by the fund is $14,848.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Payden Mutual Funds

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
1/20/2010	Euro (Sell 1,551)	1.4748	$2,287	$20
4/6/2010	Euro (Sell 147)	1.4741	217	1
1/7/2010	Indian Rupee (Buy
	101,670)	46.9830	2,164	26
4/6/2010	Russian Ruble (Buy
	140,850)	30.0402	4,689	161
12/15/2009	Singapore Dollar (Buy
	3,365)	1.3986	2,406	30
12/22/2009	South Korean Won (Buy
	2,850,000)	1,175.3666	2,425	39
7/28/2010	Zambian Kwacha (Buy
	11,120,000)	5,007.5366	2,221	27

				$304

Liabilities:
11/16/2009	Brazilian Real (Sell 2,220)	1.7519	$1,267	$(36)
4/6/2009	Euro (Sell 1,317)	1.4741	1,941	(17)
1/13/2010	Israeli Shekel (Buy 8,269)	3.7393	2,211	—
1/20/2010	Japanese Yen (Sell 443,300)	90.4525	4,901	(24)
12/15/2009	New Taiwan Dollar (Buy
	78,130)	32.5037	2,404	(17)
1/20/2010	Poland Zloty (Buy 6,500)	2.8985	2,243	(41)

				$(135)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

38	U.S. Treasury 2 Year Note Future	Dec-09	$8,269	$73
89	U.S. Treasury 5 Year Note Future	Dec-09	10,364	94
75	U.S. Treasury 10 Year Note Future	Dec-09	8,896	(105)
17	U.S. Treasury 20 Year Note Future	Dec-09	2,043	7

				$69

Open Swap Contracts (000s)

	Fund				Unrealized
	Receives	Expiration		Notional	Appreciation
Contract Type	(Pays)	Date		Principal	(Depreciation)

Assets:
Israel Interest Rate Swap	5.55%	Aug-19	ILS	10,600	$77
Mexico Interest Rate Swap	6.13%	Sep-11	MXN	133,200	4

					$81

Liability:
Israel Interest Rate Swap	(2.83)%	Aug-11	ILS	46,800	$(98)

See notes to financial statements.

Annual Report

Payden Value Leaders Fund

The Fund seeks growth of capital and some current income by generally investing in large cap value stocks with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Energy	20%
Financial	16%
Industrial	10%
Healthcare	10%
Consumer Discretionary	6%
Other	38%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Common Stocks (88%)
Consumer Discretionary (6%)
19,700	Comcast Corp.	$286
9,200	Home Depot, Inc.	231
6,400	Liberty Media Corp. - Entertainment (b)	197
8,600	Lowe’s Cos, Inc.	168
20,000	News Corp.	230
14,100	The Walt Disney Co.	386
9,900	Time Warner Inc.	298

		1,796

Consumer Staples (6%)
5,500	BJ’s Wholesale Club, Inc. (b)	193
3,600	Coca-Cola Co.	192
7,700	CVS Caremark Corp.	272
6,500	Dr. Pepper Snapple Group, Inc. (b)	177
10,100	Kraft Foods Inc.	278
3,700	Molson Coors Brewing Co.	181
5,800	Procter & Gamble Co.	336

		1,629

Energy (20%)
4,000	Anadarko Petroleum Corp.	244
2,900	Apache Corp.	273
11,300	Chevron Corp.	865
9,900	ConocoPhillips	497
3,800	Devon Energy Corp.	246
2,400	EOG Resources, Inc.	196
16,700	Exxon Mobil Corp.	1,197
8,100	Halliburton Co.	237
3,400	Hess Corp.	186
6,600	Marathon Oil Corp.	211
4,400	National Oilwell Varco Inc. (b)	180
5,300	Occidental Petroleum Corp.	402
4,700	Schlumberger Ltd.	292
7,200	Sunoco Inc.	222
10,100	Valero Energy Corp.	183
5,200	XTO Energy, Inc.	216

		5,647

Financial (16%)
6,400	Allstate Corp.	189
6,700	American Express Co.	233
44,100	Bank of America Corp.	643
5,900	Bank of New York Mellon Corp.	157
700	CME Group, Inc.	212
3,000	Goldman Sachs Group, Inc.	511
20,700	JPMorgan Chase & Co.	865
5,600	MetLife, Inc.	191
7,900	Morgan Stanley	254
3,700	The Chubb Corp.	180
4,500	The Travelers Companies, Inc.	224
12,700	US Bancorp	295
23,200	Wells Fargo & Co.	638

		4,592

Healthcare (10%)
5,800	Cardinal Health, Inc.	164
2,900	CareFusion Corp. (b)	65
4,600	Eli Lilly & Co.	156
3,200	Johnson & Johnson	189
3,500	McKesson Corp.	206
11,100	Merck & Co. Inc.	343
44,604	Pfizer, Inc.	760
4,200	Thermo Fisher Scientific, Inc. (b)	189
9,600	UnitedHealth Group Inc.	249
4,200	WellPoint Inc. (b)	196
3,500	Zimmer Holdings, Inc. (b)	184

		2,701

Industrial (10%)
2,500	Burlington Northern Santa Fe Corp.	188
4,300	Caterpillar Inc.	237
4,200	CSX Corp.	177
4,200	Deere & Co.	191
2,800	FedEx Corp.	204
3,400	General Dynamics Corp.	213
59,200	General Electric Co.	844
5,000	Illinois Tool Works Inc.	230
2,500	L-3 Communications Holdings, Inc.	181
3,700	Norfolk Southern Corp.	172
3,700	Northrop Grumman Corp.	185
2,600	Union Pacific Corp.	143

		2,965

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Materials (3%)
10,100	Dow Chemical Co.	$237
5,900	E.I. Du Pont de Nemours & Co.	188
4,500	Nucor Corp.	179
3,200	PPG Industries, Inc.	181

		785

Technology (6%)
15,400	Applied Materials Inc.	188
9,400	eBay Inc. (b)	209
17,200	EMC Corp.	283
4,900	Hewlett-Packard Co.	233
9,900	Ingram Micro, Inc. (b)	175
15,400	Intel Corp.	294
25,500	Motorola, Inc. (b)	219

		1,601

Telecommunications (5%)
33,500	AT&T Inc.	860
5,700	CenturyTel, Inc.	185
29,700	Sprint Nextel Corp. (b)	88
14,200	Verizon Communications Inc.	420

		1,553

Utilities (6%)
5,700	American Electric Power Co., Inc.	172
5,900	Dominion Resources, Inc.	201
10,500	Duke Energy Corp.	166
2,500	Entergy Corp.	192
5,000	Exelon Corp.	235
4,200	FirstEnergy Corp.	182
3,600	FPL Group, Inc.	177
5,600	Public Service Enterprise Group Inc.	167
4,300	Southern Co.	134

		1,626

Total Common Stocks (Cost - $27,701)		24,895

Exchange Traded Funds (Cost - $2,506) (10%)
52,000	iShares Russell 1000 Value Index Fund	2,793

Investment Company (Cost - $675) (2%)
675,120	Paydenfunds Cash Reserves Money Market Fund *	675

Total (Cost-$30,882) (a) (100%)		28,363
Other Assets, net of Liabilities (0%)		—

Net Assets (100%)		$28,363

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$2,106
Unrealized depreciation	(4,625)

Net unrealized depreciation	$(2,519)

(b)	Non-income producing security.

See notes to financial statements.

Annual Report

Payden U.S. Growth Leaders Fund

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Technology	33%
Consumer Staples	15%
Healthcare	14%
Consumer Discretionary	10%
Energy	7%
Other	21%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Common Stocks (96%)
Consumer Discretionary (11%)
33,900	CarMax Inc. (b)	$667
20,600	Coach Inc.	679
29,300	Dollar Tree, Inc. (b)	1,322
44,400	Leggett & Platt, Inc.	858
46,600	Macy’s, Inc.	819
5,900	Priceline.Com Inc. (b)	931
28,600	Ross Stores, Inc.	1,259
35,300	Williams-Sonoma, Inc.	663

		7,198

Consumer Staples (15%)
53,900	Altria Group, Inc.	976
30,300	Coca-Cola Co.	1,615
16,900	Costco Wholesale Corp.	961
20,200	General Mills, Inc.	1,332
25,000	Mead Johnson Nutrition Co.	1,051
14,300	PepsiCo, Inc.	866
47,900	Philip Morris International Inc.	2,269
19,400	Wal-Mart Stores, Inc.	964

		10,034

Energy (8%)
13,900	Anadarko Petroleum Corp.	847
10,000	Exxon Mobil Corp.	717
17,200	Occidental Petroleum Corp.	1,305
18,000	Petroleo Brasileiro S.A. (b)	832
22,300	Schlumberger Ltd.	1,387

		5,088

Financial (3%)
4,700	BlackRock, Inc. (c)	1,018
3,000	Goldman Sachs Group, Inc.	511
15,500	JPMorgan Chase & Co.	647

		2,176

Healthcare (14%)
18,800	Alcon, Inc.	2,684
21,300	Celgene Corp. (b)	1,087
16,700	Express Scripts, Inc. (b)	1,335
21,700	Gilead Sciences Inc. (b)	923
11,200	Johnson & Johnson	661
25,200	MEDNAX, Inc. (b)	1,308
22,000	Thermo Fisher Scientific, Inc. (b)	990
18,500	Watson Pharmaceuticals, Inc. (b)	637

		9,625

Industrial (7%)
56,900	BE Aerospace Inc. (b)	1,009
19,800	Caterpillar Inc.	1,090
14,900	Cummins Inc.	642
10,700	Danaher Corp.	730
13,400	FedEx Corp.	974

		4,445

Materials (1%)
9,500	Barrick Gold Corp.	341
9,300	Freeport-McMoRan Copper & Gold, Inc.	682

		1,023

Technology (34%)
18,900	Amphenol Corp. - CL A	759
13,700	Apple Inc. (b)	2,582
78,700	Cisco Systems Inc. (b)	1,798
39,500	Cognizant Technology Solutions Corp. (b)	1,527
36,200	eBay Inc. (b)	806
5,000	Google Inc. (b)	2,681
31,800	Hewlett-Packard Co.	1,509
33,400	Intel Corp.	638
17,000	International Business Machines Corp.	2,050
118,300	Microsoft Corp.	3,280
31,300	NetApp, Inc. (b)	847
49,000	Oracle Corp.	1,034
15,600	QUALCOMM, Inc.	646
10,000	Research In Motion Ltd. (b)	587
77,200	Seagate Technology (b)	1,077
9,600	Visa Inc.	727

		22,548

Telecommunications (1%)
24,800	AT&T Inc.	637

Utilities (2%)
94,300	AES Corp. (b)	1,233

Total Common Stocks (Cost - $56,998)		64,007

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Exchange Traded Funds (Cost - $1,346) (2%)
31,900	iShares Dow Jones U.S. Real Estate Index Fund (c)	$1,293

Investment Company (Cost - $3,334) (5%)
3,333,955	Paydenfunds Cash Reserves Money Market Fund *	3,334

Total (Cost - $61,678) (a) (103%)		68,634
Liabilities in excess of Other Assets (-3%)		(2,125)

Net Assets (100%)		$66,509

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$7,685
Unrealized depreciation	(729)

Net unrealized appreciation	$6,956

(b)	Non-income producing security.

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $2,260 and the total market value of the collateral held by the fund is $2,373.

See notes to financial statements.

Annual Report

Payden Global Equity Fund

The fund seeks long-term capital appreciation by generally investing in large cap stocks and stock index futures of companies throughout the world and may also hold up to 30% in short sale positions.

Geographic Equity Exposure - percent of value

United States	33%
Europe	24%
United Kingdom	11%
Australia	7%
Japan	3%
Other	22%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Bonds (40%)
Asset Backed (0%)
30,015	BMW Vehicle Lease Trust, 0.79%, 6/15/10	$30
21,142	Nissan Auto Lease Trust, 1.04%, 6/15/10	21

		51

U.S. Government Agency (15%)
100,000	FHLB Disc Note, 0.30%, 11/13/09 (b)	100
375,000	FHLMC Disc Note, 0.32%, 12/7/09 (b)(e)	375
1,100,000	FNMA Disc Note, 0.31%, 11/6/09 (b)(e)	1,100

		1,575

Foreign Government (25%)
400,000	Dutch Treasury Certificate, 0.00%, 11/13/09 (d)	590
700,000	French Treasury Bill, 0.00%, 2/11/10 (d)	1,032
700,000	German Treasury Bill, 0.00%, 1/13/10 (d)	1,032

		2,654

Total Bonds (Cost - $4,184)		4,280

Exchange Traded Funds (Cost - $4,326) (43%)
27,700	DnB NOR OBX (d)	144
50,400	iShares MSCI Emerging Market Index Fund	1,894
12,800	iShares MSCI Germany Index Fund (c)	270
7,500	iShares MSCI Hong Kong Index Fund	116
3,900	iShares MSCI Italy Index Fund	75
5,600	iShares MSCI Singapore Index Fund	59
9,300	iShares MSCI Spain Index Fund	451
6,400	iShares MSCI Switzerland Index Fund	137
5,700	Materials Select Sector SPDR Fund	167
33,800	PowerShares QQQ (c)	1,384

		4,697

Investment Company (Cost - $3,512) (32%)
3,512,433	Paydenfunds Cash Reserves Money Market Fund *	3,512

Total (Cost - $12,022) (a) (115%)		12,489
Liabilities in excess of Other Assets (-15%)		(1,636)

Net Assets (100%)		$10,853

*	Affiliated investment

All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$508
Unrealized depreciation	(41)

Net unrealized appreciation	$467

(b)	Yield to maturity at time of purchase.

(c)	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $1,465 and the total market value of the collateral held by the fund is $1,544

(d)	Par in local currency.

(e)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
11/18/2009	Australian Dollar (Buy 621)	0.9017	$560	$19
11/18/2009	British Pound (Buy 558)	1.6478	920	7
11/18/2009	Euro (Sell 1,216)	1.4752	1,794	1
11/18/2009	Japanese Yen (Buy 66,074)	90.4908	730	5
11/18/2009	Mexican New Peso (Buy 1,181)	13.1855	90	2
11/18/2009	Norwegian Krone (Sell 632)	5.6998	111	3
11/18/2009	Singapore Dollar (Buy 159)	1.3983	114	1
11/18/2009	Swedish Krona (Buy 179)	7.0502	25	—

				$38

Payden Mutual Funds

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Liabilities:
11/18/2009	Australian Dollar (Buy 83)	0.9017	$75	$(2)
11/18/2009	British Pound (Buy 73)	1.6478	120	(1)
11/18/2009	Canadian Dollar (Buy 480)	1.0768	446	(3)
11/18/2009	Danish Krone (Buy 184)	5.0453	36	—
11/18/2009	Euro (Sell 33)	1.4752	49	—
11/18/2009	Japanese Yen (Buy 1,736)	90.4908	19	—
11/18/2009	Mexican New Peso (Buy 286)	13.1855	22	(1)
11/18/2009	Norwegian Krone (Sell 304)	5.6998	53	(1)
11/18/2009	Swedish Krona (Buy 709)	7.0502	101	(3)
11/18/2009	Swiss Franc (Buy 232)	1.0238	227	(3)

				$(14)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

2	Amsterdam Index Future	Nov-09	$178	$(10)
7	Australian SPI 200 Index Future	Dec-09	713	(19)
12	CAC 40 10 Year Euro Future	Nov-09	635	(37)
2	Canadian TSE 60 Index Future	Dec-09	240	(5)
1	DAX Index Future	Dec-09	199	(9)
14	FTSE 100 Index Future	Dec-09	1,154	(5)
1	Nasdaq 100 Future	Dec-09	167	(2)
12	OMXS30 Index Future	Nov-09	161	3
9	Russell 2000 Mini Future	Dec-09	504	(23)
27	S&P 500 E-Mini Future	Dec-09	1,395	(17)
2	S&P/MIB Index Future	Dec-09	324	(24)
4	Topix Index Future	Dec-09	385	1

				$(147)

See notes to financial statements.

Annual Report

Metzler/Payden European Emerging Markets Fund

The Fund seeks long-term capital appreciation by generally investing in equity securities of issuers of any capitalization organized in European emerging markets countries.

Country Holdings - percent of value

Russia	39%
Poland	28%
Czech Republic	13%
Hungary	6%
Romania	3%
Other	11%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2009

Principal		Value
or Shares	Security Description	(000)

Common Stocks (89%)
Consumer Discretionary (2%)
24,000	Magnit OAO	$1,416
163,000	NFI Empik Media & Fashion SA (b)	862
703,500	Olympic Entertainment Group AS	743
900,000	Vistula Group SA (b)	679

		3,700

Consumer Staples (4%)
2,500,000	Albalact SA (b)	315
24,000	AmRest Holdings N.V. (b)	584
377,850	Cherkizovo Group OJSC (b)(c)(d)	3,307
137,777	Eurocash SA	671
1,438	LPP SA (b)	710
15,500	Wimm-Bill-Dann Foods ADR (b)	1,048
75,100	X5 Retail Group NV (b)(c)	1,802

		8,437

Diversified (1%)
350,000	Immoeast AG (b)	1,845

Energy (18%)
400,500	Gazprom OAO (c)	9,672
151,166	LUKOIL, LUK GR, EUR, Frankfurt	8,828
55,500	MOL Hungarian Oil and Gas NyRt. (b)	4,689
257,250	Polski Koncern Naftowy Orlen SA (b)	2,690
956,000	Rosneft Oil Co. (c)	7,313
331,800	Surgutneftegaz	2,940

		36,132

Financial (22%)
575,000	AFI Development PLC (c)	1,296
4,220,555	Banca Transilvania	2,507
99,200	Bank Pekao SA (b)	5,350
38,000	Bank Zachodni WBK SA (b)	2,039
520,000	BRD-Groupe Societe Generale	2,164
25,000	BRE Bank SA (b)	2,336
450,000	Echo Investment SA (b)	646
89,500	Erste Group Bank AG	3,595
168,000	FHB Mortgage Bank PLC (b)	1,112
210,000	Getin Holding S.A. (b)	600
155,400	Globe Trade Centre SA (b)	1,350
23,400	Komercni Banka AS	4,528
200,000	Mirland Development Corp. PLC (b)	545
150,000	OTP Bank PLC (b)	4,281
450,000	PIK Group (b)(c)	1,778
494,937	Powszechna Kasa Oszczednosci Bank Polski SA	5,888
545,000	Sberbank of Russian Federation	1,226
1,000,000	Sistema-Hals GDR (b)(c)	1,650
2,123	Turkiye Is Bankasi	8
200,000	Warimpex Finanz und Beteiligungs AG (b)	672

		43,571

Industrial (11%)
4,399,100	Compa-Sibiu (b)	438
750,000	Impexmetal SA	643
675,000	LSR Group OJSC (b)(c)	5,056
198,650	New World Resources NV (b)	1,819
24,000	PBG SA (b)	1,869
1,550,000	Polimex Mostostal SA	1,998
85,000	Polyus Gold Co.	2,299
235,000	Ramirent Oyj (b)	2,304
1,000,000	Steppe Cement Ltd. (b)	1,009
20,000	Strabag SE	607
101,546	TMK OAO (b)(c)	1,838
3,541,300	Turbomecanica SA	119
66,500	Wienerberger AG (b)	1,197

		21,196

Materials (8%)
140,000	Cherepovets MK Severstal (b)	1,016
46,700	Evraz Group SA (b)(c)	1,139
22,000	Grupa Kety SA (b)	799
725,000	Highland Gold Mining Ltd. (b)	968
79,300	KGHM Polska Miedz SA	2,689
57,500	Mechel-ADR	987
380,100	Mining and Metallurgical Company Norilsk Nickel (b)	5,017
34,400	Novopipetsk Steel OJSC (b)(c)	901
101,000	Petropavlovsk PLC (b)	1,748
65,000	Uralkali (b)(c)	1,470

		16,734

Miscellaneous (0%)
420,000	Bank Millennium SA (b)	691

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Technology (1%)
401,403	M Video (b)(d)	$1,485

Telecommunications (16%)
105,000	AFK Sistema (b)(c)	1,709
309,500	Agora SA (b)	2,032
220,300	Cesky Telecom AS	5,069
388,750	Comstar United Telesystems OJSC (c)	2,018
160,000	Magyar Telekom Telecommunications PLC	695
43,000	Mobile Telesystems OJSC	1,948
138,500	Rambler Media Ltd. (b)	554
949,650	Telekomunikacja Polska SA	5,567
510,000	TVN SA	2,535
595,000	Vimpel-Communications (b)	10,668

		32,795

Utilities (6%)
189,000	CEZ AS	9,165
32,000	NovaTek OAO (c)	1,616
159,870	Transelectrica SA	638

		11,419

Total Common Stocks (Cost-$157,023)		178,005

Investment Company (Cost-$23,287) (11%)
23,287,369	Paydenfunds Cash Reserves Money Market Fund	23,287

Total (Cost-$180,310) (a) (100%)		201,292
Liabilities in excess of Other Assets (-0%)		(311)

Net Assets (100%)		$200,981

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$34,488
Unrealized depreciation	(13,506)

Net unrealized depreciation	$20,982

(b)	Non-income producing security.

(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Security appraised at fair value under procedures established by the Board.

Open Forward Currency Contracts to USD

				Unrealized
			Contract	Appreciation
Delivery		Contract	Value	(Depreciation)
Date	Currency (000s)	Price	(000s)	(000s)

Assets:
11/2/2009	Czech Republic Koruna (Sell 5,491)	17.9634	$306	$9

Liabilities:
11/2/2009	British Pound (Sell 103)	1.6480	$169	$(2)
11/2/2009	Czech Republic Koruna (Buy 118,230)	17.9634	6,582	(188)
11/3/2009	Czech Republic Koruna (Buy 23,155)	17.9638	1,289	(23)
11/2/2009	Euro (Sell 327)	1.4752	483	(1)
11/2/2009	Hungary Forint (Sell 114,779)	185.9203	617	(4)
11/2/2009	Poland Zloty (Sell 4,068)	2.8825	1,411	(13)
11/2/2009	Romanian Leu (Sell 229)	2.9220	78	(1)

				$(232)

See notes to financial statements.

Annual Report

Statements of Assets & Liabilities

October 31, 2009
Numbers in 000s

	Payden	Payden
	Cash Reserves	Limited
	Money Market	Maturity
	Fund	Fund

ASSETS:
Investments, at value*	$842,669	$110,511
Affiliated investments, at value**		3,555
Repurchase agreement, at cost and value	245,000
Foreign cash***
Cash		900
Restricted cash for collateral
Receivable for:
Interest and dividends	1,396	473
Paydowns		72
Investments sold		1
Fund shares sold	488	300
Futures
Swap contracts
Forward currency contracts		11
Receivable from Advisor (Note 3)
Other assets	96	10

Total Assets	1,089,649	115,833

LIABILITIES:
Payable for:
Forward currency contracts		41
Investments purchased		2,982
Fund shares redeemed	1,268	42
Futures
Swaps		52
Distributions payable	53	1
Liability for securities on loan (Note 2)		120
Accrued expenses:
Investment advisory fees (Note 3)	21	20
Administration fees (Note 3)	154	14
Trustee fees and expenses	38	2
Other liabilities	159	89

Total Liabilities	1,693	3,363

NET ASSETS	$1,087,956	$112,470

NET ASSETS:
Paid in capital	$1,088,009	$124,596
Undistributed net investment income (loss)	(53)	22
Undistributed net realized gains (losses) from investments		(10,385)
Net unrealized appreciation (depreciation) from:
Investments		(1,733)
Translation of assets and liabilities in foreign currencies		(30)

NET ASSETS	$1,087,956	$112,470

Outstanding shares of beneficial interest	1,087,953	12,004

NET ASSET VALUE — offering and redemption price per share in whole dollars	$1.00	$9.37

* Investments, at cost	$1,087,669	$112,192
** Affiliated investments, at cost		3,555
*** Foreign cash, at cost

See notes to financial statements.

Payden Mutual Funds

	Payden			Payden		Payden
Payden	U.S.	Payden	Payden	Corporate	Payden	Tax Exempt
Short Bond	Government	GNMA	Core Bond	Bond	High Income	Bond
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$349,001	$101,376	$837,316	$554,238	$41,505	$646,887	$21,621
25,831	18,272	14,745	25,449	1,602	110,532

					2,358
			1,000

3,002	506	2,979	4,947	605	15,345	273
116	157	1,468
18,067	3,918		9,899	499	3,308
1,336	6	1,242	6		619	53

22			43
		66
36	14	57	44	5	58	7

397,411	124,249	857,873	595,626	44,216	779,107	21,954

317			163		6
23,521	4,807	239,592	66,009	985	13,407
2,631	11	846	63		865	20
195	21

95		75				1
11,987	16,764		19,278	958	88,588

55	17		139	1	199
45	13	77	64	5	85	3
13	3	18	15		1	1
165	57	241	111	35	114	34

39,024	21,693	240,849	85,842	1,984	103,265	59

$358,387	$102,556	$617,024	$509,784	$42,232	$675,842	$21,895

$360,283	$99,742	$603,256	$524,981	$38,879	$673,981	$21,536
2,918	(1)	(36)	503	24		28
(7,557)	1,285	2,634	(37,859)	334	(32,567)	(123)

3,031	1,530	11,170	22,270	2,995	34,434	454
(288)			(111)		(6)

$358,387	$102,556	$617,024	$509,784	$42,232	$675,842	$21,895

35,438	9,177	59,932	49,455	3,758	98,927	2,181

$10.11	$11.17	$10.30	$10.31	$11.24	$6.83	$10.04

$345,269	$99,731	$826,146	$531,968	$38,510	$612,453	$21,167
25,831	18,272	14,745	25,449	1,602	$110,532

See notes to financial statements.

Annual Report

Statements of Assets & Liabilities continued

October 31, 2009
Numbers in 000s

	Payden	Payden
	California	Global
	Municipal Income	Short Bond
	Fund	Fund

ASSETS:
Investments, at value*	$44,795	$56,487
Affiliated investments, at value**		5,641
Repurchase agreement, at cost and value
Foreign cash***		35
Cash
Restricted cash for collateral
Receivable for:
Interest and dividends	614	568
Paydowns
Investments sold		1,880
Fund shares sold	110	195
Futures
Swap contracts
Forward currency contracts		4
Receivable from Advisor (Note 3)
Other assets	5	9

Total Assets	45,524	64,819

LIABILITIES:
Payable for:
Forward currency contracts		182
Investments purchased	1,197	3,225
Fund shares redeemed	10	1
Futures		21
Swaps
Distributions payable	8
Liability for securities on loan (Note 2)		1,365
Accrued expenses:
Investment advisory fees (Note 3)	8	18
Administration fees (Note 3)	6	7
Trustee fees and expenses	1	2
Other liabilities	38	83

Total Liabilities	1,268	4,904

NET ASSETS	$44,256	$59,915

NET ASSETS:
Paid in capital	$42,824	$64,235
Undistributed net investment income (loss)
Undistributed net realized gains (losses) from investments	242	(4,060)
Net unrealized appreciation (depreciation) from:
Investments	1,190	(85)
Translation of assets and liabilities in foreign currencies		(175)

NET ASSETS	$44,256	$59,915

Outstanding shares of beneficial interest	4,380	6,056

NET ASSET VALUE — offering and redemption price per share in whole dollars	$10.10	$9.89

* Investments, at cost	$43,605	$56,496
** Affiliated investments, at cost		5,641
*** Foreign cash, at cost		35

See notes to financial statements.

Payden Mutual Funds

Payden	Payden	Payden	Payden		Metzler/Payden
Global Fixed	Emerging	Value	U.S. Growth	Payden	European
Income	Markets Bond	Leaders	Leaders	Global Equity	Emerging Markets
Fund	Fund	Fund	Fund	Fund	Fund

$98,146	$228,873	$27,688	$65,300	$8,977	$201,292
7,993	27,841	675	3,334	3,512

879				71	667
	725				1,110
22	275

1,415	4,221	40	61	2	642

2,199	24		1,293	1	7,817
196	1,404	7	7		242
	4
	81
157	304			38	9

14	19	7	10	3	23

111,021	263,771	28,417	70,005	12,604	211,802

605	135			14	232
6,457	6,503		1,011	8	9,370
1	495				603
71				138
	98

1,738	14,848		2,373	1,544

13	87	3	45	2	263
13	29	4	9	1	27
3	2	1	2		13
117	75	46	56	44	313

9,018	22,272	54	3,496	1,751	10,821

$102,003	$241,499	$28,363	$66,509	$10,853	$200,981

$103,821	$239,723	$49,829	$112,622	$15,333	$366,644
1,002	82	168	110		(410)
(7,933)	(12,407)	(19,115)	(53,179)	(4,835)	(186,205)

5,531	13,918	(2,519)	6,956	320	20,982
(418)	183			35	(30)

$102,003	$241,499	$28,363	$66,509	$10,853	$200,981

11,615	18,241	3,473	9,775	1,658	8,329

$8.78	$13.24	$8.17	$6.80	$6.55	$24.13

$92,342	$215,008	$30,207	$58,344	$8,510	$180,310
8,154	27,841	675	3,334	3,512
874				60	669

See notes to financial statements.

Annual Report

Statements of Operations

Period ended October 31, 2009
Dollars in 000s

	Payden Cash	Payden
	Reserves	Limited
	Money Market	Maturity
	Fund	Fund

INVESTMENT INCOME:
Interest income (Note 2)	$9,933	$1,726
Dividend income	32
Dividend income from affiliated investment (Note 2)		36
Income from securities lending
Foreign tax withholdings

Investment Income	9,965	1,762

EXPENSES:
Investment advisory fees (Note 3)	1,633	207
Administration fees (Note 3)	1,633	111
Shareholder servicing fees	8	72
Custodian fees	68	13
Transfer agent fees	119	21
Registration and filing fees	41	18
Trustee fees and expenses	198	14
Printing and mailing costs	122	5
Legal fees	50	4
Publication expense	31	7
Pricing fees	2	7
Fund accounting fees	194	14
Insurance	96	9
Audit fees	35	38
Interest expense (Note 2)
Other expenses	425	1
Expenses previously deferred (Note 3)

Gross Expenses	4,655	541
Custodian credits (Note 2)
Expense subsidy (Note 3)	(1,520)	(171)

Net Expenses	3,135	370

Net Investment Income	6,830	1,392

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments
Investments	100	(1,954)
Foreign currency transactions		(189)
Futures contracts
Option contracts
Swap contracts		(23)
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments		2,586
Translation of assets and liabilities in foreign currencies
Futures contracts
Option contracts
Swap contracts		(6)

Net Realized and Unrealized Gains (Losses)	100	414

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,930	$1,806

(1) Fund commenced operations on March 12, 2009.

See notes to financial statements.

Payden Mutual Funds

	Payden			Payden		Payden
Payden	U.S.	Payden	Payden	Corporate	Payden	Tax Exempt
Short Bond	Government	GNMA	Core Bond	Bond	High Income	Bond
Fund	Fund	Fund	Fund	Fund(1)	Fund	Fund

$14,104	$2,492	$19,372	$22,925	$1,038	$36,568	$611
						4
85	10	217	57	2	236
					20

14,189	2,502	19,589	22,982	1,040	36,824	615

1,008	229	1,402	1,259	68	1,472	55
540	123	779	674	29	631	25
132	31	498	37	11	187	1
53	18	59	46	6	29	3
71	28	85	57	10	70	15
33	19	72	28	20	44	14
66	13	83	79	2	45	3
37	8	61	34	2	32	1
20	4	22	25	1	22	1
13	4	9	21		9	3
14	6	16	21	6	20	6
66	15	91	79	3	58	4
29	5	20	38		16	1
39	27	41	42	26	30	29

4	1	5	5		3
			253		57

2,125	531	3,243	2,698	184	2,725	161
			(1)	(1)
(216)	(41)	(647)		(58)		(67)

1,909	490	2,596	2,697	125	2,725	94

12,280	2,012	16,993	20,285	915	34,099	521

4,017	1,553	14,740	(1,441)	334	(7,945)	47
(5,098)			(673)
447	(38)	(83)	(1,535)

			55		(155)

17,794	1,220	18,146	58,876	2,995	88,012	707
(1,608)			(111)		(6)
(701)	(115)		(34)

14,851	2,620	32,803	55,137	3,329	79,906	754

$27,131	$4,632	$49,796	$75,422	$4,244	$114,005	$1,275

See notes to financial statements.

Annual Report

Statements of Operations continued

Period ended October 31, 2009
Dollars in 000s

	Payden	Payden
	California	Global
	Municipal Income	Short Bond
	Fund	Fund

INVESTMENT INCOME:
Interest income (Note 2)	$1,729	$2,243
Dividend income	5
Dividend income from affiliated investment (Note 2)		8
Income from securities lending
Foreign tax withholdings

Investment Income	1,734	2,251

EXPENSES:
Investment advisory fees (Note 3)	141	159
Administration fees (Note 3)	66	79
Shareholder servicing fees	2	45
Custodian fees	4	25
Transfer agent fees	17	21
Registration and filing fees	1	16
Trustee fees and expenses	8	10
Printing and mailing costs	4	3
Legal fees	2	4
Publication expense	4	5
Pricing fees	7	10
Fund accounting fees	9	11
Insurance	4	5
Audit fees	29	37
Interest expense (Note 2)		3
Other expenses	1	1
Expenses previously deferred (Note 3)

Gross Expenses	299	434
Custodian credits (Note 2)
Expense subsidy (Note 3)	(57)	(61)

Net Expenses	242	373

Net Investment Income (Loss)	1,492	1,878

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments
Investments	361	(3,394)
Foreign currency transactions		317
Futures contracts		25
Option contracts
Swap contracts
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments	2,096	7,005
Translation of assets and liabilities in foreign currencies		(1,326)
Futures contracts		(76)
Option contracts
Swap contracts

Net Realized and Unrealized Gains (Losses)	2,457	2,551

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,949	$4,429

See notes to financial statements.

Payden Mutual Funds

Payden	Payden	Payden	Payden		Metzler/Payden
Global Fixed	Emerging	Value	U.S. Growth	Payden	European
Income	Markets Bond	Leaders	Leaders	Global Equity	Emerging Markets
Fund	Fund	Fund	Fund	Fund	Fund

$3,533	$8,624			$46
		$910	$1,059	31	$2,737
357	66	3	11	11
	1
			(9)		(382)

3,890	8,691	913	1,061	88	2,355

293	523	154	387	67	1,054
147	174	46	97	11	211
91	56	4	38	5	132
58	48	10	18	21	216
32	30	39	22	15	195
19	33	16	20	17	43
18	15	6	13	1	60
10	7	1	3	1
6	6	2	3		98
5	6	5	6	1	4
20	8		1		7
19	18	7	12	3	41
7		4	9	8	41
38	37	27	27	34	37

1	1		1
	2

764	964	321	657	184	2,139

(80)		(75)	(12)	(78)	(31)

684	964	246	645	106	2,108

3,206	7,727	667	416	(18)	247

1,218	377	(8,664)	(3,010)	(457)	(128,913)
(5,001)	(603)			(108)	746
(35)	887	191	205	(421)

48	(44)

609
13,324	29,255	8,693	5,970	840	194,596
(2,253)	81			192	(2,342)
(104)	47			592

	56

7,806	30,056	220	3,165	638	64,087

$11,012	$37,783	$887	$3,581	$620	$64,334

See notes to financial statements.

Annual Report

Statements of Changes in Net Assets

For the period ended October 31, 2009
Numbers in 000s

	Payden Cash Reserves		Payden Limited		Payden Short
	Money Market Fund		Maturity Fund		Bond Fund
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$6,830	$27,254	$1,392	$4,827	$12,280	$13,087
Net realized gains (losses) on investments	100	64	(2,166)	(3,671)	(634)	5,559
Change in net unrealized appreciation/(depreciation)			2,580	(2,123)	15,485	(12,878)
Reimbursement from affiliate for investment transactions

Change in Net Assets Resulting from Operations	6,930	27,318	1,806	(967)	27,131	5,768

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(6,830)	(27,254)	(1,397)	(4,561)	(13,459)	(12,111)
Net realized gains from investments						(35)
Return of capital				(139)		(1,065)

Change in Net Assets from Distributions to Shareholders	(6,830)	(27,254)	(1,397)	(4,700)	(13,459)	(13,211)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	34,812,523	32,163,832	99,625	71,325	193,372	184,902
Reinvestment of distributions	3,750	16,110	1,380	4,590	12,507	12,565
Cost of fund shares redeemed	(34,786,583)	(31,728,237)	(82,024)	(126,650)	(204,337)	(187,281)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	29,690	451,705	18,981	(50,735)	1,542	10,186

Total Change in Net Assets	29,790	451,769	19,390	(56,402)	15,214	2,743

NET ASSETS:
Beginning of period	1,058,166	606,397	93,080	149,482	343,173	340,430

End of period	$1,087,956	$1,058,166	$112,470	$93,080	$358,387	$343,173

Accumulated net investment income/(loss)	$(53)	$(54)	$22	$(8)	$2,918	$(72)

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	1,058,263	606,558	10,048	15,472	35,250	34,214

Shares sold	34,812,523	32,163,832	10,769	7,444	19,590	18,415
Shares issued in reinvestment of distributions	3,750	16,110	150	484	1,263	1,258
Shares redeemed	(34,786,583)	(31,728,237)	(8,963)	(13,352)	(20,665)	(18,637)

Change in shares outstanding	29,690	451,705	1,956	(5,424)	188	1,036

Outstanding shares at end of period	1,087,953	1,058,263	12,004	10,048	35,438	35,250

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	71,452	45,374	292,705	134,731
Sale of investments (excluding government)	—	—	39,168	69,733	160,476	173,931
Purchase of government securities	—	—	25,723	19,949	137,162	241,676
Sale of government securities	—	—	27,943	9,954	204,240	183,117

(1)	Fund commenced operations on March 12, 2009.

See notes to financial statements.

Payden Mutual Funds

						Payden Corporate
Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund		Bond Fund	Payden High Income Fund
2009	2008	2009	2008	2009	2008	2009(1)	2009	2008

$2,012	$2,127	$16,993	$8,023	$20,285	$23,963	$915	$34,099	$14,575
1,515	2,363	14,657	6,015	(3,594)	(1,415)	334	(8,100)	(9,881)

1,105	(164)	18,146	(7,262)	58,731	(40,082)	2,995	88,006	(49,578)

4,632	4,326	49,796	6,776	75,422	(17,534)	4,244	114,005	(44,884)

(2,228)	(2,128)	(25,246)	(10,427)	(21,965)	(24,653)	(891)	(34,567)	(14,843)
(434)	(11)		(9)
							(2,868)	(707)

(2,662)	(2,139)	(25,246)	(10,436)	(21,965)	(24,653)	(891)	(37,435)	(15,550)

68,186	95,012	631,238	139,909	118,973	34,389	42,367	533,769	88,016
2,651	2,085	24,404	9,671	21,847	24,406	875	25,192	14,065
(33,841)	(91,538)	(295,779)	(76,160)	(73,522)	(315,185)	(4,363)	(139,720)	(116,645)
							22	24

36,996	5,559	359,863	73,420	67,298	(256,390)	38,879	419,263	(14,540)

38,966	7,746	384,413	69,760	120,755	(298,577)	42,232	495,833	(74,974)

63,590	55,844	232,611	162,851	389,029	687,606	—	180,009	254,983

$102,556	$63,590	$617,024	$232,611	$509,784	$389,029	$42,232	$675,842	$180,009

$(1)	$(1)	(36)	$(37)	$503	$(402)	$24	$—	$—

5,845	5,286	24,168	16,745	42,645	68,284	—	30,734	31,568

6,140	8,758	62,513	14,218	12,136	3,437	4,076	86,324	12,510
238	192	2,400	984	2,215	2,461	81	4,039	1,908
(3,046)	(8,391)	(29,149)	(7,779)	(7,541)	(31,537)	(399)	(22,170)	(15,252)

3,332	559	35,764	7,423	6,810	(25,639)	3,758	68,193	(834)

9,177	5,845	59,932	24,168	49,455	42,645	3,758	98,927	30,734

—	—	—	2,014	127,857	285,197	44,165	571,859	33,866
—	—	—	—	86,304	385,384	6,571	152,303	74,758
128,855	140,889	687,533	179,447	298,470	1,479,625	14,747	39,963	1,043
82,599	138,907	212,979	65,448	273,750	1,620,374	14,152	30,095	1,030

See notes to financial statements.

Annual Report

Statements of Changes in Net Assets continued

For the period ended October 31st
Numbers in 000s

	Payden Tax Exempt Bond Fund		Payden California Municipal Income Fund		Payden Global Short Bond Fund
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$521	$494	$1,492	$1,658	$1,878	$3,357
Net realized gains (losses) on investments	47	(133)	361	(42)	(3,052)	(110)
Change in net unrealized appreciation/(depreciation)	707	(369)	2,096	(1,731)	5,603	(4,970)
Reimbursement from affiliate for investment transactions

Change in Net Assets Resulting from Operations	1,275	(8)	3,949	(115)	4,429	(1,723)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(521)	(494)	(1,492)	(1,658)		(3,217)
Net realized gains from investments
Return of capital					(1,876)	(14)

Change in Net Assets from Distributions to Shareholders	(521)	(494)	(1,492)	(1,658)	(1,876)	(3,231)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	12,161	6,405	21,012	9,432	16,475	32,002
Reinvestment of distributions	513	483	1,414	1,603	1,799	3,035
Cost of fund shares redeemed	(4,764)	(7,177)	(25,642)	(9,696)	(29,864)	(80,862)
Proceeds from redemption fees (Note 3)

Change in Net Assets from Capital Transactions	7,910	(289)	(3,216)	1,339	(11,590)	(45,825)

Total Change in Net Assets	8,664	(791)	(759)	(434)	(9,037)	(50,779)

NET ASSETS:
Beginning of period	13,231	14,022	45,015	45,449	68,952	119,731

End of period	$21,895	$13,231	$44,256	$45,015	$59,915	$68,952

Accumulated net investment income/(loss)	$28	$28	$—	$(119)	$—	$—

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	1,386	1,421	4,698	4,573	7,351	11,889

Shares sold	1,228	654	2,122	949	1,698	3,217
Shares issued in reinvestment of distributions	52	49	142	162	189	308
Shares redeemed	(485)	(738)	(2,582)	(986)	(3,182)	(8,063)

Change in shares outstanding	795	(35)	(318)	125	(1,295)	(4,538)

Outstanding shares at end of period	2,181	1,386	4,380	4,698	6,056	7,351

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	10,562	6,611	15,477	7,278	37,020	42,404
Sale of investments (excluding government)	3,646	7,177	16,278	8,112	34,492	70,831
Purchase of government securities	—	99	—	1,254	12,903	41,862
Sale of government securities	—	100	—	1,291	21,274	41,579

(2)	Fund commenced operations on March 31, 2008.

See notes to financial statements.

Payden Mutual Funds

Payden Global Fixed				Payden Value		Payden U.S. Growth		Payden Global
Income Fund		Payden Emerging Markets Bond Fund		Leaders Fund		Leaders Fund		Equity Fund
2009	2008	2009	2008	2009	2008	2009	2008	2009	2008(2)

$3,206	$3,405	$7,727	$6,549	$667	$1,309	$416	$80	$(18)	$41
(3,770)	2,157	617	(6,070)	(8,473)	(10,642)	(2,805)	(50,294)	(986)	(3,807)
11,576	(8,127)	29,439	(22,255)	8,693	(19,968)	5,970	(17,606)	1,624	(1,269)

11,012	(2,565)	37,783	(21,776)	887	(29,301)	3,581	(67,820)	620	(5,035)

(3,997)	(5,247)	(7,041)	(6,983)	(878)	(1,497)	(306)	(80)	(30)	(34)
(630)					(2,881)		(6,376)
			(1,507)				(532)	(2)

(4,627)	(5,247)	(7,041)	(8,490)	(878)	(4,378)	(306)	(6,988)	(32)	(34)

33,605	34,200	160,064	18,069	9,000	13,020	20,540	78,283	4,990	17,432
4,386	4,776	6,892	8,163	855	4,210	303	6,836	32	34
(33,048)	(35,265)	(29,415)	(80,975)	(17,723)	(30,238)	(43,437)	(55,117)	(4,338)	(2,817)
		11	6	2		4	5	1

4,943	3,711	137,552	(54,737)	(7,866)	(13,008)	(22,590)	30,007	685	14,649

11,328	(4,101)	168,294	(85,003)	(7,857)	(46,687)	(19,315)	(44,801)	1,273	9,580

90,675	94,776	73,205	158,208	36,220	82,907	85,824	130,625	9,580	—

$102,003	$90,675	$241,499	$73,205	$28,363	$36,220	$66,509	$85,824	$10,853	$9,580

$1,002	$—	$82	$—	$168	$379	$110	$—	$—	$22

11,045	10,649	7,389	11,679	4,611	5,854	13,940	11,555	1,710	—

3,926	3,912	12,780	1,390	1,267	1,150	3,393	8,462	814	2,030
512	552	567	650	119	339	48	640	6	3
(3,868)	(4,068)	(2,495)	(6,330)	(2,524)	(2,732)	(7,606)	(6,717)	(872)	(323)

570	396	10,852	(4,290)	(1,138)	(1,243)	(4,165)	2,385	(52)	1,710

11,615	11,045	18,241	7,389	3,473	4,611	9,775	13,940	1,658	1,710

123,735	174,770	252,948	93,019	18,168	62,211	126,649	497,315	10,411	8,159
117,217	167,797	112,311	152,485	26,613	82,297	143,147	484,726	6,475	4,007
34,993	95,836	—	89,965	—	—	—	—	—	—
40,088	96,153	—	92,855	—	—	—	—	—	—

See notes to financial statements.

Annual Report

Statements of Changes in Net Assets continued

For the period ended October 31st
Numbers in 000s

	Metzler/Payden European
	Emerging Market Fund
	2009	2008

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$247	$3,750
Net realized gains (losses) on investments	(128,167)	(50,333)
Change in net unrealized appreciation/(depreciation)	192,254	(288,832)
Reimbursement from affiliate for investment transactions

Change in Net Assets Resulting from Operations	64,334	(335,415)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income		(782)
Net realized gains from investments		(51,974)
Return of capital	(407)

Change in Net Assets from Distributions to Shareholders	(407)	(52,756)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold	42,508	187,961
Reinvestment of distributions	392	50,857
Cost of fund shares redeemed	(72,993)	(290,577)
Proceeds from redemption fees (Note 3)	22	137

Change in Net Assets from Capital Transactions	(30,071)	(51,622)

Total Change in Net Assets	33,856	(439,793)

NET ASSETS:
Beginning of period	167,125	606,918

End of period	$200,981	$167,125

Accumulated net investment income/(loss)	$(410)	$—

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	11,147	14,344

Shares sold	2,295	5,342
Shares issued in reinvestment of distributions	23	1,367
Shares redeemed	(5,136)	(9,906)

Change in shares outstanding	(2,818)	(3,197)

Outstanding shares at end of period	8,329	11,147

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	179,471	980,311
Sale of investments (excluding government)	232,744	1,096,884
Purchase of government securities	—	—
Sale of government securities	—	—

See notes to financial statements.

Payden Mutual Funds

Notes to Financial Statements

October 31, 2009

1.  Organization and Related Matters

The Payden & Rygel Investment Group (the “P&R Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its seventeen funds (each a “Fund,” collectively the “P&R Funds”) is a series of the P&R Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes sixteen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the P&R Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

The Metzler/Payden Investment Group (the “MP Group”) is an open-end registered investment company organized as a Delaware business trust on March 22, 2002 and is registered under the Act, as amended. Its Fund (a “Fund,” or the “MP Fund”) is a series of the MP Group. The MP Group commenced operations on December 30, 2002. The Fund is able to issue unlimited shares at $0.001 par value, and has been classified as non-diversified.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Concentration of Risk

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market

Annual Report

Notes to Financial Statements continued

conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA, Tax Exempt Bond, and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. For these Funds, investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expense are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Forward Currency Contracts

The Payden Limited Maturity, Short Bond, Core Bond, High Income, Global Short Bond, Global Fixed Income, Emerging Markets Bond, U.S. Growth Leaders, Global Equity, and the MP Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

These Funds enter into forward contracts to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options Transactions

Option techniques may be utilized by each of the Funds (except the Cash Reserves Money Market Fund) to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting

Payden Mutual Funds

exposure to the bond, equity and currency markets. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds held no options at the end of the period.

Futures Contracts

The Funds (except the Cash Reserves Money Market Fund) may invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Funds may enter into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as requited by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

The Funds (except the Cash Reserves Money Market Fund) may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Funds may enter into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

The Payden Limited Maturity, and Emerging Markets Bond Funds have entered into one or more of the following interest rate swap agreements where the Fund and counterparties have agreed to exchange interest payments based on a notional principal amount.

Fund Pays	Fund Receives	Counterparty

5.503%	3M US Libor	CSFB
3M TELBOR	5.55%	CSFB
2.83%	3M TELBOR	CSFB
28D TIIE	6.13%	JPMorgan

Annual Report

Notes to Financial Statements continued

TBA Sale Commitment

Each of the Funds may enter into TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

The following tables show the Funds’ exposure to different types of market risk as it relates to the Statements of Assets and Liabilities and the Statements of Operations.

Statement of Assets and Liabilities
Fair Values of Derivative Instruments as of October 31, 2009
(Amounts in thousands)

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Payden Limited Maturity
Interest rate risk(1)	—	Interest rate risk(5)	(52)
Foreign currency risk(2)	11	Foreign currency risk(3)	(41)

Total	11		(93)
Payden Short Bond
Interest rate risk(1)	—	Interest rate risk(1)	(701)
Foreign currency risk(2)	22	Foreign currency risk(3)	(317)

Total	22		(1,018)
Payden U.S. Government
Interest rate risk(1)	—	Interest rate risk(1)	(115)

Payden Core Bond
Foreign currency risk(2)	43	Foreign currency risk(3)	(163)

Payden High Income
Foreign currency risk(2)	—	Foreign currency risk(3)	(6)

Payden Global Short Bond
Interest rate risk(1)	—	Interest rate risk(1)	(76)
Foreign currency risk(2)	4	Foreign currency risk(3)	(182)

Total	4		(258)
Payden Global Fixed Income
Interest rate risk(1)	—	Interest rate risk(1)	(112)
Foreign currency risk(2)	157	Foreign currency risk(3)	(605)

Total	157		(717)
Payden Emerging Markets Bond
Interest rate risk(1,4)	255	Interest rate risk(1,5)	(203)
Foreign currency risk(2)	304	Foreign currency risk(3)	(135)

Total	559		(338)
Payden Global Equity
Equity risk(1)	4	Equity risk(1)	(151)
Foreign currency risk(2)	38	Foreign currency risk(3)	(14)

Total	42		(165)
Metzler/Payden European Emerging Markets
Foreign currency risk(2)	9	Foreign currency risk(3)	(232)

Statement of Assets and Liabilities location:

(1)	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.
(2)	Receivable for forward currency contracts.
(3)	Payable for forward currency contracts.
(4)	Receivable for swap contracts.
(5)	Payable for swap contracts.

Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations
For the Period Ended October 31, 2009
(Amounts in thousands)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income ($)
		Forward
		Currency
Underlying risk	Futures(6)	Contracts(7)	Swaps(8)	Total

Payden Limited Maturity
Interest rate	—	—	(23)	(23)
Foreign exchange	—	(207)		(207)

Total	—	(207)	(23)	(230)
Payden Short Bond
Interest rate	447	—	—	447
Foreign exchange	—	(5,688)	—	(5,688)

Total	447	(5,688)	—	(5,241)
Payden U.S. Government
Interest rate	(38)	—	—	(38)

Payden GNMA
Interest rate	(83)	—	—	(83)

Payden Core Bond
Interest rate	(1,535)	—	55	(1,480)
Foreign exchange	—	(815)	—	(815)

Total	(1,535)	(815)	55	(2,295)
Payden High Income
Interest rate	—	—	(155)	(155)

Payden Global Short Bond
Interest rate	25	—	—	25
Foreign exchange	—	(18)	—	(18)

Total	25	(18)	—	7
Payden Global Fixed Income
Interest rate	(35)	—	48	13
Foreign exchange	—	(5,363)	—	(5,363)

Total	(35)	(5,363)	48	(5,350)
Payden Emerging Markets Bond
Interest rate	887	—	(44)	843
Foreign exchange	—	(669)	—	(669)

Total	887	(669)	(44)	174
Payden Value Leaders
Equity	191	—	—	191

Payden U.S. Growth Leaders
Equity	205	—	—	205

Payden Global Equity
Foreign exchange	—	(177)	—	(177)
Equity	(421)	—	—	(421)

Total	(421)	(177)	—	(598)
Metzler/Payden European Emerging Markets
Foreign exchange	—	983	—	983

(6)	Net realized gains (losses) from futures contracts.
(7)	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
(8)	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations
For the Period Ended October 31, 2009
(Amounts in thousands)

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income ($)
		Forward
		Currency
Underlying risk	Futures(9)	Contracts(10)	Swaps(11)	Total

Payden Limited Maturity
Interest rate	—	—	(6)	(6)
Foreign exchange	—	9	—	9

Total		9	(6)	3
Payden Short Bond
Interest rate	(701)	—	—	(701)
Foreign exchange	—	(1,630)	—	(1,630)

Total	(701)	(1,630)	—	(2,331)
Payden U.S. Government
Interest rate	(115)	—	—	(115)

Payden Core Bond
Interest rate	(35)	—	—	(35)
Foreign exchange	—	(120)	—	(120)

Total	(35)	(120)	—	(155)
Payden High Income
Foreign exchange	—	(6)	—	(6)

Payden Global Short Bond
Interest rate	(76)	—	—	(76)
Foreign exchange	—	(1,401)	—	(1,401)

Total	(76)	(1,401)	—	(1,477)
Payden Global Fixed Income
Interest rate	(104)	—	—	(104)
Foreign exchange	—	(2,547)	—	(2,547)

Total	(104)	(2,547)	—	(2,651)
Payden Emerging Markets Bond
Interest rate	47	—	56	103
Foreign exchange	—	49	—	49

Total	47	49	56	152
Payden Global Equity
Foreign exchange	—	182	—	182
Equity	592	—	—	592

Total	592	182	—	774
Metzler/Payden European Emerging Markets
Foreign exchange	—	(223)	—	(223)

(9)	Change in net unrealized appreciation (depreciation) from futures contracts.
(10)	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which could include other currency related appreciation (depreciation).
(11)	Change in net unrealized appreciation (depreciation) from swap contracts.

Annual Report

Notes to Financial Statements continued

During the year ended October 31, 2009 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign		Interest
	currency	Credit	rate	Equity

Payden Limited Maturity	2%	0%	1%	0%
Payden Short Bond	9%	0%	16%	0%
Payden Core Bond	1%	0%	15%	0%
Payden Global Short Bond	22%	0%	20%	0%
Payden Global Fixed Income	64%	0%	6%	0%
Payden Emerging Markets Bond	7%	0%	27%	0%
Payden Global Equity	17%	0%	0%	80%

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AMBAC, FGIC, FSA and MBIA).

The U.S. Treasury Department established a Temporary Guarantee Program from Money Market Funds (the “Program”). Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they receive $1.00 for each fund share held by them as of the close of business on September 19, 2008. The guarantee was triggered if the participating money market fund’s net asset value per share fell below $0.995, commonly referred to as “breaking the buck.” The Payden Cash Reserves Money Market Fund participated in the initial period and renewed through September 18, 2009. The expense is recorded as insurance in the statement of operations.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon the Funds may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the statement of operations.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Value Leaders, U.S. Growth Leaders, Global Equity and MP Fund, which are declared and paid semi-annually, and (ii) the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net

Payden Mutual Funds

realized gains or losses reported in these financial statements may differ from those reported in each Funds tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2009, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Line of Credit

The Paydenfunds entered into a Credit Agreement with Deutsche Bank AG and The Bank of New York Mellon NA under which the banks have agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $60 million. During the period the Payden Global Short Bond Fund borrowed $10,000,000 for three days at 4% from the facility. The interest expense is recorded in the Statement of Operations. No other Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period. On May 29, 2009 the credit agreement expired, and the Paydenfunds did not renew the facility.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market, Tax Exempt Bond and California Municipal Income Funds) invests in other Funds of the P&R Group (an “affiliated Fund”). The income and both realized and unrealized gains and losses earned by each Fund from the affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in affiliated Funds.

	Value				Value
Fund	October 31, 2008	Purchase	Sales	Dividends	October 31, 2009

Investments in Cash Reserves Money Market Fund
Limited Maturity	$7,967,901	$1,346,468,496	$1,350,881,798	$35,774	$3,554,599
Short Bond	21,393,826	2,887,160,124	2,882,722,733	84,556	25,831,217
U.S. Government	1,574,924	480,686,635	463,990,005	10,268	18,271,554
GNMA	6,933,228	7,986,163,367	7,978,351,968	217,333	14,744,627
Core Bond	6,080,194	3,142,733,583	3,123,365,114	57,370	25,448,663
Corporate Bond	—	191,887,235	190,284,988	2,727	1,602,247
High Income	17,188,727	8,766,468,178	8,673,124,958	236,135	110,531,947
Global Short Bond	777,282	409,692,599	404,828,588	8,206	5,641,293
Global Fixed Income	1,008,495	514,834,322	512,978,958	16,693	2,863,859
Emerging Markets Bond	10,991,131	2,386,168,396	2,369,318,007	65,831	27,841,520
Value Leaders	148,004	126,030,952	125,503,836	3,553	675,120
U.S. Growth Leaders	7,082,865	408,668,599	412,417,509	11,215	3,333,955
Global Equity	5,385,833	369,691,466	371,564,866	10,670	3,512,433
Investments in High Income Fund
Global Fixed Income	$3,057,307	$1,462,800	$—	$340,314	$5,129,356

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate, and are disclosed in the statements of operations.

Annual Report

Notes to Financial Statements continued

Redemption Fee

The High Income, Emerging Markets Bond, Value Leaders, U.S. Growth Leaders, Global Equity and the MP Fund employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days.

The fees for the period are added to paid in capital and are disclosed in the statements of changes in net assets.

Other

Shared expenses incurred by the Funds are allocated on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.	Related Party Transactions

Payden & Rygel and Metzler/Payden (the “Advisers”) provide investment advisory services to the Funds. Under the terms of the investment advisory agreement, each is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees Based on Assets
	Between	Between	Between			Current
	0—500	0.5—1	1—2	Over 2	Expense	Voluntary	Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	FY 2007	FY 2008	FY 2009

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$902,408	$1,339,909	$1,519,737
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	214,782	220,038	171,136
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	170,332	199,852	216,561
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	95,140	60,843	40,623
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	66,630	199,804	646,579
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	104,716	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	—	—	57,738
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.55%	76,085	74,404	67,323
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	68,943	52,105	56,974
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	56,634	78,581	61,380
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	9,168	102,812	79,648
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	—	—	—
Value Leaders	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	16,602	60,085	75,102
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	18,272	9,249	11,545
Global Equity	0.95%	0.95%	0.95%	0.95%	1.50%	n/a	—	70,966	77,606
European Emerging Markets	0.75%	0.75%	0.75%	0.75%	1.50%	n/a	—	—	31,355

The Advisers agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, taxes and participation in the Money Market Government Insurance Program) will not exceed the percentages indicated above (“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses, including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 27, 2010 (exclusive of interest and taxes).

Each Fund remains liable to its Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of

Payden Mutual Funds

each respective Fund, and, therefore, is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Paydenfunds and MP Fund, Payden & Rygel Distributors is not entitled to receive any fees from the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

Indemnifications

Under the P&R Group and MP Group’s organizations documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Fund’s expect this risk of loss to be remote.

4.  Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2009 in valuing each Fund’s investments and other financial instruments:

Table 1.

	Investments in Securities
			Level 2 - Other		Level 3 - Significant
	Level 1 - Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Cash Reserves Money Market
Government	$—	$—	$134,573	$—	$—	$—	$134,573
U.S. Government Agencies	—	—	702,199	—	—	—	702,199
Repurchase Agreements	—	—	245,000	—	—	—	245,000
Investment Company	5,897	—	—	—	—	—	5,897
Payden Limited Maturity
Asset Backed	—	—	11,005	—	—	—	11,005
Corporate Bonds	—	—	42,368	—	—	—	42,368
Government	—	—	18,833	—	—	—	18,833
Mortgage Backed	—	—	16,003	—	—	—	16,003
Municipal Bonds	—	—	5,639	—	—	—	5,639
U.S. Government Agencies	—	—	14,168	—	—	—	14,168
Commercial Paper	—	—	2,495	—	—	—	2,495
Investment Company	3,555	—	—	—	—	—	3,555

Annual Report

Notes to Financial Statements continued

	Investments in Securities
			Level 2 - Other		Level 3 - Significant
	Level 1 - Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Short Bond
Asset Backed	$—	$—	$27,556	$—	$—	$—	$27,556
Corporate Bonds	—	—	158,721	—	—	—	158,721
Government	—	—	52,663	—	—	—	52,663
Mortgage Backed	—	—	98,854	—	—	—	98,854
Municipal Bonds	—	—	11,207	—	—	—	11,207
Investment Company	25,831	—	—	—	—	—	25,831
Payden U.S. Government
Mortgage Backed	—	—	34,775	—	—	—	34,775
U.S. Government Agencies	—	—	43,707	—	—	—	43,707
Government	—	—	22,894	—	—	—	22,894
Investment Company	18,272	—	—	—	—	—	18,272
Payden GNMA
Mortgage Backed	—	—	820,416	—	—	—	820,416
U.S. Government Agencies	—	—	16,900	—	—	—	16,900
Investment Company	14,745	—	—	—	—	—	14,745
Payden Core Bond
Asset Backed	—	—	3,772	—	—	—	3,772
Corporate Bonds	—	—	237,566	—	—	—	237,566
Government	—	—	94,390	—	—	—	94,390
Municipal Bonds	—	—	1,555	—	—	—	1,555
Mortgage Backed	—	—	203,863	—	—	—	203,863
U.S. Government Agencies	—	—	13,092	—	—	—	13,092
Investment Company	25,449	—	—	—	—	—	25,449
Payden Corporate Bond
Corporate Bonds	—	—	40,590	—	—	—	40,590
Municipal Bonds	—	—	312	—	—	—	312
Government	—	—	603	—	—	—	603
Investment Company	1,602	—	—	—	—	—	1,602
Payden High Income
Corporate Bonds	—	—	646,887	—	—	—	646,887
Investment Company	110,532	—	—	—	—	—	110,532
Payden Tax Exempt Bond
Municipal Bonds	—	—	21,505	—	—	—	21,505
Investment Company	116	—	—	—	—	—	116
Payden California Municipal Income
Municipal Bonds	—	—	43,472	—	—	—	43,472
Investment Company	1,323	—	—	—	—	—	1,323
Payden Global Short Bond
Asset Backed	—	—	4,087	—	—	—	4,087
Corporate Bonds	—	—	27,586	—	—	—	27,586
Government	—	—	9,183	—	—	—	9,183
Mortgage Backed	—	—	14,813	—	—	—	14,813
Municipal Bonds	—	—	818	—	—	—	818
Investment Company	5,641	—	—	—	—	—	5,641

Payden Mutual Funds

	Investments in Securities
			Level 2 - Other		Level 3 - Significant
	Level 1 - Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Global Fixed Income
Corporate Bonds	$—	$—	$37,036	$—	$—	$—	$37,036
Government	—	—	47,841	—	—	—	47,841
Mortgage Backed	—	—	13,269	—	—	—	13,269
Investment Company	7,993	—	—	—	—	—	7,993
Payden Emerging Markets Bond
Corporate Bonds	—	—	58,545	—	—	—	58,545
Government	—	—	170,328	—	—	—	170,328
Investment Company	27,841	—	—	—	—	—	27,841
Payden Value Leaders
Common Stocks	24,895	—	—	—	—	—	24,895
Exchange Traded Funds	2,793	—	—	—	—	—	2,793
Investment Company	675	—	—	—	—	—	675
Payden U.S. Growth Leaders
Common Stocks	64,007	—	—	—	—	—	64,007
Exchange Traded Funds	1,293	—	—	—	—	—	1,293
Investment Company	3,334	—	—	—	—	—	3,334
Payden Global Equity
Asset Backed	—	—	51	—	—	—	51
Government	—	—	2,654	—	—	—	2,654
U.S. Government Agencies	—	—	1,575	—	—	—	1,575
Exchange Traded Funds	4,697	—	—	—	—	—	4,697
Investment Company	3,512	—	—	—	—	—	3,512
Metzler/Payden European Emerging Markets
Common Stocks	173,213	—	4,792	—	—	—	178,005
Investment Company	23,287	—	—	—	—	—	23,287

Table 1a.

	Other Financial Instruments†
			Level 2 - Other		Level 3 - Significant
	Level 1 - Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Limited Maturity	$—	$—	$11	$(93)	$—	$—	$(82)
Payden Short Bond	—	(701)	22	(317)	—	—	(996)
Payden U.S. Government	—	(115)	—	—	—	—	(115)
Payden Core Bond	—	—	43	(163)	—	—	(120)
Payden High Income	—	—	—	(6)	—	—	(6)
Payden Global Short Bond	—	(76)	4	(182)	—	—	(254)
Payden Global Fixed Income	—	(112)	157	(605)	—	—	(560)
Payden Emerging Markets Bond	174	(105)	385	(233)	—	—	221
Payden Global Equity	4	(151)	38	(14)	—	—	(123)
Metzler/Payden European Emerging Markets	—	—	9	(232)	—	—	(223)

†	Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.

Annual Report

Notes to Financial Statements continued

Table 1b.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities
Metzler/Payden European Emerging Markets	(000’s)

Balance as of 10/31/2008	$1,927
Realized gain (loss)*	—
Change in unrealized appreciation (depreciation)**	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(1,927)
Balance as of 10/31/2009	—

*	The realized gains and losses on these securities are included in the Statements of Operations in realized gains (losses) from investments.
**	The change in unrealized appreciation (depreciation) on these securities are included in the Statement of Operations in change in net unrealized appreciation (depreciation) from investments.

5.	Pending Litigation

In December 2007, the Payden High Income Fund and Payden Opportunity Bond Fund (collectively, the “Funds”) were served in a suit brought by the Adelphia Recovery Trust alleging wrong-doing by various defendants in connection with syndicated loans made to the Adelphia Communications Corporation and its affiliates. The defendants included, among others, the Syndicate Lenders, which were the banks who made the original loans, as well as the Assignees, which were entities, including the Funds, that purchased portions of the Adelphia bank debt after the original issue date pursuant to assignment agreements. The Assignees moved to dismiss the action in its entirety, which the judge presiding over the matter granted, and on December 8, 2008, a judgment to that effect was entered. The Adelphia Recovery Trust has appealed the decision.

6.	Fund Termination

On December 16, 2008 the Board of Trustees voted to close the Payden Opportunity Bond and Payden Market Return Funds. On January 30, 2009 the Funds closed and assets were transferred to other Funds or distributed in cash.

On January 2, 2009 the Board of Trustees voted to close the Metzler/Payden International Real Estate Fund and on January 13, 2009 the Board of Trustees voted to close the Metzler/Payden European Leaders Fund. On March 20, 2009 both Funds closed and assets were transferred to other Funds or distributed in cash.

On August 31, 2009 the Board of Trustees voted to close the four Payden/Wilshire Longevity Funds. On September 14, 2009, the Payden/Wilshire Longevity Fund 2010+ and on October 16, 2009 the Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+ closed and assets were transferred to other Funds or distributed in cash.

Payden Mutual Funds

7.	Federal Income Taxes (amounts in 000s)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2009: Cash Reserves Money Market ($99), GNMA ($1,347), Tax Exempt Bond ($47), California Municipal Income ($119), and Emerging Market Bond ($1,722).

	Capital Loss Carryforwards
	Expires	Expires	Expires	Expires	Expires	Expires	Expires	Expires
	2010	2011	2012	2013	2014	2015	2016	2017	Total

Payden Cash Reserves Money Market									$—
Payden Limited Maturity	$201	$781	$1,129	$1,482	$411	$840	$3,358	$2,201	10,403
Payden Short Bond					859	560		7,134	8,553
Payden U.S. Government									—
Payden GNMA					2,372	739			3,111
Payden Core Bond				5,915	15,150	8,632	2,226	6,972	38,895
Payden Corporate Bond									—
Payden High Income	10,944				2,604		10,129	8,606	32,283
Payden Tax Exempt Bond							123		123
Payden California Municipal Income									—
Payden Global Short Bond				254	1,019	644		2,397	4,314
Payden Global Fixed Income								8,561	8,561
Payden Emerging Markets Bond			2,234			3,325	5,375		10,934
Payden Value Leaders							10,349	8,538	18,887
Payden U.S. Growth Leaders							34,059	16,480	50,539
Payden Global Equity							4,197	653	4,850
Metzler/Payden European Emerging Markets								115,894	115,894

Annual Report

Notes to Financial Statements continued

The tax character of distributions paid during the fiscal years ended October 31st is as follows:

	2008				2009
	Tax-Exempt	Ordinary	Long Term	Return	Tax-Exempt	Ordinary	Long Term	Return
	Income	Income	Capital Gains	of Capital	Income	Income	Capital Gains	of Capital

Payden Cash Reserves Money Market		$27,059				$7,424
Payden Limited Maturity		4,703		$139		1,404
Payden Short Bond		13,202		1,065		13,436
Payden U.S. Government		2,138	$3			2,239	$423
Payden GNMA		10,431				25,236
Payden Core Bond		24,653				21,965
Payden Corporate Bond						891
Payden High Income		15,549		707		37,435		$2,868
Payden Tax Exempt Bond	$493	1			521
Payden California Municipal Income	1,655	7			1,483	5
Payden Global Short Bond		3,231		14		1,621		1,876
Payden Global Fixed Income		4,598	649			3,999	628
Payden Emerging Markets Bond		8,490		1,507		7,041
Payden Value Leaders		1,738	2,639			878
Payden U.S. Growth Leaders		919	6,048	532		306
Payden Global Equity		34				32		2
Metzler/Payden European Emerging Markets		45,485	7,270			608		407

At October 31, 2009, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows:

				Net
		Gross	Gross	Unrealized
	Cost of Investments	Unrealized	Unrealized	Appreciation
	Federal Income	Appreciation	Depreciation	(Depreciation)
	Tax Purposes	on Investments	on Investments	on Investments

Payden Cash Reserves Money Market	$1,087,669
Payden Limited Maturity	115,747	$595	$2,276	$(1,681)
Payden Short Bond	371,100	9,411	5,679	3,732
Payden U.S. Government	118,003	1,665	20	1,645
Payden GNMA	835,590	11,984	(4,487)	16,471
Payden Core Bond	556,599	24,998	1,910	23,088
Payden Corporate Bond	40,112	3,037	42	2,995
Payden High Income	723,275	39,118	4,974	34,144
Payden Tax Exempt Bond	21,167	514	60	454
Payden California Municipal Income	43,605	1,388	198	1,190
Payden Global Short Bond	62,137	1,424	1,433	(9)
Payden Global Fixed Income	100,434	6,499	794	5,705
Payden Emerging Markets Bond	244,135	14,265	1,686	12,579
Payden Value Leaders	31,110	2,106	4,853	(2,747)
Payden U.S. Growth Leaders	64,318	7,685	3,369	4,316
Payden Global Equity	12,027	508	46	462
Metzler/Payden European Emerging Markets	250,621	34,488	83,817	(49,329)

Payden Mutual Funds

At October 31, 2009, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

	Undistributed	Undistributed				Total
	Ordinary and	Realized			Net Unrealized	Distributable
	Tax Exempt	Long Term	Capital Loss	Distributions	Appreciation	Earnings
	Income	Capital Gains	Carryforwards	Payable	(Depreciation)	(Deficit)

Payden Cash Reserves Money Market				$(53)		$(53)
Payden Limited Maturity	$24		$(10,403)	(1)	$(1,746)	(12,126)
Payden Short Bond	3,108		(8,553)	(95)	3,644	(1,896)
Payden U.S. Government	661	$508			1,645	2,814
Payden GNMA	114		(3,111)	(75)	16,840	13,768
Payden Core Bond	503		(38,895)		23,195	(15,197)
Payden Corporate Bond	358				2,995	3,353
Payden High Income			(32,283)		34,144	1,861
Payden Tax Exempt Bond	30		(123)	(1)	453	359
Payden California Municipal Income	16	242		(8)	1,182	1,432
Payden Global Short Bond			(4,314)		(6)	(4,320)
Payden Global Fixed Income	1,002		(8,561)		5,741	(1,818)
Payden Emerging Markets Bond	82		(10,934)		12,628	1,776
Payden Value Leaders	168		(18,887)		(2,747)	(21,466)
Payden U.S. Growth Leaders	110		(50,539)		4,316	(46,113)
Payden Global Equity			(4,850)		370	(4,480)
Metzler/Payden European Emerging Markets			(115,894)		(49,769)	(165,663)

8.  Exempt Interest Income Designation – (unaudited)

	Exempt
	Interest	Exempt Interest
	Dividends	Dividends
	($000s)	Per Share
Tax Exempt Bond	$521	$0.30
California Municipal Income	1,483	0.34

9.	Qualified Interest Income (unaudited)

The Payden Core Bond Fund designated 97.1% of the ordinary income distribution as qualified interest income under the Jobs Creation Act of 2004.

10.	Subsequent Events

On November 2, 2009, the Payden U.S. Government, GNMA, Core Bond, High Income, and Emerging Markets Bond Funds opened the adviser class of shares, which contain a 0.25% 12b-1 fee. Concurrently, the minimum purchase amount for the existing investor classes of these funds were raised to $100,000. The Funds have evaluated subsequent events through December 28, 2009, the issuance of the financial statements and determined that no other events have occurred that require disclosure.

Annual Report

Financial Highlights

For the share outstanding for the period ended October 31st

	Payden Cash Reserves Money Market Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.01	0.03	0.05	0.05	0.03
Net realized and unrealized gains (losses)	0.00 (1)	0.00 (1)

Total from investment activities	0.01	0.03	0.05	0.05	0.03

Distributions to shareholders:
From net investment income	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)
From net realized gains

Total distributions to shareholders	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.63%	2.76%	5.16%	4.64%	2.64%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,087,956	$1,058,166	$606,397	$607,429	$346,878
Ratio of gross expense to average net assets	0.43%	0.37%	0.36%	0.35%	0.32%
Ratio of net expense to average net assets	0.29%	0.24%	0.20%	0.20%	0.20%
Ratio of investment income less gross expenses to average net assets	0.49%	2.40%	4.88%	4.48%	2.51%
Ratio of net investment income to average net assets	0.63%	2.53%	5.04%	4.63%	2.63%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2009	2008	2007		2006	2005

Net asset value — beginning of period	$9.26	$9.66	$9.88		$9.86	$9.92

Income (loss) from investment activities:
Net investment income	0.17	0.33	0.49		0.42	0.25
Net realized and unrealized gains (losses)	0.11	(0.41)	(0.22)		0.01	(0.04)

Total from investment activities	0.28	(0.08)	0.27		0.43	0.21

Distributions to shareholders:
From net investment income	(0.17)	(0.31)	(0.49)		(0.40)	(0.27)
From net realized gains
Return of capital		(0.01)	(0.00	)(1)	(0.01)

Total distributions to shareholders	(0.17)	(0.32)	(0.49)		(0.41)	(0.27)

Net asset value — end of period	$9.37	$9.26	$9.66		$9.88	$9.86

Total return	3.13%	(0.85)%	2.76%		4.41%	2.10%

Ratios/supplemental data:
Net assets, end of period (000s)	$112,470	$93,080	$149,482		$164,321	$294,214
Ratio of gross expense to average net assets	0.73%	0.63%	0.55%		0.51%	0.46%
Ratio of net expense to average net assets	0.50%	0.47%	0.41%		0.40%	0.40%
Ratio of investment income less gross expenses to average net assets	1.65%	3.43%	4.86%		4.05%	2.44%
Ratio of net investment income to average net assets	1.88%	3.59%	5.00%		4.16%	2.50%
Portfolio turnover rate	103%	73%	100%		63%	99%

The Fund commenced operations on May 1, 1994.

(1)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden Short Bond Fund
	2009	2008		2007		2006		2005

Net asset value — beginning of period	$9.74	$9.95		$9.92		$9.91		$10.21

Income (loss) from investment activities:
Net investment income	0.34	0.36		0.45		0.41		0.33
Net realized and unrealized gains (losses)	0.40	(0.21)		0.03		0.01		(0.29)

Total from investment activities	0.74	0.15		0.48		0.42		0.04

Distributions to shareholders:
From net investment income	(0.37)	(0.33)		(0.45)		(0.41)		(0.34)
From net realized gains		(0.00	)(1)
Return of capital		(0.03)		(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.37)	(0.36)		(0.45)		(0.41)		(0.34)

Net asset value — end of period	$10.11	$9.74		$9.95		$9.92		$9.91

Total return	7.74%	1.52%		4.94%		4.37%		0.41%

Ratios/supplemental data:
Net assets, end of period (000s)	$358,387	$343,173		$340,430		$320,592		$360,105
Ratio of gross expense to average net assets	0.59%	0.57%		0.52%		0.50%		0.45%
Ratio of net expense to average net assets	0.53%	0.52%		0.47%		0.45%		0.45%
Ratio of investment income less gross expenses to average net assets	3.35%	3.55%		4.44%		4.13%		3.27%
Ratio of net investment income to average net assets	3.41%	3.60%		4.49%		4.18%		3.27%
Portfolio turnover rate	107%	116%		110%		91%		121%

The Fund commenced operations on January 1, 1994.

	Payden U.S. Government Fund
	2009	2008		2007		2006		2005

Net asset value — beginning of period	$10.88	$10.56		$10.47		$10.45		$10.78

Income (loss) from investment activities:
Net investment income	0.29	0.36		0.45		0.40		0.31
Net realized and unrealized gains (losses)	0.38	0.32		0.09		0.03		(0.31)

Total from investment activities	0.67	0.68		0.54		0.43		0.00

Distributions to shareholders:
From net investment income	(0.31)	(0.36)		(0.45)		(0.41)		(0.33)
From net realized gains	(0.07)	(0.00	)(1)
Return of capital				(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.38)	(0.36)		(0.45)		(0.41)		(0.33)

Net asset value — end of period	$11.17	$10.88		$10.56		$10.47		$10.45

Total return	6.20%	6.54%		5.29%		4.21%		0.04%

Ratios/supplemental data:
Net assets, end of period (000s)	$102,556	$63,590		$55,844		$41,798		$55,045
Ratio of gross expense to average net assets	0.65%	0.67%		0.70%		0.65%		0.57%
Ratio of net expense to average net assets	0.60%	0.58%		0.52%		0.48%		0.45%
Ratio of investment income less gross expenses to average net assets	2.41%	3.23%		4.13%		3.68%		2.86%
Ratio of net investment income to average net assets	2.46%	3.32%		4.31%		3.85%		2.98%
Portfolio turnover rate	104%	224%		117%		132%		145%

The Fund commenced operations on January 1, 1995.

(1)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the period ended October 31st

	Payden GNMA Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$9.62	$9.73	$9.75	$9.78	$10.10

Income (loss) from investment activities:
Net investment income	0.34	0.42	0.48	0.43	0.31
Net realized and unrealized gains (losses)	0.82	(0.01)	0.00 (1)	0.05	(0.11)

Total from investment activities	1.16	0.41	0.48	0.48	0.20

Distributions to shareholders:
From net investment income	(0.48)	(0.52)	(0.50)	(0.51)	(0.52)
From net realized gains		0.00 (1)

Total distributions to shareholders	(0.48)	(0.52)	(0.50)	(0.51)	(0.52)

Net asset value — end of period	$10.30	$9.62	$9.73	$9.75	$9.78

Total return	12.19%	4.29%	4.94%	5.10%	2.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$617,024	$232,611	$162,851	$141,676	$115,255
Ratio of gross expense to average net assets	0.62%	0.60%	0.54%	0.54%	0.50%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.14%	3.96%	4.83%	4.24%	3.09%
Ratio of net investment income to average net assets	3.26%	4.06%	4.87%	4.28%	3.09%
Portfolio turnover rate	32%	22%	40%	11%	6%

The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund
	2009	2008	2007		2006	2005

Net asset value — beginning of period	$9.12	$10.07	$10.23		$10.23	$10.72

Income (loss) from investment activities:
Net investment income	0.44	0.46	0.50		0.47	0.36
Net realized and unrealized gains (losses)	1.23	(0.93)	(0.16)		0.01	(0.37)

Total from investment activities	1.67	(0.47)	0.34		0.48	(0.01)

Distributions to shareholders:
From net investment income	(0.48)	(0.48)	(0.50)		(0.47)	(0.42)
From net realized gains						(0.06)
Return of capital			(0.00	)(1)	(0.01)

Total distributions to shareholders	(0.48)	(0.48)	(0.50)		(0.48)	(0.48)

Net asset value — end of period	$10.31	$9.12	$10.07		$10.23	$10.23

Total return	18.67%	(4.97)%	3.44%		4.76%	(0.08)%

Ratios/supplemental data:
Net assets, end of period (000s)	$509,784	$389,029	$687,606		$896,569	$661,575
Ratio of gross expense to average net assets	0.60%	0.55%	0.50%		0.48%	0.45%
Ratio of net expense to average net assets	0.60%	0.55%	0.46%		0.46%	0.45%
Ratio of investment income less gross expenses to average net assets	4.51%	4.53%	4.81%		4.49%	3.48%
Ratio of net investment income to average net assets	4.51%	4.53%	4.85%		4.51%	3.48%
Portfolio turnover rate	79%	315%	244%		243%	210%

The Fund commenced operations on January 1, 1994.

(1)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden
	Corporate
	Bond Fund
	2009

Net asset value — beginning of period	$10.00

Income (loss) from investment activities:
Net investment income	0.30
Net realized and unrealized gains (losses)	1.23

Total from investment activities	1.53

Distributions to shareholders:
From net investment income	(0.29)
From net realized gains
Return of capital

Total distributions to shareholders	(0.29)

Net asset value — end of period	$11.24

Total return	15.43	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$42,232
Ratio of gross expense to average net assets	0.95	%(2)
Ratio of net expense to average net assets	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	4.44	%(2)
Ratio of net investment income to average net assets	4.74	%(2)
Portfolio turnover rate	66	%(1)

The Fund commenced operations on March 12, 2009.

	Payden High Income Fund
	2009	2008	2007		2006	2005

Net asset value — beginning of period	$5.86	$8.08	$8.14		$8.11	$8.52

Income (loss) from investment activities:
Net investment income	0.53	0.57	0.58		0.55	0.57
Net realized and unrealized gains (losses)	1.00	(2.19)	(0.04)		0.09	(0.38)

Total from investment activities	1.53	(1.62)	0.54		0.64	0.19

Distributions to shareholders:
From net investment income	(0.52)	(0.57)	(0.60)		(0.54)	(0.60)
From net realized gains
Return of capital	(0.04)	(0.03)	(0.00	)(3)	(0.07)

Total distributions to shareholders	(0.56)	(0.60)	(0.60)		(0.61)	(0.60)

Proceeds from redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)

Net asset value — end of period	$6.83	$5.86	$8.08		$8.14	$8.11

Total return	27.65%	(21.35)%	6.75%		8.19%	2.28%

Ratios/supplemental data:
Net assets, end of period (000s)	$675,842	$180,009	$254,983		$263,119	$238,784
Ratio of gross expense to average net assets	0.65%	0.72%	0.61%		0.59%	0.53%
Ratio of net expense to average net assets	0.65%	0.69%	0.61%		0.59%	0.53%
Ratio of investment income less gross expenses to average net assets	8.08%	7.43%	7.06%		6.77%	6.72%
Ratio of net investment income to average net assets	8.08%	7.40%	7.06%		6.77%	6.72%
Portfolio turnover rate	50%	19%	67%		79%	85%

The Fund commenced operations on December 30, 1997.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the period ended October 31st

	Payden Tax Exempt Bond Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$9.54	$9.87	$9.95	$9.83	$10.15

Income (loss) from investment activities:
Net investment income	0.29	0.34	0.37	0.34	0.32
Net realized and unrealized gains (losses)	0.51	(0.33)	(0.10)	0.13	(0.27)

Total from investment activities	0.80	0.01	0.27	0.47	0.05

Distributions to shareholders:
From net investment income	(0.30)	(0.34)	(0.35)	(0.33)	(0.33)
From net realized gains				(0.02)	(0.04)

Total distributions to shareholders	(0.30)	(0.34)	(0.35)	(0.35)	(0.37)

Net asset value — end of period	$10.04	$9.54	$9.87	$9.95	$9.83

Total return	8.53%	0.04%	2.76%	4.91%	0.40%

Ratios/supplemental data:
Net assets, end of period (000s)	$21,895	$13,231	$14,022	$15,762	$23,614
Ratio of gross expense to average net assets	0.94%	1.05%	1.05%	0.91%	0.80%
Ratio of net expense to average net assets	0.55%	0.53%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.66%	2.92%	2.99%	2.98%	2.95%
Ratio of net investment income to average net assets	3.05%	3.44%	3.54%	3.39%	3.25%
Portfolio turnover rate	24%	50%	12%	24%	25%

The Fund commenced operations on December 21, 1993.

	Payden California Municipal Income Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$9.58	$9.94	$10.04	$9.94	$10.28

Income (loss) from investment activities:
Net investment income	0.34	0.35	0.36	0.36	0.37
Net realized and unrealized gains (losses)	0.52	(0.36)	(0.10)	0.14	(0.34)

Total from investment activities	0.86	(0.01)	0.26	0.50	0.03

Distributions to shareholders:
From net investment income	(0.34)	(0.35)	(0.36)	(0.36)	(0.37)
From net realized gains				(0.04)

Total distributions to shareholders	(0.34)	(0.35)	(0.36)	(0.40)	(0.37)

Net asset value — end of period	$10.10	$9.58	$9.94	$10.04	$9.94

Total return	9.06%	(0.12)%	2.63%	5.13%	(0.29)%

Ratios/supplemental data:
Net assets, end of period (000s)	$44,256	$45,015	$45,449	$43,236	$29,416
Ratio of gross expense to average net assets	0.68%	0.65%	0.66%	0.68%	0.65%
Ratio of net expense to average net assets	0.55%	0.53%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	3.26%	3.44%	3.44%	3.38%	3.45%
Ratio of net investment income to average net assets	3.39%	3.56%	3.60%	3.56%	3.60%
Portfolio turnover rate	38%	19%	18%	25%	51%

The Fund commenced operations on December 17, 1998.

See notes to financial statements.

Payden Mutual Funds

	Payden Global Short Bond Fund
	2009	2008		2007		2006	2005

Net asset value — beginning of period	$9.38	$10.07		$10.15		$10.28	$10.45

Income (loss) from investment activities:
Net investment income	0.34	0.46		0.50		0.42	0.35
Net realized and unrealized gains (losses)	0.51	(0.74)		(0.10)		0.02	(0.14)

Total from investment activities	0.85	(0.28)		0.40		0.44	0.21

Distributions to shareholders:
From net investment income		(0.41)		(0.48)		(0.52)	(0.38)
From net realized gains
Return of capital	(0.34)	(0.00	)(1)	(0.00	)(1)	(0.05)

Total distributions to shareholders	(0.34)	(0.41)		(0.48)		(0.57)	(0.38)

Net asset value — end of period	$9.89	$9.38		$10.07		$10.15	$10.28

Total return	9.26%	(2.90)%		3.97%		4.37%	1.99%

Ratios/supplemental data:
Net assets, end of period (000s)	$59,915	$68,952		$119,731		$180,803	$198,805
Ratio of gross expense to average net assets	0.82%	0.80%		0.61%		0.54%	0.52%
Ratio of net expense to average net assets	0.71%	0.70%		0.57%		0.52%	0.52%
Ratio of investment income less gross expenses to average net assets	3.45%	3.98%		4.71%		4.29%	3.52%
Ratio of net investment income to average net assets	3.56%	4.08%		4.75%		4.31%	3.52%
Portfolio turnover rate	97%	111%		46%		129%	113%

The Fund commenced operations on September 18, 1996.

	Payden Global Fixed Income Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$8.21	$8.90	$9.04	$9.76	$9.97

Income (loss) from investment activities:
Net investment income	0.28	0.32	0.37	0.25	0.27
Net realized and unrealized gains (losses)	0.70	(0.52)	(0.03)	0.03	0.20

Total from investment activities	0.98	(0.20)	0.34	0.28	0.47

Distributions to shareholders:
From net investment income	(0.35)	(0.49)	(0.26)	(0.34)	(0.68)
From net realized gains	(0.06)			(0.18)
Return of capital			(0.22)	(0.48)

Total distributions to shareholders	(0.41)	(0.49)	(0.48)	(1.00)	(0.68)

Net asset value — end of period	$8.78	$8.21	$8.90	$9.04	$9.76

Total return	12.13%	(2.45)%	3.85%	3.05%	4.78%

Ratios/supplemental data:
Net assets, end of period (000s)	$102,003	$90,675	$94,776	$158,321	$191,746
Ratio of gross expense to average net assets	0.78%	0.81%	0.65%	0.59%	0.54%
Ratio of net expense to average net assets	0.70%	0.70%	0.64%	0.58%	0.54%
Ratio of investment income less gross expenses to average net assets	3.20%	3.49%	4.08%	2.80%	2.67%
Ratio of net investment income to average net assets	3.28%	3.60%	4.09%	2.81%	2.67%
Portfolio turnover rate	162%	279%	214%	198%	252%

The Fund commenced operations on September 1, 1992.

(1)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the period ended October 31st

	Payden Emerging Markets Bond Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$9.91	$13.55	$13.10	$12.62	$11.77

Income (loss) from investment activities:
Net investment income	0.70	0.72	0.71	0.91	0.72
Net realized and unrealized gains (losses)	3.29	(3.42)	0.35	0.29	0.94

Total from investment activities	3.99	(2.70)	1.06	1.20	1.66

Distributions to shareholders:
From net investment income	(0.66)	(0.77)	(0.61)	(0.39)	(0.81)
From net realized gains
Return of capital		(0.17)		(0.33)

Total distributions to shareholders	(0.66)	(0.94)	(0.61)	(0.72)	(0.81)

Proceeds from redemption fees	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)

Net asset value — end of period	$13.24	$9.91	$13.55	$13.10	$12.62

Total return	41.17%	(21.19)%	8.34%	9.70%	14.47%

Ratios/supplemental data:
Net assets, end of period (000s)	$241,499	$73,205	$158,208	$68,976	$89,330
Ratio of gross expense to average net assets	0.83%	0.88%	0.81%	0.82%	0.80%
Ratio of net expense to average net assets	0.83%	0.88%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	6.62%	5.74%	5.41%	6.65%	6.04%
Ratio of net investment income to average net assets	6.62%	5.74%	5.42%	6.67%	6.04%
Portfolio turnover rate	103%	172%	128%	193%	98%

The Fund commenced operations on December 17, 1998.

	Payden Value Leaders Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$7.85	$14.16	$12.83	$10.82	$10.70

Income (loss) from investment activities:
Net investment income	0.17	0.27	0.25	0.21	0.31
Net realized and unrealized gains (losses)	0.35	(5.79)	1.30	2.04	0.10

Total from investment activities	0.52	(5.52)	1.55	2.25	0.41

Distributions to shareholders:
From net investment income	(0.20)	(0.28)	(0.22)	(0.24)	(0.29)
From net realized gains		(0.51)

Total distributions to shareholders	(0.20)	(0.79)	(0.22)	(0.24)	(0.29)

Proceeds from redemption fees	0.00 (1)

Net asset value — end of period	$8.17	$7.85	$14.16	$12.83	$10.82

Total return	7.00%	(41.03)%	12.19%	21.10%	3.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$28,363	$36,220	$82,907	$77,403	$33,973
Ratio of gross expense to average net assets	1.04%	0.90%	0.82%	0.88%	0.84%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	1.93%	2.00%	1.82%	1.90%	2.28%
Ratio of net investment income to average net assets	2.17%	2.10%	1.84%	1.98%	2.32%
Portfolio turnover rate	60%	101%	66%	67%	69%

The Fund commenced operations on November 1, 1996.

(1)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden U.S. Growth Leaders Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$6.16	$11.30	$8.91	$8.31	$7.09
Income (loss) from investment activities:
Net investment income	0.04	0.01	0.00 (3)	0.00 (3)	0.02
Net realized and unrealized gains (losses)	0.63	(4.63)	2.39	0.60	1.23

Total from investment activities	0.67	(4.62)	2.39	0.60	1.25

Distributions to shareholders:
From net investment income	(0.03)	(0.01)	0.00 (3)		(0.03)
From net realized gains		(0.47)
Return of capital		(0.04)

Total distributions to shareholders	(0.03)	(0.52)	0.00 (3)	0.00	(0.03)

Proceeds from redemption fees	0.00 (3)	0.00 (3)		0.00 (3)

Net asset value — end of period	$6.80	$6.16	$11.30	$8.91	$8.31

Total return	10.92%	(42.86)%	26.84%	7.22%	17.64%

Ratios/supplemental data:
Net assets, end of period (000s)	$66,509	$85,824	$130,625	$66,166	$42,468
Ratio of gross expense to average net assets	1.02%	0.97%	0.95%	1.00%	1.07%
Ratio of net expense to average net assets	1.00%	0.96%	0.93%	1.00%	1.00%
Ratio of investment income less gross expenses to average net assets	0.63%	0.05%	(0.03)%	0.01%	0.14%
Ratio of net investment income to average net assets	0.65%	0.06%	(0.01)%	0.01%	0.21%
Portfolio turnover rate	198%	387%	210%	202%	150%

The Fund commenced operations on June 17, 1999.

	Payden Global
	Equity Fund
	2009		2008

Net asset value — beginning of period	$5.60		$10.00

Income (loss) from investment activities:
Net investment income (loss)	(0.00	)(3)	0.03
Net realized and unrealized gains (losses)	0.98		(4.40)

Total from investment activities	0.98		(4.37)

Distributions to shareholders:
From net investment income (loss)	(0.03)		(0.03)
From net realized gains
Return of capital	(0.00	)(3)

Total distributions to shareholders	(0.03)		(0.03)

Proceeds from redemption fees	0.00	(3)

Net asset value — end of period	$6.55		$5.60

Total return	17.59%		(43.83	)%(1)

Ratios/supplemental data:
Net assets, end of period	$10,853		$9,580
Ratio of gross expense to average net assets	2.60%		2.89	%(2)
Ratio of net expense to average net assets	1.50%		1.50	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	(1.36)%		(0.59	)%(2)
Ratio of net investment income (loss) to average net assets	(0.26)%		0.80	%(2)
Portfolio turnover rate	166%		163	%(1)

The Fund commenced operations on March 31, 2008.

(1)	Not annualized

(2)	Annualized

(3)	Amount is less than $0.005

See notes to financial statements.

Annual Report

Financial Highlights continued

For the share outstanding for the period ended October 31st

	Metzler/Payden European Emerging Markets Fund
	2009	2008	2007	2006	2005

Net asset value — beginning of period	$14.99	$42.31	$30.40	$23.91	$17.75

Income (loss) from investment activities:
Net investment income	0.03	0.29	0.25	0.18	0.21
Net realized and unrealized gains (losses)	9.16	(24.05)	13.30	8.74	7.27

Total from investment activities	9.19	(23.76)	13.55	8.92	7.48

Distributions to shareholders:
From net investment income		(0.05)	(0.12)	0.00 (1)	(0.12)
From net realized gains		(3.52)	(1.54)	(2.47)	(1.21)
Return of capital	(0.05)

Total distributions to shareholders	(0.05)	(3.57)	(1.66)	(2.47)	(1.33)

Proceeds from redemption fees	0.00 (1)	0.01	0.02	0.04	0.01

Net asset value — end of period	$24.13	$14.99	$42.31	$30.40	$23.91

Total return	61.44%	(61.17)%	46.45%	40.54%	44.97%

Ratios/supplemental data:
Net assets, end of period	$200,981	$167,125	$606,918	$164,157	$31,019
Ratio of gross expense to average net assets	1.52%	1.47%	1.40%	1.71%	3.07%
Ratio of net expense to average net assets	1.50%	1.47%	1.40%	1.24%	1.20%
Ratio of investment income less gross expenses to average net assets	0.16%	0.76%	0.86%	0.78%	(0.77)%
Ratio of net investment income to average net assets	0.18%	0.76%	0.86%	1.25%	1.10%
Portfolio turnover rate	133%	204%	122%	128%	178%

The Fund commenced operations on December 30, 2002.

(1)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
The Payden & Rygel Investment Group and
The Metzler/Payden Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund and Payden Global Equity Fund, sixteen of the portfolios constituting The Payden & Rygel Investment Group (the “P&R Funds”) and Metzler/Payden European Emerging Markets Fund, the sole portfolio of The Metzler/Payden Investment Group (the “MP Fund”) as of October 31, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the P&R Funds’ and MP Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The P&R Funds and MP Fund are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the P&R Funds’ and MP Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above included in The Payden & Rygel Investment Group and The Metzler/Payden Investment Group as of October 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Chicago, Illinois
December 28, 2009

Annual Report

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2009. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

				Annual	Expenses
	Value	Value	6-Month	Expense	Paid During
	May 1, 2009	October 31, 2009	Return	Ratio	the Period

Payden Cash Reserves Money Market	$1,000.00	$1,001.20	0.12%	0.29%	$1.46
Payden Limited Maturity	1,000.00	1,028.10	2.81%	0.50%	2.56
Payden Short Bond	1,000.00	1,043.50	4.35%	0.53%	2.73
Payden U.S. Government	1,000.00	1,016.70	1.67%	0.60%	3.05
Payden GNMA	1,000.00	1,035.90	3.59%	0.50%	2.57
Payden Core Bond	1,000.00	1,081.80	8.18%	0.60%	3.15
Payden Corporate Bond	1,000.00	1,123.40	12.34%	0.65%	3.48
Payden High Income	1,000.00	1,146.20	14.62%	0.65%	3.52
Payden Tax Exempt Bond	1,000.00	1,022.90	2.29%	0.55%	2.80
Payden California Municipal Income	1,000.00	1,023.00	2.30%	0.55%	2.80
Payden Global Short Bond	1,000.00	1,067.30	6.73%	0.70%	3.65
Payden Global Fixed Income	1,000.00	1,055.90	5.59%	0.70%	3.63
Payden Emerging Markets Bond	1,000.00	1,178.20	17.82%	0.83%	4.56
Payden Value Leaders	1,000.00	1,203.90	20.39%	0.80%	4.44
Payden U.S. Growth Leaders	1,000.00	1,160.00	16.00%	1.00%	5.44
Payden Global Equity	1,000.00	1,257.20	25.72%	1.50%	8.53
Metzler/Payden European Emerging Markets	1,000.00	1,653.00	65.30%	1.50%	10.03

Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2009 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

				Annual	Expenses
	Value	Value	6-Month	Expense	Paid During
	May 1, 2009	October 31, 2009	Return	Ratio	the Period

Payden Cash Reserves Money Market	$1,000.00	$1,023.74	2.37%	0.29%	$1.48
Payden Limited Maturity	1,000.00	1,022.68	2.27%	0.50%	2.55
Payden Short Bond	1,000.00	1,022.53	2.25%	0.53%	2.70
Payden U.S. Government	1,000.00	1,022.18	2.22%	0.60%	3.06
Payden GNMA	1,000.00	1,022.68	2.27%	0.50%	2.55
Payden Core Bond	1,000.00	1,022.18	2.22%	0.60%	3.06
Payden Corporate Bond	1,000.00	1,021.93	2.19%	0.65%	3.31
Payden High Income	1,000.00	1,021.93	2.19%	0.65%	3.31
Payden Tax Exempt Bond	1,000.00	1,022.43	2.24%	0.55%	2.80
Payden California Municipal Income	1,000.00	1,022.43	2.24%	0.55%	2.80
Payden Global Short Bond	1,000.00	1,021.68	2.17%	0.70%	3.57
Payden Global Fixed Income	1,000.00	1,021.68	2.17%	0.70%	3.57
Payden Emerging Markets Bond	1,000.00	1,021.02	2.10%	0.83%	4.23
Payden Value Leaders	1,000.00	1,021.17	2.12%	0.80%	4.08
Payden U.S. Growth Leaders	1,000.00	1,020.16	2.02%	1.00%	5.09
Payden Global Equity	1,000.00	1,017.64	1.76%	1.50%	7.63
Metzler/Payden European Emerging Markets	1,000.00	1,017.64	1.76%	1.50%	7.63

Annual Report

Approval of Investment Advisory Agreement

Payden & Rygel Investment

1.	Background

On June 16, 2009, the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Payden & Rygel (the “Adviser”), and the P&R Trust with respect to fifteen of the P&R Trust’s mutual funds (each a “Paydenfund” and collectively the “Paydenfunds”)1 for an additional year through June 30, 2010. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for each Paydenfund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of each Paydenfund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the factors discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.	Nature, Extent and Quality of Services

The Board and Committee considered the depth and quality of the Adviser’s investment advisory process, the breadth, depth and quality of the Adviser’s investment professionals providing services to each Paydenfund, the experience, capability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and steady growth of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel and to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. The Board and Committee concluded that the nature, extent and quality of the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

3.	Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the P&R Trust for this purpose, which contained each Paydenfund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for the fifteen Paydenfunds have been satisfactory. However, the Adviser had identified three Funds, the Payden Value Leaders, Payden U.S. Growth Leaders and Payden Global Equity Funds, whose performance had not met the Adviser’s expectations, and had presented its plans for achieving improvement in their performance going forward. The Board concluded that the plans to achieve that appeared sound and reasonable. In sum, the Board and Committee concluded that the Adviser’s record in managing each Paydenfund indicated that its continued management should benefit each Paydenfund and its shareholders.

1 The Paydenfunds are the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Short Bond, Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Tax Exempt Bond, Payden California Municipal Income, Payden Global Short Bond, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Value Leaders, Payden U.S. Growth Leaders and Payden Global Equity Funds. The Board will consider extending the investment advisory agreement between the P&R Trust and the investment adviser, Payden & Rygel, with respect to the Payden Corporate Bond Fund in June 2010.

Payden Mutual Funds

4.	Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, and actual non-management fees, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund generally continue to be remain below, or very competitive with, the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

5.	Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser, and reviewed the Adviser’s cost allocation methodology used to determine the profitability to the Adviser of providing services to the Paydenfunds. Based on the information received, the Board and Committee concluded that the profits earned by the Adviser did not appear excessive in view of the advisory, administrative and other services provided to the Paydenfunds. The Board and Committee further noted that the Adviser indirectly benefits from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds. In addition, the wide array of investment strategies offered by the Paydenfunds is an attractive investment alternative for small and mid-sized pension plans, foundations and the like. Finally, the availability of mutual funds enhances the Adviser’s business reputation and name recognition.

Metzler/Payden Investment Group

1.	Background

On June 16, 2009, the Board of Trustees of The Metzler/Payden Investment Group (the “M/P Trust”) unanimously approved the Investment Management Agreement (the “Agreement”) between the investment adviser, Metzler/Payden LLC (the “Adviser”), and the M/P Trust with respect to its mutual fund, the Metzler/Payden European Emerging Markets Fund (the “Fund”) for an additional year through June 30, 2010. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the M/P Trust’s independent Trustees. The Board and the Committee determined that the advisory fee structure for each Fund was fair and reasonable in relation to the services provided and that approving the Agreement for an additional year was in the best interests of the Fund and its shareholders.

In reaching this decision, the Board and the Committee considered information furnished to them throughout the year, as well as extensive information prepared specifically in connection with their review of the Agreement, and they were assisted and advised by their independent counsel in this endeavor. They considered the factors discussed below, among others, but they did not identify any single issue or factor or any particular piece of information that, in isolation, was the controlling factor.

2.	Nature, Extent and Quality of Services

The Board and Committee considered the depth and quality of the Adviser’s investment advisory process, the breadth, depth and quality of the Adviser’s investment professionals providing services to the Fund, the experience, capability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and steady growth of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel and to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser provided the Fund under the Agreement. The Board and Committee concluded that the nature, extent and quality of the

Annual Report

Approval of Investment Advisory Agreement continued

investment advisory and related services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

3.	Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of the Fund compared to its respective peers and benchmark indices. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by an independent third party retained by the M/P Trust for this purpose, which contained the Fund’s performance for relevant time periods, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by the third party, and (2) the Fund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for the Metzler/Payden European Emerging Markets Fund have been satisfactory. In sum, the Board and Committee concluded that the Adviser’s record in managing the Fund indicated that its continued management should benefit each Fund and its shareholders.

4.	Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, and actual non-management fees, and compared those fees and expenses to the fee and expense information for the Peer Group for the Fund. They observed that the advisory fees and expenses for the Fund remain competitive with the advisory fees and expenses of its Peer Group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

5.	Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser, and reviewed the cost allocation methodology used to determine the profitability to the Adviser of providing services to the Fund. Based on the review of the information received, the Committee and the Board each concluded that the profits earned by the Adviser were not excessive in light of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser is indirectly benefited from its advisory relationship with the Fund because the availability of mutual funds enhances the Adviser’s business reputation and name recognition.

Payden Mutual Funds

Trustees and Officers

	Position	Year		Funds	Other Directorships
Name & Address	with Fund	Elected	Principal Occupation(s)	Series	Held

333 S. Grand Avenue Los Angeles, CA 90071 Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	PRIG MPIG

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Medical Sciences, and Dean, David Geffen School of Medicine at the University of California, Los Angeles	PRIG MPIG

Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	PRIG	Director, Blue Shield of California; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President, Holy Names University	PRIG	Director, Freemont Bank

Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	PRIG	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	PRIG	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	PRIG	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	PRIG

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel	PRIG

Mary Beth Syal	Interested Trustee	2000	Managing, Principal and Director, Payden & Rygel	PRIG

Scott J. Weiner	Interested Trustee	2002	Managing, Principal and Director, Payden & Rygel	MPIG

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	PRIG

Scott J. Weiner	Chairman and President	2002	Managing, Principal and Director, Payden & Rygel	MPIG

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel	PRIG MPIG

Bradley F. Hersh	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel	PRIG MPIG

Frank Peter Martin	Executive Vice President	2002	Executive Vice President, Metzler/Payden, LLC; Managing Director Metzler Investment GmbH; Managing Director, Schroeders Investment Management GmbH	MPIG

Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel	PRIG MPIG

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel	PRIG MPIG

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel	PRIG MPIG

Additional information about the Trustees can be found in the SAI.

PRIG — Payden and Rygel Investment Group

MPIG — Metzler/Payden Investment Group

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report

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Payden Mutual Funds

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Annual Report

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Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.
To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Short Bond Fund (PYSBX) Payden U.S. Government Fund (PYUSX) Payden GNMA Fund (PYGNX) Payden Core Bond Fund (PYCBX) Payden Corporate Bond Fund (PYACX) Payden High Income Fund (PYHRX) » TAX EXEMPT BOND FUNDS Payden Tax Exempt Bond Fund (PYTEX) Payden California Municipal Income Fund (PYCRX) » GLOBAL BOND FUNDS Payden Global Short Bond Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX) Payden Emerging Markets Bond Fund (PYEMX) » U.S. EQUITY FUNDS » INTERNATIONAL EQUITY FUNDS Payden Global Equity Fund (PYGEX) Metzler/Payden European Emerging Markets Fund (MPYMX) Payden Value Leaders Fund (PYVLX) Payden U.S. Growth Leaders Fund (PUGLX)

ITEM 2. CODE OF ETHICS
Effective June 9, 2003, the registrant adopted “The Metzler/Payden Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Metzler/Payden Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental Code of Ethics is also posted on the registrant’s Internet website at www.metzlerpayden.com.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
At its meeting on December 22, 2009, the registrant’s Board of Trustees determined that W.D. Hilton, Jr., who is an independent Trustee of the registrant, is the audit committee financial expert for the registrant.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees:
Fiscal year ending October 31, 2009: $21,934
Fiscal year ending October 31, 2008: $87,400
(b) Audit-Related Fees:
Fiscal year ending October 31, 2009: $0
Fiscal year ending October 31, 2008: $0
(c) Tax Fees — For preparation of the annual tax returns (state and Federal) for each Fund:
Fiscal year ending October 31, 2009: $14,400
Fiscal year ending October 31, 2008: $14,400
(d) All Other Fees:
Fiscal year ending October 31, 2009: $0
Fiscal year ending October 31, 2008: $0
(e)(l) The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.
(e)(2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee of the registrant’s Board of Trustees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Aggregate Non-Audit Fees:
Fiscal year ending October 31, 2009: $14,400 (Item 4(c))
Fiscal year ending October 31, 2008: $14,400 (Item 4(c))
(h) In the fiscal years ending October 31, 2009 and October 31, 2008, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment adviser, Metzler/Payden, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees tor the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to the registrant’s investment adviser, Metzler/Payden, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included as a part of the report to shareholders filed under Item 1 of this report.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that the information required to be disclosed by the registrant in this report is accumulated and communicated to them as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Metzler/Payden Investment Group
By:	/s/ SCOTT J. WEINER
SCOTT J. WEINER
PRESIDENT

Date: December 29, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Metzler/Payden Investment Group
By:	/s/ BRIAN W. MATTHEWS
BRIAN W. MATTHEWS
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: December 29, 2009